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GARTMORE  FUNDS

ANNUAL  REPORT
October  31,  2002

CORE  EQUITY  SERIES
Gartmore  Growth  Fund
Gartmore  Large  Cap  Value  Fund
Gartmore  Total  Return  Fund
Gartmore  Mid  Cap  Growth  Fund

CORE  ASSET  ALLOCATION  SERIES
Gartmore  Investor  Destinations  Aggressive  Fund
Gartmore  Investor  Destinations  Moderately  Aggressive  Fund
Gartmore  Investor  Destinations  Moderate  Fund
Gartmore  Investor  Destinations  Moderately  Conservative  Fund
Gartmore  Investor  Destinations  Conservative  Fund

CORE  FIXED  INCOME  SERIES
Gartmore  Bond  Fund
Gartmore  Government  Bond  Fund
Gartmore  Tax-Free  Income  Fund
Gartmore  Money  Market  Fund
Gartmore  Morley  Enhanced  Income  Fund

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GARTMORE  GROUPSM:
A  GLOBAL  ASSET  MANAGEMENT  TEAM

Gartmore Global Investments (GGI), investment adviser to Gartmore Funds, leads the U.S. component of Gartmore Group, the global asset management arm of Nationwide . Gartmore encompasses a unified investment platform with 175 portfolio managers, analysts and traders supported by a professional staff of more than 700.

The affiliated advisers that comprise Gartmore Group collectively manage more than $71 billion1 in nontaxable and taxable assets. Gartmore Group's clients include individuals as well as institutions such as corporate and public pension plans, foundations, endowments, mutual fund companies and insurance companies.

STRATEGICALLY  SITUATED

GGI, formed in 1999 and based outside Philadelphia, works in concert with the other Gartmore Group advisers situated in the United States2. Together they have nearly $29 billion1 in assets under management. These affiliates maintain investment management and marketing operations in Conshohocken, PA; Columbus, Ohio; Detroit, Mich.; and Portland, Ore.

Based in London, Gartmore Investment Management plc (GIM) is Gartmore Group's flagship international component. GIM, formed in 1969 and acquired by Nationwide in 2000, has investment management and marketing operations in Scotland, Jersey (Channel Islands), Spain, Germany, Italy, Sweden and Japan.
The following asset management affiliates of Nationwide do business under the trade name "Gartmore Group":

Gartmore  Capital  Management  Ltd3
Gartmore  Fund  Managers  Ltd3
Gartmore  Global  Partners2,3
Gartmore  Investment  Ltd3
Gartmore  Japan  Ltd3
Gartmore  Morley  Capital  Management,  Inc.2
Gartmore  Mutual  Fund  Capital  Trust2,4
NorthPointe  Capital  LLC2
Gartmore  SA  Capital  Trust2,4

Additional  information  can  be  found  online:
WWW.GARTMOREFUNDS.COM

GARTMORE  OFFICE  LOCATIONS

IN  NORTH  AMERICA

United  States      Conshohocken,  Pa.
                    Columbus,  Ohio
                    Detroit,  Mich.
                    Portland,  Ore.

IN  EUROPE

United  Kingdom     London,  England
                    Glasgow,  Scotland
                    Jersey,  Channel  Islands
Spain               Madrid
Germany             Frankfurt
Italy               Milan
Sweden              Stockholm

IN  ASIA

Japan               Tokyo

1.  As  of  Sept.  30,  2002.

2.  These  are  SEC-registered  investment  advisers based in the United States.

3. These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide.

4.  Together,  these  advisers  do  business  as  Gartmore  Global  Investments.

Gartmore Global Investments is the investment adviser to Gartmore Funds. "Look Beyond." and the Family of Funds Diagram are service marks of Gartmore Global Investments, Inc. Nationwide is a registered service mark of Nationwide Mutual Insurance Company.

Securities  offered  through  Gartmore Distribution Services, Inc., Member NASD.

This report is for the information of shareholders of Gartmore Funds. For more complete information, including all sales charges and expenses, please ask your representative for a prospectus. Please read it carefully before you invest or send money.

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LOOK  BEYOND  WITH  GARTMORE  FUNDS.

TAKING  DIVERSIFICATION  TO  THE  NEXT  LEVEL

CORE  SERIES
          Broad market portfolios featuring growth, value and blend styles as well as balanced and fixed income funds designed to form the foundation of an asset allocation program.

INTERNATIONAL  SERIES
          International growth and emerging markets portfolios designed to capture overseas investment opportunities.

SECTOR  SERIES
          Global sector portfolios focused on specific industries, including financial services, health sciences, technology and utilities.

LEADERSHIP  SERIES
          Concentrated stock portfolios specializing in major world markets that feature the best ideas of our global investment team.

CONCEPT  SERIES
          Opportunistic portfolios that can vary significantly in style, market cap, risk and asset class.


CONTENTS

2    MESSAGE TO SHAREHOLDERS

4    MARKET PERSPECTIVES

     CORE EQUITY SERIES
6    Gartmore Growth Fund
9    Gartmore Large Cap Value Fund
13   Gartmore Total Return Fund
17   Gartmore Mid Cap Growth Fund

     CORE ASSET ALLOCATION SERIES
28   Gartmore Investor Destinations Aggressive Fund
30   Gartmore Investor Destinations Moderately Aggressive Fund
32   Gartmore Investor Destinations Moderate Fund
34   Gartmore Investor Destinations Moderately Conservative Fund
36   Gartmore Investor Destinations Conservative Fund

     CORE FIXED INCOME SERIES
47   Gartmore Bond Fund
51   Gartmore Government Bond Fund
54   Gartmore Tax-Free Income Fund
59   Gartmore Money Market Fund
64   Gartmore Morley Enhanced Income Fund

78   NOTES TO FINANCIAL STATEMENTS

ABOUT  PERFORMANCE
The performance of the funds, as reflected on pages 6, 13, 47, 51, 54 and 59, includes performance of their respective predecessor funds prior to reorganization. In addition, the performance of the Class A, Class B and Class C shares prior to such date has been restated for sales charges but not for fees applicable to such classes. The reorganization of the funds took place May 11, 1998. The Gartmore Mutual Funds were preceded by funds of the Nationwide Mutual Funds, and the Nationwide Investing Foundation or Nationwide Investing Foundation II. Inception-to-date class-specific total returns can be found in the Financial Highlights, which start on pages 24 and 73.

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MESSAGE  TO  SHAREHOLDERS
October  31,  2002

DEAR  FELLOW  SHAREHOLDERS,

Since joining Gartmore Global Investments last May, I've been looking forward to this opportunity to review with you how we have performed as the stewards of your capital during the past year, and what lies ahead.

Immediately following my letter, you'll find Market Perspectives. In this review and outlook, Chief Investment Officer Young Chin provides you with his investment management teams' perspectives on the U.S. and international markets' performance during 2002, and delivers a general prognosis for 2003.

Subsequently, each portfolio manager provides you with a candid analysis of his or her portfolio performance relative to his or her fund's investment objective and benchmark. This review includes charts illustrating the fund's average annual total return for each share class, how an investment has performed since the fund's inception, and detailed disclosure of the fund's investments and weighting.

2002 marked the third consecutive down year for the U.S. equity markets as pessimistic investors remained on the sidelines, wary of corporate governance, earnings projections, loose accounting standards, terrorist threats, potential war with Iraq, a weakening dollar and the questionable integrity of Wall Street analysts.

UNDER  THE  MICROSCOPE

We too are operating under a microscope, and I'm confident that we are maintaining the highest standards of accountability. To help us ensure this for you and provide the maximum level of transparency in our fund accounting, compliance and business practices, we have engaged the services of two independent public accounting firms.

PricewaterhouseCoopers is responsible for auditing Gartmore Funds while KPMG is focused on auditing Gartmore Global Investments. PricewaterhouseCoopers' audit opinion letter is provided at the end of this year's report.

IMPROVED  ACCESS  TO  YOUR  ACCOUNTS

The Gartmore Funds Web site has been redesigned and continually improved this year. In addition to easy, 24-hour access to your fund accounts, the site provides "quick links" to fund performance and our chief investment officer's monthly Market Review and Outlook.

This past March we introduced an enhanced quarterly account statement that graphically illustrates your current Gartmore Funds asset allocation and presents fund performance information in an easy-to-read format.

We also improved the layout and content of our quarterly shareholder newsletter, Investment Directions, which provides you with a wide range of information on asset allocation strategies, mutual fund strategies and performance, portfolio manager interviews, and the latest updates on saving and investing for retirement.

DECREASING  FUND  CHARGES

Due to lower costs, effective March 1, 2003, we will decrease- by 50 to 75 basis points-the Class A front-end sales charge that investors pay to purchase intermediate- and short-term fixed-income funds in every category. Look for a detailed sales charge schedule in the Investment Directions issue you will receive in January 2003.

In addition, you also will be able to purchase Gartmore Funds at net asset value
(NAV)  if  your  investment  is  $1  million  or  more.

NOTABLE  FUND  FAMILY  PERFORMANCE

This exceptionally volatile investment environment is likely to remain with us for quite some time and serves to emphasize the need for a well-defined asset allocation strategy.

You and your financial advisor-now more than ever-are depending upon us to provide high-quality, fundamental research, independent analysis, and well-diversified portfolios wrapped in a disciplined investment process that effectively manages risk while making the most of market opportunities over a given time horizon. Across the board, I believe the Gartmore Funds family is making the grade.

In a nationwide industry survey of financial advisors conducted by Dalbar Associates and published in the November 2002 issue of Research magazine, your fund family was rated very good and among the top 10 companies within the "general opinion" category for mid-size firms.

2  ANNUAL REPORT 2002

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STABLE  VALUE  RESONATES  WITH  INVESTORS

The Gartmore Morley Capital Accumulation Fund has garnered widespread media attention and is attracting increasing numbers of shareholders by providing a high degree of predictability, an attractive yield and consistent return. Offered in the IRA class and to qualified retirement and 403(b) plans, this fund is a solid choice for a tax-deferred strategy and has attracted more than $200 million in new assets. This fund was ranked in the first quartile of the short-intermediate grade debt category (133 funds) as reported by Lipper, Jan. 1 through Oct. 31, 2002.

As the year unfolded, investors also moved more than $100 million into the Gartmore Government Bond Fund, which was ranked 10th out of 110 funds within the Intermediate U.S. Government Bond Funds category, based upon one-year performance ended Oct. 31, 2002.

FLAGSHIP CORE EQUITY FUND WAS VERY ATTRACTIVE TO DISCRIMINATING INVESTORS Regardless of the investment style currently "in favor," we offer many core and specialty equity funds that have performed well and attracted investors this year.

For those investors looking to strengthen a core equity position, our flagship mutual fund, the Gartmore Total Return Fund, (to be renamed the Gartmore Nationwide Fund) has steadily improved its investment return by using a disciplined strategy featuring fundamental research and quantitative investment techniques. Attracting more than $600 million in new assets this year, this 69-year-old Fund has diligently adhered to its investment objective, outperformed its benchmark, and is ranked in the top 5% of the Lipper Multi-Cap Core Universe (17th out of 470 funds, based on one-year performance ended Oct. 31, 2002). As reported to you via Investment Directions and the Gartmore Funds Web site, in September, Simon Melluish joined Bill Miller as co-portfolio manager, replacing Chuck Bath. I'm pleased to report that the transition has gone very smoothly and performance remains on target.

EMERGING  MARKETS  FUND  GENERATES  DOUBLE-DIGIT  ABSOLUTE  RETURN

As corporate earnings in the United States and developed countries struggled, Emerging Markets enjoyed a sustained upward cycle of positive double-digit returns. The Gartmore Emerging Markets Fund, which has attracted more than $131 million in new assets this year, is ranked in the top quartile of funds in the Lipper Emerging Markets Fund Universe (10th out of 192 funds), based upon trailing 12-month performance as of Oct. 31, 2002.

ASSET  ALLOCATION  FUNDS  ATTRACT  INVESTORS

With such a dramatic return to emphasizing diversification and asset allocation, it was only natural that shareholders were attracted to the Gartmore Investor Destinations Funds during 2002.

Featuring five risk-profile-based portfolios developed for Gartmore by the renowned asset allocation experts Ibbotson Associates, these funds were introduced to financial advisors and investors during the first quarter. Designed to help investors ease back into the equity markets, these index-driven funds have performed well against their benchmarks and have attracted more than $250 million in new assets.

LOOKING  FORWARD

As we approached the holiday season and New Year, the markets continued to exhibit what looks like short-burst or "sawtooth" rallies. While the investment management team continues to focus on delivering outperformance, we continue to monitor major market trends and develop high-value-added products and services that will provide additional resources to help meet your investment goals.

I hope that many of you will read on and spend a significant amount of time with these individual portfolio manager reports, the statement of investments and the accompanying financials. Please do so with this thought in mind: our communications goal is to ensure that we are providing you with the same quality of information we would find useful were the roles reversed.
I'd appreciate it if you'd drop me a note if we are, or aren't, achieving this goal. Your feedback on how we're serving you and meeting your investment needs will be most valuable to me and my staff.

Wishing  you  a  very  happy  and  successful  2003.

/s/ D.  BRUCE  JOHNSTON
    D.  Bruce  Johnston
    President  and  CEO
    Gartmore  Global  Investments

                                                            2002 ANNUAL REPORT 3

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MARKET  PERSPECTIVES
October  31,  2002

MARKET  REVIEW

MOST  GLOBAL  EQUITY  MARKETS  FELL

World equity markets fell as weak global economic growth, sluggish profits and difficult geopolitical issues weighed heavily on investor and business confidence.

[GRAPHIC OMITTED]

Past performance does not guarantee future results. The chart above reflects performance from Oct. 31, 2001 through Oct. 31, 2002. For index descriptions, see page 5.

Early in 2002, it seemed as though the U.S. recovery would be robust and continue to show improvement. This anticipated recovery was expected to bolster European and Japanese growth through greater export activity.

Instead, U.S. economic growth was strong during the first calendar quarter of 2002, stalled during the second quarter and then regained its footing in the third quarter (the U.S. economy recorded 4% annualized growth for the period ended Sept. 30, 2002). Overall, the level of growth fluctuated with consumer spending and inventory rebuilding, but capital spending remained weak.

Corporations worldwide struggled with weaker product demand and limited pricing power. Profit growth came mainly through cost cutting.

Against this backdrop of slower growth and lower profits, political risks heightened. Terrorist threats increased, as did the likelihood of a war with Iraq.

GOVERNMENT  BONDS  AND  EMERGING  MARKETS  EQUITIES  SURGED

Government bonds and Emerging Markets equities served as the bright spot in the global economy with strong positive returns. Investors flocked to the safety of government bonds, which were up 9% (for the period from Oct. 31, 2001 through Oct. 31, 2002) as measured by the Salomon Smith Barney World Bond Index.


Emerging Markets equities were up 11% (for the period from Oct. 31, 2001 through Oct. 31, 2002) as measured by the S&P/IFC Emerging Markets Composite Index. This gain was attributed to attractive valuations (stock prices), solid corporate earnings growth and the continued trend of outsourcing manufacturing to low-cost producers within the Emerging Markets countries.

The last three weeks of the period brought an equity market rally that stemmed from attractive valuations, less-negative news flow and better-than-expected third-quarter earnings.

U.S.  OUTLOOK

We expect fourth-quarter economic growth to decelerate to a rate of 1.5% to 2% annualized, due to a reduction in consumer spending. It then should grow to a rate of about 2.5% to 3% during 2003.

The chart above right indicates that consumer spending has been a major driver of economic growth. However, concerns about the economy, job security and a possible war with Iraq have dampened consumer confidence, which dropped 15% in October-a magnitude of decline usually seen only during recessions.

Retail analysts are predicting slim holiday sales compared to last year's surprisingly strong season. A shorter Christmas selling season (26 days compared to 32 last year) coupled with the West Coast dock strike, which could delay the arrival of holiday merchandise inventories, may hamper consumer spending.

[PICTURE OMITTED]

YOUNG  CHIN
Chief  Investment  Officer
Gartmore  Global  Investments


2002  ANNUAL  REPORT  4
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[GRAPHIC OMITTED]

Capital spending, which is closely tied to profit growth, was a strong driver of GDP growth during the late 1990s. Capital spending declined during the profit recession that began during the third quarter of 2000, but should improve as profits resume. This improvement may take some time. Although S&P 500 Index operating profits increased 13% year-over-year, most of the gain came from cost cutting rather than revenue growth. Therefore, we do not expect capital spending to improve until at least mid-2003.

ADDITIONAL  FED  STIMULUS  PROVIDES  SUPPORT

In early November 2002, the Fed cut interest rates by 50 basis points. This was twice the anticipated cut and left the Fed funds rate at 1.25%. Reportedly, the move was undertaken in response to geopolitical issues that were inhibiting consumer and business spending.

However, we believe the Fed was motivated by fears that economic weakness coupled with low inflation could send the U.S. economy into a deflationary position. Deflation is problematic for those U.S. consumers and companies carrying heavy debt loads, because it magnifies debt. After studying Japan's battle with deflation, the Fed concluded that the best insurance against deflation would be aggressive easing early on.

Lower interest rates should boost two key elements of the economy: consumer spending and company profits. Reduced rates should bolster consumer spending on interest-sensitive goods such as housing and motor vehicles, while companies should benefit from the lower cost of capital and interest.

Gartmore's  investment  positioning

As long as the Federal Reserve follows an accommodative policy toward interest rates, we will continue to position the Fund to participate in an economic recovery. For instance, we are overweighted in sectors such as industrials and materials, which are most likely to benefit from an economic recovery. We recently increased holdings within the technology sector because they are now attractively priced, and will benefit from an economic recovery.

Our global investment positioning has become slightly more aggressive since overseas economies continue to improve and profits are improving. Within the information technology sector, we have added positions with attractive valuations and high-quality balance sheets, because this sector's fundamentals remain weak. We also have added to financial stocks that should benefit from rising markets.

Because of Japan's sensitivity to global economic conditions and the likelihood of a patchy recovery, we have reduced our exposure to that country. We still find Pacific and Emerging Markets relatively attractive.

--------------------------------------------------------------------------------

Investing may involve market risk, including possible loss of principal. International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets. Small-cap stocks have higher risks than stocks of larger, more established companies and have significant short-term price volatility.

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. Although information has been obtained from and is based on sources Gartmore Global Investments believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed. All opinions and estimates included in this report constitute Gartmore Global Investments' judgment as of the date of this report and are subject to change without notice.

The Standard & Poor's 500 Index is a unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed. The Salomon Smith Barney World Government Bond Index includes about 650 bond securities issued by 18 governments in various countries. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The MSCI EMF IndexSM (Emerging Markets Free) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

                                                            2002 ANNUAL REPORT 5

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GARTMORE  GROWTH  FUND
Core  Series

Class  A  Shares  symbol:               NMFAX
Class  B  Shares  symbol:               NMFBX
Class  C  Shares  symbol:               GCGRX
Class  D  Shares  symbol:               MUIGX
Institutional  Service  Class  symbol:  GWISX

HOW  DID  THE  FUND  PERFORM?

The Fund returned -19.52%* versus -19.62% for its benchmark, the Russell 1000 Growth Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

The equity markets staged a brief rally immediately after the terrorist attacks of Sept. 11, 2001. However, positive investor sentiment faded after a number of issues dragged down stock market performance.

A stretch of downbeat economic news prompted fears of a "double-dip" recession, and a series of high-profile cases involving corporate accounting and management scandals intensified skepticism about the clarity and credibility of many companies' earnings. Heightened concern about a possible war with Iraq also contributed to investors' uneasiness. Combined with a persistent weakness in corporate profits, each of these factors hurt stock performance within all market sectors and capitalizations during the year.

The Fund's negative return reflected the poor performance of large-capitalization growth stocks as a whole, yet the Fund did perform in line with its investment objective and benchmark.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

Consumer spending remained strong for most of the year, despite a slowdown in the third quarter of 2002. Foreseeing the trend, the Fund placed an emphasis on consumer-related stocks. This strategy paid off, as several holdings as diverse as Proctor & Gamble Co. and Harley-Davidson, Inc. performed well. Robust sales and a broad product line helped boost Proctor & Gamble's stock. Harley-Davidson benefited from exceptionally strong demand for its motorcycles and sales of special products designed to commemorate the company's 100th anniversary.

On the downside, Fund performance was hurt by a sizable investment in the information technology sector, which is still hampered by a lack of demand stemming from businesses' limited capital spending. For example, stocks of large semiconductor makers Fairchild Semiconductor International, Inc. and Texas Instruments Inc. each finished well into negative territory, suffering from weak product sales.

HOW  IS  THE  FUND  POSITIONED?

Moving into the fourth quarter of 2002 and preparing for 2003, we are positioning the Fund less defensively. As a result, we increased the Fund's allocation to the information technology sector. This sector has been depressed for so long that we believe opportunities will emerge that can offer more attractive investment returns.

In boosting the Fund's IT exposure, we slightly pared back our investments in consumer-staples stocks. Predictable earnings relative to the broader markets have driven price/earnings multiples to very extended levels. We believe that low interest rates and mortgage refinancings will continue to buoy discretionary consumer spending for the intermediate term.

As always, however, we will remain focused on searching for individual companies with sound fundamentals and a market positioning that can gain market share regardless of economic conditions.

PORTFOLIO  MANAGER:  Christopher  Baggini,  CFA

*Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $273,977,679
OCTOBER  31,  2002


AVERAGE ANNUAL TOTAL RETURN
(For Years Ended October 31, 2002)

                                               1 YR.    5 YR.   10 YR.
Class A1 . . . . . . . . . . . . .  w/o SC2   -19.52%  -11.68%    1.71%
                                    w/SC3     -24.16%  -12.73%    1.11%
Class B1 . . . . . . . . . . . . .  w/o SC2   -19.86%  -12.67%    1.14%
                                    w/SC4     -23.86%  -12.86%    1.14%
Class C1 . . . . . . . . . . . . .  w/o SC2   -20.00%  -11.96%    1.56%
                                    w/SC5     -21.65%  -12.13%    1.46%
Class D. . . . . . . . . . . . . .  w/o SC2   -19.36%  -11.49%    1.83%
                                    w/SC6     -22.99%  -12.30%    1.36%
Institutional Service Class1,7 . .            -19.36%  -11.49%    1.83%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98), Class C (3/1/01) and Institutional Service Class (1/2/02) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses. Had Institutional Service Class been in existence for the time periods presented, the performance of such class would have been similar assuming similar expenses.

2     These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).

3     A  5.75%  front-end  sales  charge  was  deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

6     A  4.50%  front-end  sales  charge  was  deducted.

7     Not  subject  to  any  sales  charges.

      See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE GROWTH      BENCHMARKS
DATE            CLASS D      RUSSELL 1000 GROWTH   CPI
----------  ---------------  -------------------  ------
10/31/1992            9,550               10,000  10,000
10/31/1993           11,092               10,731  10,275
10/31/1994           11,727               11,311  10,543
10/31/1995           14,191               14,617  10,839
10/31/1996           15,945               17,840  11,164
10/31/1997           21,066               23,276  11,396
10/31/1998           24,423               29,012  11,566
10/31/1999           28,592               38,948  11,862
10/31/2000           26,811               42,583  12,271
10/31/2001           14,191               25,573  12,532
10/31/2002           11,443               20,556  12,796


Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth) (a) and the Consumer Price Index (CPI) (b) over a 10-year period ended 10/31/02. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell 1000 Growth is an unmanaged index of the growth securities of large U.S. companies included in the Russell 1000 Index.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

6  ANNUAL  REPORT  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  GROWTH  FUND

COMMON  STOCKS  (99.7%)



                                               SHARES            VALUE
---------------------------------------------------------------------------
AEROSPACE / DEFENSE  (2.0%)
Lockheed Martin Corp. . . . . . . . . . . . .   93,200         $ 5,396,280

---------------------------------------------------------------------------
APPAREL / FOOTWEAR  (0.6%)
Nike, Inc. Class B. . . . . . . . . . . . . .   33,500           1,580,865

---------------------------------------------------------------------------
AUTOMOTIVE  (1.9%)
Advance Auto Parts, Inc. (b). . . . . . . . .   22,500           1,204,875
Autozone, Inc. (b). . . . . . . . . . . . . .   26,000           2,230,020
Harley-Davidson, Inc. . . . . . . . . . . . .   35,000           1,830,500
                                                              ------------
                                                                 5,265,395

---------------------------------------------------------------------------
BANKS  (2.0%)
Bank of America Corp. . . . . . . . . . . . .   19,969           1,393,836
Citigroup, Inc. . . . . . . . . . . . . . . .   52,800           1,950,961
The Bank of New York Co., Inc.. . . . . . . .   27,200             707,200
Wells Fargo Co. . . . . . . . . . . . . . . .   27,920           1,409,122
                                                              ------------
                                                                 5,461,119

---------------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION  (4.8%)
AOL Time Warner, Inc. (b) . . . . . . . . . .  115,000           1,696,250
Clear Channel Communications, Inc. (b). . . .  158,000           5,853,900
Viacom, Inc. Class B (b). . . . . . . . . . .  125,600           5,603,016
                                                              ------------
                                                                13,153,166

---------------------------------------------------------------------------
BUSINESS SERVICES  (1.8%)
Aramark Corp. (b) . . . . . . . . . . . . . .   75,000           1,582,500
First Data Corp.. . . . . . . . . . . . . . .   29,000           1,013,260
Fiserv, Inc. (b). . . . . . . . . . . . . . .   31,000             968,440
The BISYS Group, Inc. (b) . . . . . . . . . .   70,000           1,253,000
                                                              ------------
                                                                 4,817,200

---------------------------------------------------------------------------
CAPITAL GOODS  (4.1%)
General Electric Co.. . . . . . . . . . . . .  445,000          11,236,250
Chemicals  (0.8%)
Ecolab, Inc.. . . . . . . . . . . . . . . . .   15,900             767,175
Praxair, Inc. . . . . . . . . . . . . . . . .   27,000           1,471,500
                                                              ------------
                                                                 2,238,675

---------------------------------------------------------------------------
COMPUTER EQUIPMENT  (8.1%)
Cisco Systems, Inc. (b) . . . . . . . . . . .  742,780           8,304,280
Dell Computer Corp. (b) . . . . . . . . . . .  251,700           7,201,137
Hewlett-Packard Co. . . . . . . . . . . . . .   88,100           1,391,980
International Business Machines Corp. . . . .   37,000           2,920,780
Lexmark International Group, Inc. Class A (b)   39,000           2,317,380
                                                              ------------
                                                                22,135,557


                                                SHARES              VALUE
---------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (10.7%)
Affiliated Computer Services, Inc. Class A (b)   75,000         $ 3,453,750
BEA Systems, Inc. (b). . . . . . . . . . . . .  430,000           3,478,270
Electronic Arts, Inc. (b). . . . . . . . . . .   17,000           1,107,040
Microsoft Corp. (b). . . . . . . . . . . . . .  284,500          15,212,215
Network Associates, Inc. (b) . . . . . . . . .   65,300           1,037,617
Oracle Corp. (b) . . . . . . . . . . . . . . .  270,800           2,759,452
Symantec Corp. (b) . . . . . . . . . . . . . .   63,100           2,524,000
                                                               ------------
                                                                 29,572,344

---------------------------------------------------------------------------
CONSUMER PRODUCTS  (3.2%)
Clorox Co. (The) . . . . . . . . . . . . . . .   21,000             943,530
Colgate-Palmolive Co.. . . . . . . . . . . . .   33,200           1,825,336
The Procter & Gamble Co. . . . . . . . . . . .   67,190           5,942,956
                                                               ------------
                                                                  8,711,822

---------------------------------------------------------------------------
DRUGS  (17.9%)
Abbott Laboratories. . . . . . . . . . . . . .  112,000           4,689,440
Allergan, Inc. . . . . . . . . . . . . . . . .   23,200           1,263,240
AmerisourceBergen Corp.. . . . . . . . . . . .   19,700           1,401,655
Amgen, Inc. (b). . . . . . . . . . . . . . . .   70,000           3,259,200
Cephalon, Inc. (b) . . . . . . . . . . . . . .   49,400           2,483,338
IDEC Pharmaceuticals Corp. (b) . . . . . . . .   75,000           3,451,500
King Pharmaceuticals, Inc. (b) . . . . . . . .  107,300           1,647,055
Merck & Co., Inc.. . . . . . . . . . . . . . .   76,000           4,122,240
NPS Pharmaceuticals, Inc. (b). . . . . . . . .  115,000           2,987,700
Pfizer, Inc. . . . . . . . . . . . . . . . . .  441,200          14,016,924
Pharmacia Corp.. . . . . . . . . . . . . . . .  128,000           5,504,000
Teva Pharmaceutical Industries Ltd.. . . . . .   25,000           1,935,750
Wyeth. . . . . . . . . . . . . . . . . . . . .   80,000           2,680,000
                                                               ------------
                                                                 49,442,042

---------------------------------------------------------------------------
ELECTRONICS  (0.4%)
Johnson Controls, Inc. . . . . . . . . . . . .   13,900           1,084,200
Financial Services  (2.9%)
American Express Co. . . . . . . . . . . . . .   26,000             945,620
Fifth Third Bancorp. . . . . . . . . . . . . .   21,500           1,365,250
Lehman Brothers Holdings, Inc. . . . . . . . .   26,000           1,385,020
Marsh & McLennan Cos., Inc.. . . . . . . . . .   30,000           1,401,300
MBNA Corp. . . . . . . . . . . . . . . . . . .   60,100           1,220,631
SLM Corp.. . . . . . . . . . . . . . . . . . .    8,100             832,194
T. Rowe Price Group, Inc.. . . . . . . . . . .   25,500             719,865
                                                               ------------
                                                                  7,869,880

---------------------------------------------------------------------------
FOOD & BEVERAGE  (3.3%)
Coca-Cola Co.. . . . . . . . . . . . . . . . .   37,000           1,719,760
Kraft Foods, Inc. Class A. . . . . . . . . . .   38,000           1,501,000
PepsiCo, Inc.. . . . . . . . . . . . . . . . .  114,010           5,027,841
Performance Food Group Co. (b) . . . . . . . .   25,000             929,750
                                                               ------------
                                                                  9,178,351


                                                            2002 ANNUAL REPORT 7

================================================================================
STATEMENT  OF  INVESTMENTS  (CONTINUED)
OCTOBER  31,  2002

COMMON  STOCKS  (CONTINUED)

GARTMORE  GROWTH  FUND  (CONTINUED)




                                             SHARES             VALUE
---------------------------------------------------------------------------
HEALTHCARE  (6.6%)
Anthem, Inc. (b). . . . . . . . . . . . . .   30,000         $ 1,890,000
Cardinal Health, Inc. . . . . . . . . . . .   21,000           1,453,410
Caremark Rx, Inc. (b) . . . . . . . . . . .  107,900           1,909,830
HCA, Inc. . . . . . . . . . . . . . . . . .   72,500           3,153,025
Johnson & Johnson . . . . . . . . . . . . .  164,800           9,682,000
                                                            ---------------
                                                              18,088,265

---------------------------------------------------------------------------
HOTELS / MOTELS  (0.3%)
MGM Grand, Inc. (b) . . . . . . . . . . . .   27,000             839,700
Insurance  (2.3%)
Allstate Corp. (The). . . . . . . . . . . .   54,000           2,148,120
American International Group, Inc.. . . . .   66,011           4,128,988
                                                            ---------------
                                                               6,277,108

---------------------------------------------------------------------------
MANUFACTURING  (0.9%)
Danaher Corp. . . . . . . . . . . . . . . .   12,500             723,125
Illinois Tool Works, Inc. . . . . . . . . .   29,320           1,800,248
                                                            ---------------
                                                               2,523,373
---------------------------------------------------------------------------
MEDICAL PRODUCTS  (4.3%)
Boston Scientific Corp. (b) . . . . . . . .  111,900           4,210,797
Medtronic, Inc. . . . . . . . . . . . . . .  140,600           6,298,880
St. Jude Medical, Inc. (b). . . . . . . . .   36,700           1,306,887
                                                            ---------------
                                                              11,816,564

---------------------------------------------------------------------------
MORTGAGE / ASSET BACKED OBLIGATIONS  (2.6%)
Fannie Mae. . . . . . . . . . . . . . . . .   64,000           4,279,040
Freddie Mac . . . . . . . . . . . . . . . .   48,700           2,998,946
                                                            ---------------
                                                               7,277,986

---------------------------------------------------------------------------
OIL & GAS  (1.1%)
Exxon Mobil Corp. . . . . . . . . . . . . .   42,000           1,413,720
Weatherford International, Inc. (b) . . . .   38,000           1,521,520
                                                            ---------------
                                                               2,935,240

---------------------------------------------------------------------------
PACKAGING  (0.5%)
Pactiv Corp. (b). . . . . . . . . . . . . .   72,500           1,438,400

---------------------------------------------------------------------------
RAILROADS  (0.2%)
CSX Corp. . . . . . . . . . . . . . . . . .   19,000             524,400

---------------------------------------------------------------------------
RETAIL  (9.5%)
Best Buy Co., Inc. (b). . . . . . . . . . .   68,700           1,415,907
Home Depot, Inc.. . . . . . . . . . . . . .  223,700           6,460,456
Lowe's Cos., Inc. . . . . . . . . . . . . .   50,000           2,086,500
Target Corp.. . . . . . . . . . . . . . . .  114,000           3,433,680
The Gap, Inc. . . . . . . . . . . . . . . .  241,400           2,841,278
Wal-Mart Stores, Inc. . . . . . . . . . . .  149,597           8,010,919
Williams-Sonoma, Inc. (b) . . . . . . . . .   79,400           1,889,720
                                                            ---------------
                                                              26,138,460




                                                   SHARES              VALUE
-------------------------------------------------------------------------------
SEMICONDUCTORS  (4.6%)
Intel Corp. . . . . . . . . . . . . . . . . . . .  400,000         $  6,920,000
Maxim Integrated Products, Inc. (b) . . . . . . .   40,000            1,273,600
QLogic Corp. (b). . . . . . . . . . . . . . . . .   95,900            3,338,279
Texas Instruments, Inc. . . . . . . . . . . . . .   78,600            1,246,596
                                                                  -------------
                                                                     12,778,475

-------------------------------------------------------------------------------
TELECOMMUNICATIONS  (2.0%)
AT&T Wireless Services, Inc. (b). . . . . . . . .  150,000            1,030,500
Nokia Corp. . . . . . . . . . . . . . . . . . . .  133,100            2,212,122
Qualcomm, Inc. (b). . . . . . . . . . . . . . . .   64,000            2,209,280
                                                                  -------------
                                                                      5,451,902

-------------------------------------------------------------------------------
TRANSPORTATION SERVICES  (0.3%)
Federal Express Corp. . . . . . . . . . . . . . .   14,000              744,660

TOTAL COMMON STOCKS                                                 273,977,679
                                                                  -------------

TOTAL INVESTMENTS (COST $277,905,560) (A) - 99.7%                   273,977,679

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%                            864,818
                                                                  -------------

NET ASSETS - 100.0%                                                $274,842,497
                                                                  =============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)     Denotes  a  non-income  producing  security.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

8  ANNUAL  REPORT  2002

================================================================================
GARTMORE  LARGE  CAP  VALUE  FUND

Class  A  Shares  symbol:               NPVAX
Class  B  Shares  symbol:               NLVBX
Class  C  Shares  symbol:               NLVAX
Institutional  Service  Class  symbol:  NLVIX

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed on a relative basis, returning -7.98%* versus -10.02% for its benchmark, the Russell 1000 Value Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

World events and corporate accounting issues during the past year produced one of the most challenging investment environments on record. The recovery that so many investors hoped for did not materialize, and the market actually undercut its lows of Sept. 11, 2001. On a relative basis, however, large-capitalization value stocks outperformed large-cap growth stocks. This has been the case for much of the current bear market as investors have frowned upon stocks that are believed to be overpriced.

Despite a host of wide-ranging pressures, the Fund maintained its disciplined focus on companies with attractive valuations, strong fundamentals and improving profitability, and was able to outperform its benchmark.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The portfolio benefited from very strong stock selection within the consumer discretionary, financials, industrials and utilities sectors. Consumer discretionary stocks such as The McGraw-Hill Cos., Inc. and Gannett Co., Inc. were both up more than 20% for the period. In general, consumer-related stocks performed well because consumer spending buoyed the economy for most of the year. In the financials arena, Fidelity National Financial, Inc., North Fork Bancorp, Inc. and GreenPoint Financial Corp. were up an average of 39%. Other names that contributed to strong relative performance included Deluxe Corp. and United Technologies Corp.

The portfolio struggled in the energy and materials sectors. For example, lower gas prices and reduced oil and gas production volumes negatively affected results for energy company Marathon Oil Corp. Georgia-Pacific Corp. shares also came under pressure as the company battled high debt levels as well as asbestos litigation.

HOW  IS  THE  FUND  POSITIONED?

Investor fear and skepticism continue to be the dominant themes driving the markets. The possibility of war with Iraq has exacerbated this environment. Corporate accounting and governance scandals, the threat of terrorist attacks and a weak economic environment fueled investors' negative feelings toward the equity markets.

Given this, we have focused on maintaining a prudent and cautious stance for the portfolio. Fear and pessimism can lead to opportunity for the nimble investor; thus we will endeavor to move quickly to capture solid opportunities should market conditions improve.

PORTFOLIO  MANAGER:  NorthPointe  Capital,  LLC-Subadviser

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.


PORTFOLIO  MARKET  VALUE:  $24,217,295
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)

                    1 YR.   INCEPTION1
Class A.  w/o SC2   -7.98%       -1.28%
          w/SC3    -13.28%       -2.74%
Class B.  w/o SC2   -8.53%       -2.12%
          w/SC4    -12.91%       -2.82%
Class C5  w/o SC2   -8.50%       -2.06%
          w/SC6    -10.29%       -2.31%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1    Fund  commenced  operations  on  November  2,  1998.

2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).

3    A  5.75%  front-end  sales  charge  was  deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



            GARTMORE LARGE CAP VALUE      BENCHMARKS
DATE                CLASS A           RUSSELL 1000 VALUE   CPI
----------  ------------------------  ------------------  ------
11/2/1998                      9,425              10,000  10,000
10/31/1999                     9,789              11,653  10,256
10/31/2000                    10,581              12,295  10,610
10/31/2001                     9,727              10,837  10,835
10/31/2002                     8,951               9,751  11,064

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value) (a) and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell 1000 Value is an unmanaged index of the value securities of large U.S. companies included in the Russell 1000 Index.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                            2002 ANNUAL REPORT 9

================================================================================
CORE  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  LARGE  CAP  VALUE  FUND

COMMON  STOCKS  (99.5%)


                                           SHARES OR
                                        PRINCIPAL AMOUNT            VALUE
---------------------------------------------------------------------------
AEROSPACE & DEFENSE  (2.5%)
Honeywell International, Inc.. . . . .             7,000         $  167,580
Lockheed Martin Corp.. . . . . . . . .             2,000            115,800
Raytheon Co. . . . . . . . . . . . . .             4,800            141,600
United Technologies Corp.. . . . . . .             2,800            172,676
                                                                -----------
                                                                    597,656

---------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS  (0.6%)
FedEx Corp.. . . . . . . . . . . . . .             2,700            143,613

---------------------------------------------------------------------------
AUTO COMPONENTS  (0.3%)
Visteon Corp.. . . . . . . . . . . . .            12,800             84,352

---------------------------------------------------------------------------
AUTOMOBILES  (1.2%)
Ford Motor Co. . . . . . . . . . . . .            13,700            115,902
General Motors Corp. . . . . . . . . .             5,400            179,550
                                                                -----------
                                                                    295,452

---------------------------------------------------------------------------
BANKS  (15.7%)
Bank of America Corp.. . . . . . . . .            11,100            774,780
Bank One Corp. . . . . . . . . . . . .             7,600            293,132
Banknorth Group, Inc.. . . . . . . . .             7,400            171,458
BB&T Corp. . . . . . . . . . . . . . .             5,300            192,125
GreenPoint Financial Corp. . . . . . .             4,700            204,779
North Fork Bancorp, Inc. . . . . . . .             4,500            173,070
PNC Bank Corp. . . . . . . . . . . . .             4,200            170,772
U.S. Bancorp . . . . . . . . . . . . .            19,100            402,819
UnionBanCal Corp.. . . . . . . . . . .             4,300            183,610
Wachovia Corp. . . . . . . . . . . . .            10,500            365,295
Washington Mutual, Inc.. . . . . . . .            10,800            386,208
Wells Fargo Co.. . . . . . . . . . . .             9,500            479,465
                                                                -----------
                                                                  3,797,513

---------------------------------------------------------------------------
BEVERAGES  (0.6%)
Constellation Brands, Inc. (b) . . . .             6,100            154,513

---------------------------------------------------------------------------
CHEMICALS  (3.2%)
Air Products & Chemicals, Inc. . . . .             5,200            229,840
Dow Chemical Co. . . . . . . . . . . .             5,400            140,346
E.I. du Pont de Nemours & Co.. . . . .             4,900            202,125
Valspar Corp.. . . . . . . . . . . . .             5,100            213,027
                                                                -----------
                                                                    785,338

---------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES  (1.5%)
Deluxe Corp. . . . . . . . . . . . . .             4,000            184,880
H&R Block, Inc.. . . . . . . . . . . .             3,800            168,644
                                                                -----------
                                                                    353,524

---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT  (0.6%)
Motorola, Inc. . . . . . . . . . . . .            16,100            147,637


                                                       SHARES OR
                                                    PRINCIPAL AMOUNT        VALUE
-----------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS  (3.4%)
Hewlett-Packard Co.. . . . . . . . . . . . . .            17,800         $  281,240
International Business Machines. . . . . . . .             5,300            418,382
Storage Technology Corp. (b) . . . . . . . . .             7,400            130,832
                                                                         ----------
                                                                            830,454

-----------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS  (9.3%)
American Express Co. . . . . . . . . . . . . .             5,700            207,309
Bear Stearns Cos., Inc.. . . . . . . . . . . .             3,100            189,255
Citigroup, Inc.. . . . . . . . . . . . . . . .            24,960            922,272
Countrywide Credit Industries, Inc.. . . . . .             3,700            186,147
J.P. Morgan Chase & Co.. . . . . . . . . . . .            12,000            249,000
Merrill Lynch & Co., Inc.. . . . . . . . . . .             5,100            193,545
Morgan Stanley Dean Witter & Co. . . . . . . .             7,900            307,468
                                                                         ----------
                                                                          2,254,996

-----------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES  (8.2%)
AT&T Corp. . . . . . . . . . . . . . . . . . .            22,700            296,008
Bellsouth Corp.. . . . . . . . . . . . . . . .            11,700            305,955
SBC Communications, Inc. . . . . . . . . . . .            19,900            510,634
Sprint Corp. . . . . . . . . . . . . . . . . .            16,400            203,688
Verizon Communications, Inc. . . . . . . . . .            17,700            668,352
                                                                         ----------
                                                                          1,984,637

-----------------------------------------------------------------------------------
ELECTRIC UTILITIES  (4.6%)
Consolidated Edison, Inc.. . . . . . . . . . .             2,900            123,453
DTE Energy Co. . . . . . . . . . . . . . . . .             5,000            225,450
Edison International (b) . . . . . . . . . . .            14,900            149,745
Entergy Corp.. . . . . . . . . . . . . . . . .             4,500            198,405
Exelon Corp. . . . . . . . . . . . . . . . . .             2,800            141,120
TXU Corp.. . . . . . . . . . . . . . . . . . .             5,800             83,230
Wisconsin Energy Corp. . . . . . . . . . . . .             8,300            190,734
                                                                         ----------
                                                                          1,112,137

-----------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT  (0.7%)
Cooper Industries, Inc.. . . . . . . . . . . .             5,200            163,748

-----------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  (0.5%)
Tech Data Corp. (b). . . . . . . . . . . . . .             3,900            124,605

-----------------------------------------------------------------------------------
FOOD & DRUG RETAILING  (0.6%)
Kroger Co. (b) . . . . . . . . . . . . . . . .            10,500            155,820

-----------------------------------------------------------------------------------
FOOD PRODUCTS  (2.1%)
ConAgra Foods, Inc.. . . . . . . . . . . . . .            10,900            264,325
Sara Lee Corp. . . . . . . . . . . . . . . . .            11,200            255,696
                                                                         ----------
                                                                            520,021

-----------------------------------------------------------------------------------
GAS UTILITIES  (0.8%)
Sempra Energy. . . . . . . . . . . . . . . . .             9,100            201,474

10  ANNUAL  REPORT  2002

================================================================================
COMMON  STOCKS  (CONTINUED)

                                                      SHARES OR
                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES  (0.5%)
DENTSPLY International, Inc.. . . . . . . . .             3,400         $  125,528

----------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES  (0.6%)
Aetna, Inc. . . . . . . . . . . . . . . . . .             3,800            153,140

----------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE  (1.3%)
McDonald's Corp.. . . . . . . . . . . . . . .             8,300            150,313
Outback Steakhouse, Inc. (b). . . . . . . . .             4,700            160,035
                                                                        ----------
                                                                           310,348

----------------------------------------------------------------------------------
HOUSEHOLD DURABLES  (0.7%)
Pulte Homes, Inc. . . . . . . . . . . . . . .             3,900            179,088
Household Products  (1.9%)
Kimberly-Clark Corp.. . . . . . . . . . . . .             3,800            195,700
Procter & Gamble Co.. . . . . . . . . . . . .             3,000            265,350
                                                                        ----------
                                                                           461,050

----------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES  (1.1%)
3M Co.. . . . . . . . . . . . . . . . . . . .             2,100            266,574

----------------------------------------------------------------------------------
INSURANCE  (7.0%)
Allstate Corp. (The). . . . . . . . . . . . .             9,100            361,998
American International Group, Inc.. . . . . .             6,350            397,192
Fidelity National Financial, Inc. . . . . . .             6,970            210,494
Old Republic International Corp.. . . . . . .             7,300            217,613
Progressive Corp. (The) . . . . . . . . . . .             3,500            192,500
Torchmark Corp. . . . . . . . . . . . . . . .             5,800            207,640
Travelers Property Casualty Corp. Class B (b)             7,784            105,240
                                                                        ----------
                                                                         1,692,677

----------------------------------------------------------------------------------
MACHINERY  (1.6%)
Deere & Co. . . . . . . . . . . . . . . . . .             5,300            245,867
Paccar, Inc.. . . . . . . . . . . . . . . . .             3,100            136,772
                                                                        ----------
                                                                           382,639

----------------------------------------------------------------------------------
MEDIA  (5.9%)
AOL Time Warner, Inc. (b) . . . . . . . . . .            14,400            212,400
Gannett Co., Inc. . . . . . . . . . . . . . .             3,900            296,127
Liberty Media Corp. (b) . . . . . . . . . . .            28,300            234,041
McGraw-Hill Cos., Inc. (The). . . . . . . . .             2,900            187,050
Viacom, Inc. Class B (b). . . . . . . . . . .             5,500            245,355
Walt Disney Co. (The) . . . . . . . . . . . .            14,900            248,830
                                                                        ----------
                                                                         1,423,803

----------------------------------------------------------------------------------
METALS & MINING  (0.7%)
Nucor Corp. . . . . . . . . . . . . . . . . .             4,100            172,774


                                                SHARES OR
                                             PRINCIPAL AMOUNT            VALUE
----------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER  (0.6%)
Questar Corp. . . . . . . . . . . . . . . .             6,000         $  154,800
Multiline Retail  (1.1%)
Federated Department Stores, Inc. (b) . . .             5,200            159,640
Sears, Roebuck & Co.. . . . . . . . . . . .             3,800             99,788
                                                                      ----------
                                                                         259,428

----------------------------------------------------------------------------------
OIL & GAS  (10.2%)
Amerada Hess Corp.. . . . . . . . . . . . .             2,900            148,770
Ashland, Inc. . . . . . . . . . . . . . . .             6,300            165,375
ChevronTexaco Corp. . . . . . . . . . . . .             6,400            432,832
ConocoPhillips. . . . . . . . . . . . . . .             4,300            208,550
Exxon Mobil Corp. . . . . . . . . . . . . .            38,700          1,302,642
Marathon Oil Corp.. . . . . . . . . . . . .             9,800            204,820
                                                                      ----------
                                                                       2,462,989

----------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (1.1%)
Georgia Pacific Corp. . . . . . . . . . . .            11,700            142,740
International Paper Co. . . . . . . . . . .             3,300            115,269
                                                                      ----------
                                                                         258,009

----------------------------------------------------------------------------------
PERSONAL PRODUCTS  (0.6%)
Avon Products, Inc. . . . . . . . . . . . .             3,000            145,470

----------------------------------------------------------------------------------
PHARMACEUTICALS  (2.7%)
Bristol-Myers Squibb Co.. . . . . . . . . .             7,400            182,114
Merck & Co., Inc. . . . . . . . . . . . . .             4,300            233,232
Schering-Plough Corp. . . . . . . . . . . .            11,300            241,255
                                                                      ----------
                                                                         656,601

----------------------------------------------------------------------------------
REAL ESTATE  (2.2%)
General Growth Properties, Inc. . . . . . .             4,200            201,936
Hospitality Properties Trust. . . . . . . .             4,000            130,880
Simon Property Group, Inc.. . . . . . . . .             5,800            198,070
                                                                      ----------
                                                                         530,886

----------------------------------------------------------------------------------
ROAD & RAIL  (0.6%)
Union Pacific Corp. . . . . . . . . . . . .             2,600            153,530

----------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS  (0.5%)
Micron Technology, Inc. (b) . . . . . . . .             6,900            110,400

----------------------------------------------------------------------------------
SOFTWARE  (0.5%)
Computer Associates International, Inc. . .             7,500            111,450

----------------------------------------------------------------------------------
SPECIALTY RETAIL  (0.8%)
Limited, Inc. (The) . . . . . . . . . . . .            12,300            192,741

                                                           2002 ANNUAL REPORT 11

================================================================================
STATEMENT  OF  INVESTMENTS  (CONTINUED)
October  31,  2002

CORE  Series

GARTMORE  LARGE  CAP  VALUE  FUND  (CONTINUED)

COMMON  STOCKS  (CONTINUED)

                                                         SHARES OR
                                                      PRINCIPAL AMOUNT        VALUE
---------------------------------------------------------------------------------------
TOBACCO  (0.9%)
Philip Morris Cos., Inc. . . . . . . . . . . . .              5,200         $   211,900

TOTAL COMMON STOCKS                                                          24,123,315
                                                                             ----------

---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  (0.4%)
Fifth Third Bank, 1.67%, dated 10/31/02,
   due 11/01/02, repurchase price $93,984
   (Fully collateralized by
   Freddie Mac Gold Securities) . . . . . . . . . .  $       93,980              93,980

TOTAL REPURCHASE AGREEMENT                                                       93,980

TOTAL INVESTMENTS (COST $27,321,286) (A) - 99.9%                             24,217,295

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                                     20,202
                                                                              ----------

NET ASSETS - 100.0%                                                         $24,237,497
                                                                            ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)  Represents  non-income  producing  securities.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

12  ANNUAL  REPORT  2002

================================================================================
GARTMORE  TOTAL  RETURN  FUND

Class  A  Shares  symbol:               NWFAX
Class  B  Shares  symbol:               NWFBX
Class  C  Shares  symbol:               GTRCX
Class  D  Shares  symbol:               MUIFX
Institutional  Service  Class  symbol:  GTISX

CORE  Series

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed on a relative basis, returning -9.64%* versus -15.11% for its benchmark, the S&P 500 Index.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

The Fund's focus on valuation, mid-sized companies and those companies that would benefit from an economic recovery all contributed to its outperformance as compared to its benchmark.

Throughout the period, the Fund held an overweight position in mid-cap industrial stocks, which delivered positive results despite the slower-than-expected recovery. These holdings withstood the market's decline and concerns about corporate profits due to their low valuations (price/earnings ratios). In addition, when a full-on economic recovery eventually takes hold, the earnings from these industrial holdings should improve along with the economy.

WHAT  SECTORS/HOLDINGS  CONTRIBUTED  TO  OR  DETRACTED  FROM  PERFORMANCE?

Good stock selection-driven by the management team's focus on fundamental research aided by sophisticated quantitative risk control processes-facilitated the Fund's outperformance against the Index.

The best-performing stocks came from within the consumer staples and industrial sectors. Anheuser-Busch Co. Inc., the United States' largest beer producer, gained on the strength of its franchise and its ability to increase prices during an environment of limited pricing power. Black & Decker Corp. and 3M Co., both industrial stocks, gained on the prospects for a stronger recovery and higher earnings in addition to their ability to execute their business plans well during turbulent times.

Detractors included Fannie Mae, Sealed Air Corp. and Texas Utilities. Fannie Mae, the government-sponsored mortgage lender, fell due to concerns that the firm was taking on too much risk in an environment of mortgage refinancings and prepayments. TXU [Texas Utilities], the global energy services company, was hurt after falling U.K. electricity prices raised solvency issues in its U.K. operations; and Sealed Air Corp., the packaging producer, was unexpectedly involved in litigation involving asbestos.

HOW  IS  THE  FUND  POSITIONED?

As long as the Federal Reserve follows a policy of lowering interest rates, we will continue to position the Fund to participate in an economic recovery. For instance, the Fund is overweighted in sectors such as industrials and materials, which are most likely to benefit from an economic recovery.

We recently increased our holdings within the technology sector because they have underperformed during the past two years, are now attractively priced, and will benefit from an economic recovery.

Our focus continues to be on individual stock selection and companies with solid fundamentals.

PORTFOLIO  MANAGERS:  William  Miller  and  Simon  Melluish

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $1,570,372,370
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Years  Ended  October  31,  2002)


                                           1 YR.   5 YR.   10 YR.
Class A1 . . . . . . . . . . .  w/o SC2    -9.64%  -0.58%    8.59%
                                w/SC3     -14.83%  -1.75%    7.94%
Class B1 . . . . . . . . . . .  w/o SC2   -10.24%  -1.35%    8.16%
                                w/SC4     -14.73%  -1.59%    8.16%
Class C1 . . . . . . . . . . .  w/o SC2   -10.24%  -0.78%    8.48%
                                w/SC5     -12.05%  -0.98%    8.37%
Class D. . . . . . . . . . . .  w/o SC2    -9.43%  -0.45%    8.66%
                                w/SC6     -13.48%  -1.36%    8.16%
Institutional Service Class1,7             -9.44%  -0.46%    8.66%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98), Class C (3/1/01) and Institutional Service Class (1/2/02) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses. Had Institutional Service Class been in existence for the time periods presented, the performance of such class would have been similar assuming similar expenses.

2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).

3    A  5.75%  front-end  sales  charge  was  deducted.

4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

6    A  4.50%  front-end  sales  charge  was  deducted.

7    Not  subject  to  any  sales  charges.

     See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



            GARTMORE TOTAL RETURN   BENCHMARKS
DATE               CLASS D         S&P 500 INDEX   CPI
----------  ---------------------  -------------  ------
10/31/1992                  9,550         10,000  10,000
10/31/1993                 10,137         11,487  10,275
10/31/1994                 10,631         11,939  10,543
10/31/1995                 12,677         15,082  10,839
10/31/1996                 15,986         18,712  11,164
10/31/1997                 22,408         24,732  11,396
10/31/1998                 28,173         30,173  11,566
10/31/1999                 31,066         37,918  11,862
10/31/2000                 31,501         40,228  12,271
10/31/2001                 24,186         30,210  12,532
10/31/2002                 21,907         25,646  12,796

Comparative performance of $10,000 invested in Class D shares of the Gartmore Total Return Fund, S&P 500 Index (S&P 500) (a) and the Consumer Price Index
(CPI) (b) over a 10-year period ended 10/31/02. Unlike the Fund, the returns for these indices do not reflect any fees, expense, or sales charges.

(a) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2002 ANNUAL REPORT 13

================================================================================
CORE  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  TOTAL  RETURN  FUND

COMMON  STOCKS  (98.2%)

                                               SHARES OR
                                            PRINCIPAL AMOUNT             VALUE
---------------------------------------------------------------------------------
AEROSPACE / DEFENSE  (0.7%)
Boeing Co. (The) . . . . . . . . . . . . .           131,526         $  3,912,899
Goodrich (B.F.) Co.. . . . . . . . . . . .           305,000            4,605,499
United Technologies Corp.. . . . . . . . .            50,153            3,092,936
                                                                     ------------
                                                                       11,611,334

---------------------------------------------------------------------------------
AUTOMOTIVE  (0.2%)
Autozone, Inc. (b) . . . . . . . . . . . .            40,800            3,499,416

---------------------------------------------------------------------------------
BANKS  (9.5%)
Bank of America Corp.. . . . . . . . . . .           175,500           12,249,900
Citigroup, Inc.. . . . . . . . . . . . . .           638,169           23,580,344
Fleet Boston Corp. . . . . . . . . . . . .           436,700           10,214,413
J.P. Morgan Chase & Co.. . . . . . . . . .           198,572            4,120,369
Mellon Financial Corp. . . . . . . . . . .           559,927           15,840,335
The Bank of New York Co., Inc. . . . . . .           347,600            9,037,600
U.S. Bancorp . . . . . . . . . . . . . . .         1,015,130           21,409,092
Wachovia Corp. . . . . . . . . . . . . . .           243,500            8,471,365
Washington Mutual, Inc.. . . . . . . . . .           196,100            7,012,536
Wells Fargo Co.. . . . . . . . . . . . . .           701,693           35,414,445
                                                                     ------------
                                                                      147,350,399

---------------------------------------------------------------------------------
BROADCAST MEDIA / CABLE TELEVISION  (0.5%)
Comcast Corp. Special Class A (b). . . . .            88,200            2,029,482
Viacom, Inc. Class B (b) . . . . . . . . .           131,900            5,884,059
                                                                     ------------
                                                                        7,913,541

---------------------------------------------------------------------------------
CAPITAL GOODS  (5.1%)
Cummins Engine, Inc. . . . . . . . . . . .           272,890            6,538,444
Deere & Co.. . . . . . . . . . . . . . . .            49,340            2,288,883
Dover Corp.. . . . . . . . . . . . . . . .           266,500            6,683,820
Eaton Corp.. . . . . . . . . . . . . . . .           316,950           21,676,211
Genuine Parts Co.. . . . . . . . . . . . .           142,200            4,200,588
PACCAR, Inc. . . . . . . . . . . . . . . .           327,450           14,447,094
Pall Corp. . . . . . . . . . . . . . . . .           570,673            9,912,590
Parker Hannifin Corp.. . . . . . . . . . .           311,000           13,568,930
                                                                     ------------
                                                                       79,316,560

---------------------------------------------------------------------------------
CHEMICALS  (2.7%)
Avery Dennison Corp. . . . . . . . . . . .           182,300           11,346,352
E.I. du Pont de Nemours & Co.. . . . . . .           161,465            6,660,431
Eastman Chemical Co. . . . . . . . . . . .           227,100            8,252,814
Ecolab, Inc. . . . . . . . . . . . . . . .           274,600           13,249,450
Rohm & Haas Co.. . . . . . . . . . . . . .           107,400            3,573,198
                                                                     ------------
                                                                       43,082,245

---------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT  (0.5%)
Motorola, Inc. . . . . . . . . . . . . . .           903,754            8,287,424


                                              SHARES OR
                                           PRINCIPAL AMOUNT            VALUE
--------------------------------------------------------------------------------
COMPUTER EQUIPMENT  (5.2%)
American Power Conversion Corp. (b) . . .           123,700         $ 1,598,204
Cisco Systems, Inc. (b) . . . . . . . . .         1,480,486          16,551,833
Dell Computer Corp. (b) . . . . . . . . .           243,350           6,962,244
Hewlett-Packard Co. . . . . . . . . . . .         1,393,613          22,019,085
International Business Machines Corp. . .           295,022          23,289,037
Sun Microsystems, Inc. (b). . . . . . . .         3,656,494          10,826,879
                                                                   ------------
                                                                     81,247,282

--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (6.0%)
Automatic Data Processing, Inc. . . . . .           124,300           5,286,479
BMC Software, Inc. (b). . . . . . . . . .           676,840          10,788,830
Brocade Communications Systems, Inc. (b).           156,900           1,077,903
Cadence Design Systems, Inc. (b). . . . .           231,200           2,342,056
Microsoft Corp. (b) . . . . . . . . . . .         1,025,512          54,834,126
NCR Corp. (b) . . . . . . . . . . . . . .           158,600           3,527,264
Oracle Corp. (b). . . . . . . . . . . . .           830,000           8,457,700
PeopleSoft, Inc. (b). . . . . . . . . . .           152,300           2,756,630
Unisys Corp. (b). . . . . . . . . . . . .           414,500           3,618,585
                                                                   ------------
                                                                     92,689,573

--------------------------------------------------------------------------------
CONGLOMERATES  (2.7%)
3M Co.. . . . . . . . . . . . . . . . . .           205,500          26,086,170
Ingersoll-Rand Co.. . . . . . . . . . . .           425,950          16,612,050
                                                                   ------------
                                                                     42,698,220

--------------------------------------------------------------------------------
CONSTRUCTION & BUILDING MATERIALS  (2.7%)
Centex Corp.. . . . . . . . . . . . . . .           299,850          13,637,178
Masco Corp. . . . . . . . . . . . . . . .           901,100          18,526,616
Vulcan Materials Co.. . . . . . . . . . .           318,434          10,686,645
                                                                   ------------
                                                                     42,850,439

--------------------------------------------------------------------------------
CONSULTING SERVICES  (0.2%)
Accenture Ltd. (b). . . . . . . . . . . .           206,500           3,485,720
Consumer Products  (5.0%)
Black & Decker Corp.. . . . . . . . . . .           573,000          26,793,480
Fortune Brands, Inc.. . . . . . . . . . .           351,800          17,611,108
Kimberly-Clark Corp.. . . . . . . . . . .            62,900           3,239,350
Maytag Corp.. . . . . . . . . . . . . . .           911,300          23,511,540
The Procter & Gamble Co.. . . . . . . . .            80,400           7,111,380
                                                                   ------------
                                                                     78,266,858

14  ANNUAL  REPORT  2002

================================================================================
COMMON  STOCKS  (CONTINUED)



                                           SHARES OR
                                        PRINCIPAL AMOUNT             VALUE
--------------------------------------------------------------------------------
DRUGS  (7.6%)
Abbott Laboratories. . . . . . . . . .            97,100         $  4,065,577
Genentech, Inc. (b). . . . . . . . . .           150,600            5,133,954
IDEC Pharmaceuticals Corp. (b) . . . .            72,100            3,318,042
Merck & Co., Inc.. . . . . . . . . . .           468,400           25,406,016
Pfizer, Inc. . . . . . . . . . . . . .         1,915,275           60,848,286
Shire Pharmaceuticals Group PLC (b). .           116,800            2,728,448
Wyeth. . . . . . . . . . . . . . . . .           485,600           16,267,600
                                                                   ------------
                                                                  117,767,923

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT  (0.7%)
Agilent Technologies, Inc. (b) . . . .           105,880            1,455,850
Cooper Industries, Inc.. . . . . . . .           232,900            7,334,021
Grainger (W.W.), Inc.. . . . . . . . .            37,300            1,807,558
Rockwell International Corp. . . . . .            49,637              821,492
                                                                   ------------
                                                                   11,418,921

--------------------------------------------------------------------------------
ELECTRONICS  (0.5%)
Altera Corp. (b) . . . . . . . . . . .           195,770            2,294,424
Emerson Electric Co. . . . . . . . . .            55,660            2,681,699
LSI Logic Corp. (b). . . . . . . . . .           279,400            1,648,460
Teradyne, Inc. (b) . . . . . . . . . .           108,400            1,312,724
                                                                   ------------
                                                                    7,937,307

--------------------------------------------------------------------------------
FINANCIAL SERVICES  (2.6%)
American Express Co. . . . . . . . . .           168,300            6,121,071
John Hancock Financial Services, Inc..           137,300            4,022,890
MBNA Corp. . . . . . . . . . . . . . .         1,498,650           30,437,582
                                                                   ------------
                                                                   40,581,543

--------------------------------------------------------------------------------
FOOD & BEVERAGE  (6.6%)
Anheuser-Busch Cos., Inc.. . . . . . .           713,100           37,623,156
Coca-Cola Co.. . . . . . . . . . . . .            82,000            3,811,360
General Mills, Inc.. . . . . . . . . .           276,700           11,433,244
PepsiCo, Inc.. . . . . . . . . . . . .           677,700           29,886,570
Philip Morris Cos., Inc. . . . . . . .           424,800           17,310,600
Tyson Foods, Inc. Class A. . . . . . .           180,900            2,002,563
                                                                   ------------
                                                                  102,067,493

--------------------------------------------------------------------------------
FURNITURE  (0.8%)
Leggett & Platt, Inc.. . . . . . . . .           609,700           12,712,245

--------------------------------------------------------------------------------
HEALTHCARE  (5.0%)
Guidant Corp. (b). . . . . . . . . . .            49,000            1,448,930
HCA, Inc.. . . . . . . . . . . . . . .           148,848            6,473,400
Johnson & Johnson. . . . . . . . . . .           849,570           49,912,237
Manor Care, Inc. (b) . . . . . . . . .           578,140           11,429,828
Wellpoint Health Networks, Inc. (b). .           130,200            9,792,342
                                                                   ------------
                                                                   79,056,737


                                                     SHARES OR
                                                 PRINCIPAL AMOUNT         VALUE
-----------------------------------------------------------------------------------
INSURANCE  (2.7%)
American International Group, Inc.. . . . . .           409,175         $25,593,897
MBIA, Inc.. . . . . . . . . . . . . . . . . .           132,400           5,779,260
The Chubb Corp. . . . . . . . . . . . . . . .           181,300          10,227,133
Travelers Property Casualty Corp. Class A (b)            27,571             368,073
Travelers Property Casualty Corp. Class B (b)            56,647             765,867
                                                                       ------------
                                                                         42,734,230

-----------------------------------------------------------------------------------
LEISURE PRODUCTS  (2.2%)
Brunswick Corp. . . . . . . . . . . . . . . .         1,676,400          34,500,312

-----------------------------------------------------------------------------------
MANUFACTURING  (1.4%)
Illinois Tool Works, Inc. . . . . . . . . . .           368,600          22,632,040
Medical Products  (3.1%)
Boston Scientific Corp. (b) . . . . . . . . .           342,900          12,903,327
Medtronic, Inc. . . . . . . . . . . . . . . .           255,800          11,459,840
St. Jude Medical, Inc. (b). . . . . . . . . .           660,400          23,516,844
                                                                       ------------
                                                                         47,880,011

-----------------------------------------------------------------------------------
METALS & MINING  (0.4%)
Alcoa, Inc. . . . . . . . . . . . . . . . . .           131,328           2,897,096
Barrick Gold Corp.. . . . . . . . . . . . . .           189,700           2,858,779
                                                                       ------------
                                                                          5,755,875

-----------------------------------------------------------------------------------
MORTGAGE / ASSET BACKED OBLIGATIONS  (3.6%)
Fannie Mae. . . . . . . . . . . . . . . . . .           838,500          56,062,110

-----------------------------------------------------------------------------------
OIL & GAS  (3.8%)
ChevronTexaco Corp. . . . . . . . . . . . . .           182,837          12,365,266
ConocoPhillips. . . . . . . . . . . . . . . .           132,400           6,421,400
El Paso Corp. . . . . . . . . . . . . . . . .            42,300             327,825
Exxon Mobil Corp. . . . . . . . . . . . . . .           854,818          28,773,174
Nabors Industries Ltd. (b). . . . . . . . . .            76,000           2,657,720
Noble Corp. (b) . . . . . . . . . . . . . . .           112,800           3,645,696
Royal Dutch Petroleum Co. . . . . . . . . . .           132,660           5,675,195
                                                                       ------------
                                                                         59,866,276

-----------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS  (1.5%)
International Paper Co. . . . . . . . . . . .           355,673          12,423,658
Weyerhaeuser Co.. . . . . . . . . . . . . . .           261,441          11,843,277
                                                                       ------------
                                                                         24,266,935

-----------------------------------------------------------------------------------
PRINTING & PUBLISHING  (0.9%)
Gannett Co., Inc. . . . . . . . . . . . . . .           181,100          13,750,923

-----------------------------------------------------------------------------------
RAILROADS  (2.3%)
CSX Corp. . . . . . . . . . . . . . . . . . .           484,200          13,363,920
Norfolk Southern Corp.. . . . . . . . . . . .         1,112,900          22,480,580
                                                                       ------------
                                                                         35,844,500

                                                           2002 ANNUAL REPORT 15

================================================================================
STATEMENT  OF  INVESTMENTS  (CONTINUED)
October  31,  2002

CORE  Series

GARTMORE  TOTAL  RETURN  FUND  (CONTINUED)

COMMON  STOCKS  (CONTINUED)

                                            SHARES OR
                                         PRINCIPAL AMOUNT               VALUE
---------------------------------------------------------------------------------
RESTAURANTS  (0.1%)
McDonald's Corp.. . . . . . . . . .           117,700                 $ 2,131,547

---------------------------------------------------------------------------------
RETAIL  (3.3%)
Costco Wholesale Corp. (b). . . . .           100,100                   3,396,393
Home Depot, Inc.. . . . . . . . . .           141,800                   4,095,184
Lowe's Cos., Inc. . . . . . . . . .            69,300                   2,891,889
May Department Stores Co. (The) . .           142,200                   3,320,370
SYSCO Corp. . . . . . . . . . . . .           118,600                   3,757,248
Target Corp.. . . . . . . . . . . .           670,000                  20,180,400
Tiffany & Co. . . . . . . . . . . .           329,900                   8,636,782
Toys 'R' Us, Inc. (b) . . . . . . .           588,600                   5,880,114
                                                                     ------------
                                                                       52,158,380

---------------------------------------------------------------------------------
SEMICONDUCTORS  (3.5%)
Applied Materials, Inc. (b) . . . .           416,900                   6,266,007
Intel Corp. . . . . . . . . . . . .         1,368,781                  23,679,912
Maxim Integrated Products, Inc. (b)           164,300                   5,231,312
Micron Technology, Inc. (b) . . . .           251,197                   4,019,152
National Semiconductor Corp. (b). .            63,300                     840,624
Novellus Systems, Inc. (b). . . . .           107,900                   3,409,640
STMicroelectronics NV . . . . . . .           264,700                   5,206,649
Texas Instruments, Inc. . . . . . .           362,818                   5,754,293
                                                                     ------------
                                                                       54,407,589

---------------------------------------------------------------------------------
SERVICES  (0.1%)
IMS Health, Inc.. . . . . . . . . .           150,000                   2,256,000

---------------------------------------------------------------------------------
TELECOMMUNICATIONS  (2.4%)
AT&T Corp.. . . . . . . . . . . . .           544,863                   7,105,014
AT&T Wireless Services, Inc. (b). .           461,563                   3,170,938
Nextel Communications, Inc. (b) . .           498,300                   5,620,824
Verizon Communications, Inc.. . . .           585,994                  22,127,133
                                                                     ------------
                                                                       38,023,909

---------------------------------------------------------------------------------
UTILITIES  (2.1%)
Cinergy Corp. . . . . . . . . . . .            96,000                   2,986,560
Dominion Resources, Inc.. . . . . .           453,500                  21,768,000
Duke Energy Corp. . . . . . . . . .            96,082                   1,968,720
Southern Co.. . . . . . . . . . . .           130,200                   3,866,940
TXU Corp. . . . . . . . . . . . . .           175,417                   2,517,234
                                                                     ------------
                                                                       33,107,454

TOTAL COMMON STOCKS                                                 1,539,219,271
                                                                    -------------

COMMERCIAL  PAPER  (2.0%)



                                                          SHARES OR
                                                      PRINCIPAL AMOUNT                     VALUE
--------------------------------------------------------------------                     ------------
SYSCO Corp., 1.85%, 11/01/02 (c) . . . . . . . . . .  $      17,541,000                  $17,540,099
UBS Finance (de) LLC, 1.89%, 11/01/02. . . . . . . .         13,613,000                   13,613,000

TOTAL COMMERCIAL PAPER                                                                    31,153,099

TOTAL INVESTMENTS (COST $1,672,944,780) (A) - 100.2%                                   1,570,372,370

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%                                           (2,773,081)
                                                                                      ---------------

NET ASSETS - 100.0%                                                                   $1,567,599,289
                                                                                      ==============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)  Denotes  a  non-income  producing  security.

(c) Restricted securities issued pursuant to section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

16  Annual  Report  2002

================================================================================
GARTMORE  MID  CAP  GROWTH  FUND

Institutional  Class  symbol:  GMCGX

CORE  Series

HOW  DID  THE  FUND  PERFORM?

Since inception on Oct. 1, 2002, the Fund has returned 2.60%* versus 5.37% for its benchmark, the Russell MidCap Growth Index.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

The past year has been a difficult one for equity investors. Growth stock investors were hurt more than their value counterparts. Negative news dominated the headlines.

The major stories were about corporate scandal, lost confidence on Wall Street, and the potential of war with Iraq. In addition, many observers expressed concern that factors driving consumer spending, such as the refinancing boom, might not last. The prospect of a third year of negative equity returns led to an increase in the number of investors selling short. This created a somewhat self-fulfilling prophecy that fueled the continued downward trend in equity values. From an individual stock perspective, 2002 was a difficult year, because improving fundamentals, such as accelerating earnings, did not always equate to winning stocks.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The portfolio was hurt by its overweight position in the information technology sector. Stocks in the benchmark bottomed on Oct. 9 and then rallied, led by more aggressive tech names with questionable long-term growth prospects, a low quality of earnings and stretched balance sheets. The rally was led by these lower-quality names, so the Fund underperformed, because we strive to invest Fund assets in market-leading companies with solid balance sheets, visible longer-term growth prospects and high-quality earnings. On a more positive note, stock selection within the financials sector helped the portfolio.

HOW  IS  THE  FUND  POSITIONED?

A number of risks remain that affect the financial markets. The potential exists for terrorist attacks, and a war with Iraq. In addition, there is a risk that consumer spending will stall. Another concern is that the refinancing boom may have taken big-ticket purchases from future periods.

Despite these risks, we remain optimistic that 2003 will be a better year for mid-cap investors, because the economy is showing a slow recovery trend. Our approach is to understand the broad themes in the market and then to select the best stocks with these themes in mind. Typically, our investment strategy is to own market-leading companies that have solid fundamentals, accelerating revenues and/or earnings, and reasonable valuations. This strategy is flexible and able to adjust to varying economic climates in 2003.

PORTFOLIO  MANAGER:  Robert  D.  Glise,  CFA
* Performance of Institutional Class shares assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $1,018,923
OCTOBER  31,  2002

AGGREGATE  TOTAL  RETURN
(For  Period  Ended  October  31,  2002)

                             INCEPTION1
Institutional Class2              2.60%

1     Fund  commenced  operations  on  October  1,  2002.

2     Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE MID CAP GROWTH   BENCHMARKS
DATE          INSTITUTIONAL CLASS    RUSSELL 2000   CPI
----------  -----------------------  ------------  ------
10/1/2002                     9,425        10,000  10,000
10/31/2002                   10,260        10,537  10,025

Comparative performance of $10,000 invested in the Institutional Class Shares of the Gartmore Mid Cap Growth Fund, Russell Mid Cap Growth Index (Russell Mid Cap Growth) (a) and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The Russell Mid Cap Growth is an unmanaged index of companies with higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2002 ANNUAL REPORT 17

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

CORE  Series

GARTMORE  MID  CAP  GROWTH  FUND

COMMON  STOCKS  (97.2%)




                                                         SHARES OR
                                                     PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------------
AEROSPACE / DEFENSE  (5.0%)
Armor Holdings, Inc. (b) . . . . . . . . . . . .             1,500         $22,965
L-3 Communications Holdings, Inc. (b). . . . . .               600          28,200
                                                                        ----------
                                                                            51,165

----------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT  (1.4%)
American Axle & Manufacturing Holdings, Inc. (b)               600          14,220

----------------------------------------------------------------------------------
BANKS  (4.0%)
GreenPoint Financial Corp. . . . . . . . . . . .               400          17,428
New York Community Bancorp, Inc. . . . . . . . .               800          23,248
                                                                        ----------
                                                                            40,676

----------------------------------------------------------------------------------
COMPUTER SOFTWARE  (0.2%)
Renanissance Learning, Inc. (b). . . . . . . . .               100           1,948

----------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  (7.6%)
Affiliated Computer Services, Inc. (b) . . . . .               300          13,815
Check Point Software Technologies Ltd. (b) . . .               100           1,379
Electronic Arts, Inc. (b). . . . . . . . . . . .               200          13,024
Fiserv, Inc. (b) . . . . . . . . . . . . . . . .               500          15,620
Intuit, Inc. (b) . . . . . . . . . . . . . . . .               300          15,576
Mercury Interactive Corp. (b). . . . . . . . . .               400          10,548
Network Appliance, Inc. (b). . . . . . . . . . .               900           8,074
                                                                        ----------
                                                                            78,036

----------------------------------------------------------------------------------
CONSTRUCTION  (3.1%)
Jacobs Engineering Group, Inc. (b) . . . . . . .               500          15,145
Lennar Corp. . . . . . . . . . . . . . . . . . .               200          11,034
Shaw Group, Inc. (b) . . . . . . . . . . . . . .               400           5,984
                                                                        ----------
                                                                            32,163

----------------------------------------------------------------------------------
CONSUMER PRODUCTS  (8.2%)
Alberto Culver Co. Class B . . . . . . . . . . .               300          15,486
Apollo Group, Inc. (b) . . . . . . . . . . . . .               400          16,600
Choicepoint, Inc. (b). . . . . . . . . . . . . .               400          15,144
Church & Dwight, Inc.. . . . . . . . . . . . . .               500          17,290
Education Management Corp. (b) . . . . . . . . .               400          14,680
Mohawk Industries Co. (b). . . . . . . . . . . .               100           5,355
                                                                        ----------
                                                                            84,555

----------------------------------------------------------------------------------
FINANCIAL SERVICES  (3.5%)
Affiliated Managers Group, Inc. (b). . . . . . .               200          10,384
Countrywide Credit Industries, Inc.. . . . . . .               200          10,062
Investors Financial Services Corp. . . . . . . .               500          15,335
                                                                        ----------
                                                                            35,781

                                                       SHARES OR
                                                     PRINCIPAL AMOUNT     VALUE
----------------------------------------------------------------------------------
FOOD & BEVERAGE  (5.1%)
Constellation Brands, Inc. (b) . . . . . . . .               700         $ 17,731
McCormick & Co., Inc.. . . . . . . . . . . . .               700           15,568
Whole Foods Market, Inc. (b) . . . . . . . . .               400           18,662
                                                                        ----------
                                                                           51,961

----------------------------------------------------------------------------------
GAMING & LEISURE  (5.7%)
GTECH Holdings Corp. (b) . . . . . . . . . . .               600           15,600
International Game Technology (b). . . . . . .               300           22,563
Penn National Gaming, Inc. (b) . . . . . . . .             1,000           20,744
                                                                        ----------
                                                                           58,907

----------------------------------------------------------------------------------
HEALTHCARE  (14.1%)
DIANON Systems, Inc. (b) . . . . . . . . . . .               300           12,000
Enzon, Inc. (b). . . . . . . . . . . . . . . .               300            5,820
Express Scripts, Inc. (b). . . . . . . . . . .               600           32,609
Health Management Associates, Inc. Class A (b)             1,200           22,944
King Pharmaceuticals, Inc. (b) . . . . . . . .             1,000           15,350
Lincare Holdings, Inc. (b) . . . . . . . . . .               600           20,442
Patterson Dental Co. (b) . . . . . . . . . . .               300           15,453
Quest Diagnostics, Inc. (b). . . . . . . . . .               300           19,149
                                                                        ----------
                                                                          143,767

----------------------------------------------------------------------------------
INSURANCE  (4.8%)
AMBAC Financial Group, Inc.. . . . . . . . . .               200           12,360
Brown & Brown, Inc.. . . . . . . . . . . . . .               500           15,200
Everest Re Group Ltd.. . . . . . . . . . . . .               200           11,604
Radian Group, Inc. . . . . . . . . . . . . . .               300           10,581
                                                                       ----------
                                                                           49,745

----------------------------------------------------------------------------------
MEDICAL - DRUGS  (3.7%)
AmerisourceBergen Corp.. . . . . . . . . . . .               200           14,230
Teva Pharmaceutical Industries Ltd. ADR. . . .               300           23,229
                                                                       ----------
                                                                           37,459

----------------------------------------------------------------------------------
OIL & GAS  (9.0%)
Apache Corp. . . . . . . . . . . . . . . . . .               300           16,218
Kinder Morgan, Inc.. . . . . . . . . . . . . .               600           21,966
Patterson-UTI Energy, Inc. (b) . . . . . . . .               600           17,352
Pioneer Natural Resources Co. (b). . . . . . .               800           19,896
Precision Drilling Corp. (b) . . . . . . . . .               500           17,075
                                                                       ----------
                                                                           92,507

----------------------------------------------------------------------------------
RENTAL - AUTO & EQUIPMENT  (1.7%)
Rent-A-Center, Inc. (b). . . . . . . . . . . .               400           17,740

----------------------------------------------------------------------------------
RESTAURANTS  (1.1%)
Brinker International, Inc. (b). . . . . . . .               400           11,356

18  ANNUAL  REPORT  2002

================================================================================
COMMON  STOCKS  (CONTINUED)


                                           SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------
RETAIL  (7.6%)
Coach, Inc. (b). . . . . . . . .               500         $ 14,875
Dollar Tree Stores, Inc. (b) . .               800           21,032
Regis Corp.. . . . . . . . . . .               800           23,376
Williams Sonoma, Inc. (b). . . .               800           19,040
                                                         ----------
                                                             78,323

-------------------------------------------------------------------
SEMICONDUCTORS  (7.4%)
Cree, Inc. (b) . . . . . . . . .             1,000           17,250
DSP Group, Inc. (b). . . . . . .               800           11,441
Intersil Corp. (b) . . . . . . .               500            8,495
Marvel Technology Group Ltd. (b)               700           11,347
Microchip Technology, Inc. (b) .               400            9,760
QLogic Corp. (b) . . . . . . . .               500           17,405
                                                         ----------
                                                             75,698

-------------------------------------------------------------------
TECHNOLOGY  (1.5%)
Comverse Technology, Inc. (b). .             2,100           15,309

-------------------------------------------------------------------
TELECOMMUNICATIONS  (1.2%)
ADC Telecommunications, Inc. (b)             8,000           12,640

-------------------------------------------------------------------
TRAVEL  (1.3%)
Expedia Inc. Class A (b) . . . .               200           13,532

-------------------------------------------------------------------
TOTAL COMMON STOCKS                                         997,488

REPURCHASE  AGREEMENT  (2.1%)


                                                       SHARES OR
                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------
Fifth Third Bank, 1.67%, dated
   10/31/02, due 11/01/02, repurchase price
   21,436 (Fully collateralized by
   Residential Funding Mortgage Securities) . . .  $       21,435         $   21,435

TOTAL REPURCHASE AGREEMENT                                                    21,435

TOTAL INVESTMENTS (COST $979,137) (A) - 99.3%                              1,018,923

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7%                                   7,240
                                                                          ----------
NET ASSETS - 100.0%                                                       $1,026,163
                                                                          ==========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

(b)  Denotes  a  non-income  producing  security.

ADR  American  Depositary  Receipt

SEE  NOTES  TO  FINANCIAL  STATEMENTS.

                                                           2002 ANNUAL REPORT 19

================================================================================
CORE  Series

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2002




                                               GARTMORE      GARTMORE LARGE CAP    GARTMORE TOTAL    GARTMORE MID CAP
                                             GROWTH FUND         VALUE FUND         RETURN FUND        GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost $277,905,560;
   $27,227,306; $1,672,944,780 and
   $957,702; respectively) . . . . . . . .  $ 273,977,679   $        24,123,315   $ 1,570,372,370   $         997,488
----------------------------------------------------------------------------------------------------------------------
Repurchase agreements, at cost-. . . . . .         93,980                     -            21,435
   Total Investments . . . . . . . . . . .    273,977,679            24,217,295     1,570,372,370           1,018,923
Interest and dividends receivable. . . . .        129,848                49,264         1,585,267                 124
Receivable for capital shares issued . . .            471                   471                 -                   -
Receivable for investments sold. . . . . .      6,026,418                     -         2,017,842              24,416
Receivable from adviser. . . . . . . . . .              -                   954                 -              16,030
Prepaid expenses and other assets. . . . .          2,613                 1,722            17,624                   -
----------------------------------------------------------------------------------------------------------------------
   Total Assets. . . . . . . . . . . . . .    280,137,029            24,269,706     1,573,993,103           1,059,493
----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Line of credit . . . . . . . . . . . . . .        437,021                     -         4,762,716                   -
Payable for investments purchased. . . . .      4,431,962                     -                 -              20,040
Accrued expenses and other payables
   Investment advisory fees. . . . . . . .        136,180                15,066           732,490                 617
   Fund administration and
   transfer agent fees . . . . . . . . . .        196,482                 6,228           474,998                 440
   Distribution fees . . . . . . . . . . .          3,766                 5,427           100,167                   -
   Administrative servicing fees . . . . .          2,130                 2,830            74,550                   -
   Other . . . . . . . . . . . . . . . . .         86,991                 2,658           248,893              12,233
      Total Liabilities. . . . . . . . . .      5,294,532                32,209         6,393,814              33,330
----------------------------------------------------------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . .  $ 274,842,497   $        24,237,497   $ 1,567,599,289   $       1,026,163
----------------------------------------------------------------------------------------------------------------------
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . .  $ 608,787,609   $        28,624,738   $ 1,876,275,126   $         999,429
Accumulated net investment
   income (loss) . . . . . . . . . . . . .              -                21,895           526,923                   -
Accumulated net realized
   gains (losses)
   on investment transactions. . . . . . .   (330,017,231)           (1,305,145)     (206,630,350)            (13,052)
Net unrealized appreciation
   (depreciation) on
   investments . . . . . . . . . . . . . .     (3,927,881)           (3,103,991)     (102,572,410)             39,786
----------------------------------------------------------------------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . .  $ 274,842,497   $        24,237,497   $ 1,567,599,289   $       1,026,163
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Class A Shares . . . . . . . . . . . . . .  $   4,828,160   $        23,581,040   $   362,434,537   $               -
Class B Shares . . . . . . . . . . . . . .      3,299,280               576,396        31,267,172                   -
Class C Shares . . . . . . . . . . . . . .         51,672                80,061           212,095                   -
Class D Shares . . . . . . . . . . . . . .    207,356,799                     -        1,125,402,                   -
Institutional Service
   Class Shares. . . . . . . . . . . . . .     59,306,586                     -        48,283,153                   -
Institutional Class Shares . . . . . . . .              -                     -                 -           1,026,163
----------------------------------------------------------------------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . .  $ 274,842,497   $        24,237,497   $ 1,567,599,289   $       1,026,163
----------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING
   (unlimited number of
   shares authorized)
Class A Shares . . . . . . . . . . . . . .      1,018,661             2,694,730        24,072,337                   -
Class B Shares . . . . . . . . . . . . . .        743,657                66,744         2,123,598                   -
Class C Shares . . . . . . . . . . . . . .         11,636                 9,279            14,408                   -
Class D Shares . . . . . . . . . . . . . .     43,321,155                     -        75,238,434                   -
Institutional Service
   Class Shares. . . . . . . . . . . . . .     12,370,367                     -         3,228,627                   -
Institutional Class Shares . . . . . . . .              -                     -                 -             100,000
----------------------------------------------------------------------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . .     57,465,476             2,770,753       104,677,404             100,000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . . . .  $        4.74   $              8.75   $         15.06   $               -
Class B Shares (a) . . . . . . . . . . . .  $        4.44   $              8.64   $         14.72   $               -
Class C Shares (b) . . . . . . . . . . . .  $        4.44   $              8.63   $         14.72   $               -
Class D Shares . . . . . . . . . . . . . .  $        4.79   $                 -   $         14.96   $               -
Institutional Service
   Class Shares. . . . . . . . . . . . . .  $        4.79   $                 -   $         14.95   $               -
Institutional Class
   Shares. . . . . . . . . . . . . . . . .  $           -   $                 -   $             -   $           10.26
MAXIMUM OFFERING PRICE PER SHARE
   (100%/(100%-maximum sales charge)
   of net asset value adjusted
   to the nearest cent):
Class A Shares . . . . . . . . . . . . . .  $        5.03   $              9.28   $         15.98   $               -
Class C Shares . . . . . . . . . . . . . .  $        4.48   $              8.72   $         14.87   $               -
Class D Shares . . . . . . . . . . . . . .  $        5.02   $                 -   $         15.66   $               -
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
   - Class A Shares. . . . . . . . . . . .           5.75%                 5.75%             5.75%                  -
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
   - Class C Shares. . . . . . . . . . . .           1.00%                 1.00%             1.00%                  -
----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge
   - Class D Shares. . . . . . . . . . . .           4.50%                    -              4.50%                  -
----------------------------------------------------------------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.

(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See  notes  to  financial  statements.

20  ANNUAL  REPORT  2002

================================================================================

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002


                                  GARTMORE GROWTH    GARTMORE LARGE     GARTMORE TOTAL    GARTMORE MID CAP
                                       FUND          CAP  VALUE FUND     RETURN FUND      GROWTH FUND (A)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . .  $         57,892   $          4,378   $       690,936   $             252
Dividend income . . . . . . . .         2,929,449            594,487        27,664,344                 123
-----------------------------------------------------------------------------------------------------------
   Total Income . . . . . . . .         2,987,341            598,865        28,355,280                 375
-----------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees. . . .         2,150,196            207,267         9,942,742                 617
Fund administration and
   transfer agent fees. . . . .           866,179             54,549         3,261,761                 440
Distribution fees Class A . . .            14,414             67,352           697,293                   -
Distribution fees Class B . . .            41,864              6,101           370,628                    -
Distribution fees Class C . . .               596                787             2,180                    -
Administrative servicing fees
   Class A. . . . . . . . . . .               935             38,661           244,217                   -
Administrative servicing fees
   Class D. . . . . . . . . . .            58,213                 15           759,909                   -
Professional fees . . . . . . .            29,216              2,717           173,253               9,422
Registration and filing fees. .            51,139             28,647           125,234               1,730
Printing. . . . . . . . . . . .           110,533                391           274,511               4,329
Other . . . . . . . . . . . . .            75,367              7,391           288,067                 438
-----------------------------------------------------------------------------------------------------------
   Total expenses before
   reimbursed expenses. . . . .         3,398,652            413,878        16,139,795              16,976
Expenses reimbursed . . . . . .                 -            (33,006)                -             (16,030)
   Total Expenses . . . . . . .         3,398,652            380,872        16,139,795                 946
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS). .          (411,311)           217,993        12,215,485                (571)
-----------------------------------------------------------------------------------------------------------
REALIZED/UNREALIZED GAINS
   (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on
   investment transactions. . .       (72,904,296)        (1,094,117)      (88,487,948)            (13,052)
Net change in unrealized
   appreciation/depreciation
   on investments . . . . . . .         4,862,766         (1,196,437)     (105,116,094)             39,786
-----------------------------------------------------------------------------------------------------------
Net realized/unrealized gains
   (losses) on investments. . .       (68,041,530)        (2,290,554)     (193,604,042)             26,734
-----------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . .  $    (68,452,841)  $     (2,072,561)  $  (181,388,557)  $          26,163
-----------------------------------------------------------------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.

See  notes  to  financial  statements.

                                                           2002 ANNUAL REPORT 21

================================================================================
CORE  Series

STATEMENTS  OF  CHANGES  IN  NET  ASSETS


                                          GARTMORE GROWTH FUND                GARTMORE LARGE CAP VALUE FUND
                                     YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                  OCTOBER 31, 2002    OCTOBER 31, 2001    OCTOBER 31, 2002    OCTOBER 31, 2001
---------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $        (411,311)  $      (2,097,299)  $         217,993   $         320,847
Net realized gains (losses)
   on investment
   transactions . . . . . . . .        (72,904,296)       (255,108,843)         (1,094,117)          1,875,966
Net change in unrealized
   appreciation/depreciation
   on investments . . . . . . .          4,862,766        (126,399,686)         (1,196,437)         (4,552,381)
---------------------------------------------------------------------------------------------------------------
Change in net assets resulting
   from operations. . . . . . .        (68,452,841)       (383,605,828)         (2,072,561)         (2,355,568)
---------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
   SHAREHOLDERS FROM:
Net investment income . . . . .                  -                   -            (226,935)           (275,397)
Net realized gains
   on investments . . . . . . .                  -          (2,006,636)         (1,135,583)                  -

DISTRIBUTIONS TO CLASS B
   SHAREHOLDERS FROM:
Net investment income . . . . .                  -                   -              (1,498)               (935)
Net realized gains
   on investments . . . . . . .                  -          (1,797,378)            (22,528)                  -

DISTRIBUTIONS TO CLASS C
   SHAREHOLDERS FROM:
Net investment income . . . . .                  -                   -                (230)           (126) (a)
Net realized gains
   on investments . . . . . . .                  -                   -              (2,825)                  -

DISTRIBUTIONS TO CLASS D
   SHAREHOLDERS FROM:
Net realized gains
   on investments . . . . . . .                  -        (174,823,280)                  -                   -

DISTRIBUTIONS TO
   INSTITUTIONAL
   SERVICE CLASS
   SHAREHOLDERS FROM:
Net investment income . . . . .                  -                   -                   -             (36,611)
Net realized gains
   on investments . . . . . . .                  -                   -              (4) (b)                  -
---------------------------------------------------------------------------------------------------------------
Change in net assets from
   shareholder distributions. .                  -        (178,627,294)         (1,389,603)           (313,069)
---------------------------------------------------------------------------------------------------------------
Change in net assets from
   capital transactions . . . .        (52,215,855)        105,514,467            (778,225)         (1,632,502)
---------------------------------------------------------------------------------------------------------------
Change in net assets. . . . . .       (120,668,696)       (456,718,655)         (4,240,389)         (4,301,139)

NET ASSETS:
Beginning of period . . . . . .        395,511,193         852,229,848          28,477,886          32,779,025
---------------------------------------------------------------------------------------------------------------
End of period . . . . . . . . .  $     274,842,497   $     395,511,193   $      24,237,497   $      28,477,886
---------------------------------------------------------------------------------------------------------------

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(b) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.

See  notes  to  financial  statements.

22  2002  ANNUAL  REPORT

================================================================================
STATEMENTS  OF  CHANGES  IN  NET  ASSETS





                                            GARTMORE  TOTAL               GARTMORE  MID  CAP
                                             RETURN  FUND                    GROWTH  FUND
                                     YEAR ENDED          YEAR ENDED          PERIOD ENDED
                                  OCTOBER 31, 2002    OCTOBER 31, 2001   OCTOBER 31, 2002 (A)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss). .  $      12,215,485   $      11,410,443   $               (571)
Net realized gains (losses)
   on investment transactions .        (88,487,948)       (103,499,360)               (13,052)
Net change in unrealized
   appreciation/depreciation
   on investments . . . . . . .       (105,116,094)       (411,441,787)                39,786
----------------------------------------------------------------------------------------------
Change in net assets resulting
   from operations. . . . . . .       (181,388,557)       (503,530,704)                26,163
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO CLASS A
   SHAREHOLDERS FROM:
Net investment income . . . . .         (1,461,372)           (412,052)                     -
Net realized gains
   on investments . . . . . . .                  -         (14,754,557)                     -

DISTRIBUTIONS TO CLASS B
   SHAREHOLDERS FROM:
Net investment income . . . . .               (698)                  -                      -
Net realized gains
   on investments . . . . . . .                  -         (12,941,505)                     -

DISTRIBUTIONS TO CLASS C
   SHAREHOLDERS FROM:
Net investment income . . . . .                (15)           (116) (b)                     -

DISTRIBUTIONS TO CLASS
   SHAREHOLDERS FROM:
Net investment income . . . . .        (10,028,891)        (11,613,561)                     -
Net realized gains
   on investments . . . . . . .                  -        (565,315,187)                     -

DISTRIBUTIONS TO INSTITUTIONAL
   SERVICE CLASS
   SHAREHOLDERS FROM:
Net investment income . . . . .       (329,908) (c)                 --                      -
----------------------------------------------------------------------------------------------
Change in net assets from
   shareholder distributions. .        (11,820,884)       (605,036,978)                     -
----------------------------------------------------------------------------------------------
Change in net assets from
   capital transactions . . . .        116,935,564         565,367,391              1,000,000
----------------------------------------------------------------------------------------------
Change in net assets. . . . . .        (76,273,877)       (543,200,291)             1,026,163

NET ASSETS:
Beginning of period . . . . . .      1,643,873,166       2,187,073,457                     --
----------------------------------------------------------------------------------------------
End of period . . . . . . . . .  $   1,567,599,289   $   1,643,873,166   $          1,026,163
----------------------------------------------------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.

(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(c) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

See  notes  to  financial  statements.

                                                           2002 ANNUAL REPORT 23

================================================================================
FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

Gartmore Growth Fund





                                                      INVESTMENT  ACTIVITIES                       DISTRIBUTIONS
                                        NET                        NET
                                       ASSET                  REALIZED AND
                                       VALUE,        NET       UNREALIZED       TOTAL
                                     BEGINNING   INVESTMENT       GAINS         FROM          NET         NET
                                         OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                     ----------  -----------  -------------  -----------  -----------  ---------  --------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .  $    16.51       (0.02)         (0.47)       (0.49)           -          -               -
Year Ended October 31, 1999 . . . .  $    16.02        0.01           2.64         2.65        (0.01)     (0.31)          (0.32)
Year Ended October 31, 2000 . . . .  $    18.35       (0.08)         (0.84)       (0.92)           -      (2.44)          (2.44)
Year Ended October 31, 2001 . . . .  $    14.99       (0.05)         (5.85)       (5.90)           -      (3.20)          (3.20)
Year Ended October 31, 2002 . . . .  $     5.89       (0.02)         (1.13)       (1.15)           -          -               -
CLASS B SHARES
Period Ended October 31, 1998 (c) .  $    16.51       (0.04)         (0.49)       (0.53)           -          -               -
Year Ended October 31, 1999 . . . .  $    15.98       (0.06)          2.59         2.53            -      (0.31)          (0.31)
Year Ended October 31, 2000 . . . .  $    18.20       (0.15)         (0.90)       (1.05)           -      (2.44)          (2.44)
Year Ended October 31, 2001 . . . .  $    14.71       (0.10)         (5.87)       (5.97)           -      (3.20)          (3.20)
Year Ended October 31, 2002 . . . .  $     5.54       (0.06)         (1.04)       (1.10)           -          -               -
CLASS C SHARES
Period Ended October 31, 2001 (d) .  $     7.11       (0.03)         (1.53)       (1.56)           -          -               -
Year Ended October 31, 2002 . . . .  $     5.55       (0.06)         (1.05)       (1.11)           -          -               -
CLASS D SHARES
Year Ended October 31, 1998 (c) . .  $    16.32        0.03           2.32         2.35        (0.04)     (2.61)          (2.65)
Year Ended October 31, 1999 . . . .  $    16.02        0.03           2.65         2.68        (0.03)     (0.31)          (0.34)
Year Ended October 31, 2000 . . . .  $    18.36       (0.05)         (0.84)       (0.89)           -      (2.44)          (2.44)
Year Ended October 31, 2001 . . . .  $    15.03       (0.03)         (5.86)       (5.89)           -      (3.20)          (3.20)
Year Ended October 31, 2002 . . . .  $     5.94       (0.01)         (1.14)       (1.15)           -          -               -
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .  $     6.59       (0.01)         (1.79)       (1.80)           -          -               -



                                                                            RATIOS  /  SUPPLEMENTAL  DATA
                                                                                      RATIO OF
                                                                                         NET
                                                                                     INVESTMENT
                                       NET                     NET       RATIO OF      INCOME
                                      ASSET                  ASSETS      EXPENSES     (LOSS) TO
                                     VALUE,                 AT END OF   TO AVERAGE     AVERAGE
                                     END OF      TOTAL       PERIOD         NET          NET       PORTFOLIO
                                     PERIOD   RETURN (A)     (000S)       ASSETS       ASSETS     TURNOVER (C)
                                     -------  -----------  -----------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .  $ 16.02   (2.97%)(f)  $     2,830     1.11%(g)   (0.38%)(g)        38.61%
Year Ended October 31, 1999 . . . .  $ 18.35       16.85%  $     7,654        1.04%       (0.02%)       35.18%
Year Ended October 31, 2000 . . . .  $ 14.99       (6.43)  $     9,234        1.04%       (0.52%)      163.52%
Year Ended October 31, 2001 . . . .  $  5.89      (47.33)% $     5,268        1.33%       (0.60%)      210.72%
Year Ended October 31, 2002 . . . .  $  4.74      (19.52)% $     4,828        1.17%       (0.34%)      241.95%
CLASS B SHARES
Period Ended October 31, 1998 (c) .  $ 15.98   (3.21%)(f)  $     1,557     1.88%(g)   (1.16%)(g)        38.61%
Year Ended October 31, 1999 . . . .  $ 18.20       16.12%  $     6,210        1.79%       (0.76%)       35.18%
Year Ended October 31, 2000 . . . .  $ 14.71       (7.30%) $     8,180        1.80%       (1.28%)      163.52%
Year Ended October 31, 2001 . . . .  $  5.54      (49.10%) $     4,288        2.12%       (1.36%)      210.72%
Year Ended October 31, 2002 . . . .  $  4.44      (19.86%) $     3,299        1.90%       (1.08%)      241.95%
CLASS C SHARES
Period Ended October 31, 2001 (d) .  $  5.55  (21.94%)(f)  $        58     2.27%(g)   (1.41%)(g)       210.72%
Year Ended October 31, 2002 . . . .  $  4.44      (20.00%) $        52        1.90%       (1.08%)      241.95%
CLASS D SHARES
Year Ended October 31, 1998 (c) . .  $ 16.02       15.94%  $   914,178        0.73%        0.19%        38.61%
Year Ended October 31, 1999 . . . .  $ 18.36       17.07%  $ 1,014,687        0.80%        0.19%        35.18%
Year Ended October 31, 2000 . . . .  $ 15.03       (6.23%) $   834,816        0.83%       (0.30%)      163.52%
Year Ended October 31, 2001 . . . .  $  5.94      (47.07%) $   385,898        1.10%       (0.38%)      210.72%
Year Ended October 31, 2002 . . . .  $  4.79      (19.36%) $   207,357        0.93%       (0.10%)      241.95%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .  $  4.79  (27.31%)(f)  $    59,307     0.88%(g)   (0.11%)(g)       241.95%

(a)  Excludes  sales  charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.



24  Annual  Report  2002

================================================================================
GARTMORE  LARGE  CAP  VALUE  FUND


                                                        INVESTMENT  ACTIVITIES                         DISTRIBUTIONS
                                        NET                        NET
                                       ASSET                  REALIZED AND
                                       VALUE,        NET       UNREALIZED       TOTAL
                                     BEGINNING   INVESTMENT       GAINS         FROM          NET         NET
                                         OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                     ----------  -----------  -------------  -----------  -----------  ---------  --------------
CLASS A SHARES
Period Ended October 31, 1999 (d) .  $    10.00        0.07           0.32         0.39        (0.07)         -           (0.07)
Year Ended October 31, 2000 . . . .  $    10.32        0.15           0.67         0.82        (0.14)     (0.04)          (0.18)
Year Ended October 31, 2001 . . . .  $    10.96        0.10          (0.98)       (0.88)       (0.10)         -           (0.10)
Year Ended October 31, 2002 . . . .  $     9.98        0.08          (0.82)       (0.74)       (0.08)     (0.41)          (0.49)
CLASS B SHARES
Period Ended October 31, 1999 (d) .  $    10.00       (0.02)          0.27         0.25        (0.01)         -           (0.01)
Year Ended October 31, 2000 . . . .  $    10.24        0.07           0.68         0.75        (0.11)     (0.04)          (0.15)
Year Ended October 31, 2001 (e) . .  $    10.84        0.02          (0.98)       (0.96)       (0.02)         -           (0.02)
Year Ended October 31, 2002 . . . .  $     9.86        0.01          (0.80)       (0.79)       (0.02)     (0.41)          (0.43)
CLASS C SHARES
Period Ended October 31, 2001 (f) .  $    11.21        0.02          (1.34)       (1.32)       (0.04)         -           (0.04)
Year Ended October 31, 2002 . . . .  $     9.85        0.01          (0.79)       (0.78)       (0.03)     (0.41)          (0.44)
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 1999 (d) .  $    10.00        0.08           0.33         0.41        (0.06)         -           (0.06)
Year Ended October 31, 2000 . . . .  $    10.35        0.16           0.67         0.83        (0.16)     (0.04)          (0.20)
Year Ended October 31, 2001 . . . .  $    10.98        0.12          (0.98)       (0.86)       (0.09)         -           (0.09)
Year Ended October 31, 2002 (g) . .  $    10.03        0.06           1.04         1.10        (0.03)     (0.41)          (0.44)


                                                                             RATIOS  /  SUPPLEMENTAL  DATA
                                                                                      RATIO OF     RATIO OF
                                                                                         NET       EXPENSES
                                                                                     INVESTMENT    (PRIOR TO
                                       NET                     NET       RATIO OF      INCOME     REIMBURSE-
                                      ASSET                  ASSETS      EXPENSES     (LOSS) TO     MENTS)
                                     VALUE,                 AT END OF   TO AVERAGE     AVERAGE    TO AVERAGE
                                     END OF      TOTAL       PERIOD         NET          NET          NET       PORTFOLIO
                                     PERIOD   RETURN (A)     (000S)       ASSETS       ASSETS     ASSETS (B)   TURNOVER (C)
                                     -------  -----------  -----------  -----------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 1999 (d) .  $ 10.32     3.86%(h)  $    25,883     1.15%(i)     0.85%(i)     1.87%(i)       120.94%
Year Ended October 31, 2000 . . . .  $ 10.96        8.09%  $    30,726        1.15%        1.47%        1.77%        88.41%
Year Ended October 31, 2001 . . . .  $  9.98       (8.07%) $    27,824        1.15%        0.96%        1.64%       156.09%
Year Ended October 31, 2002 . . . .  $  8.75       (7.98%) $    23,581        1.36%        0.81%        1.48%        91.03%
CLASS B SHARES
Period Ended October 31, 1999 (d) .  $ 10.24     2.50%(h)  $       155     1.90%(i)     0.13%(i)     5.34%(i)       120.94%
Year Ended October 31, 2000 . . . .  $ 10.84        7.42%  $       408        1.90%        0.70%        3.56%        88.41%
Year Ended October 31, 2001 (e) . .  $  9.86       (8.84%) $       528        1.90%        0.21%        3.24%       156.09%
Year Ended October 31, 2002 . . . .  $  8.64       (8.53%) $       576        2.02%        0.14%        2.17%        91.03%
CLASS C SHARES
Period Ended October 31, 2001 (f) .  $  9.85  (11.82%)(h)  $        58     1.90%(i)     0.11%(i)     3.94%(i)       156.09%
Year Ended October 31, 2002 . . . .  $  8.63       (8.50%) $        80        2.03%        0.13%        2.15%        91.03%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 1999 (d) .  $ 10.35     4.05%(h)  $       755     1.00%(i)     0.77%(i)     4.21%(i)       120.94%
Year Ended October 31, 2000 . . . .  $ 10.98        8.20%  $     1,645        1.00%        1.56%        1.64%        88.41%
Year Ended October 31, 2001 . . . .  $ 10.03       (7.86%) $        68        1.00%        1.03%        1.44%       156.09%
Year Ended October 31, 2002 (g) . .  $ 10.69    11.26%(h)  $         -     0.97%(i)     1.62%(i)     1.39%(i)        37.27%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from November 2, 1998 (commencement of operations) through October 31, 1999.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
(h)  Not  annualized.
(i)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 25

================================================================================
Core  Series

GARTMORE  TOTAL  RETURN  FUND

Financial  Highlights
Selected  Data  for  Each  Share  of  Capital  Outstanding





                                                INVESTMENT  ACTIVITIES                            DISTRIBUTIONS
                                        NET                        NET
                                       ASSET                  REALIZED AND
                                       VALUE,        NET       UNREALIZED       TOTAL
                                     BEGINNING   INVESTMENT       GAINS         FROM          NET         NET
                                         OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                       PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                     ----------  -----------  -------------  -----------  -----------  ---------  --------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .  $    29.94        0.06           0.38         0.44        (0.08)         -           (0.08)
Year Ended October 31, 1999 . . . .  $    30.30        0.17           2.84         3.01        (0.11)     (0.49)          (0.60)
Year Ended October 31, 2000 . . . .  $    32.71        0.16           0.14         0.30        (0.17)     (2.04)          (2.21)
Year Ended October 31, 2001 . . . .  $    30.80        0.08          (5.66)       (5.58)       (0.10)     (8.37)          (8.47)
Year Ended October 31, 2002 . . . .  $    16.75        0.07          (1.68)       (1.61)       (0.08)         -           (0.08)
CLASS B SHARES
Period Ended October 31, 1998 (c) .  $    29.94           -           0.27         0.27        (0.03)         -           (0.03)
Year Ended October 31, 1999 . . . .  $    30.18       (0.03)          2.79         2.76            -      (0.49)          (0.49)
Year Ended October 31, 2000 . . . .  $    32.45       (0.06)          0.13         0.07            -      (2.04)          (2.04)
Year Ended October 31, 2001 . . . .  $    30.48       (0.06)         (5.65)       (5.71)           -      (8.37)          (8.37)
Year Ended October 31, 2002 . . . .  $    16.40       (0.03)         (1.65)       (1.68)           -          -               -
CLASS C SHARES
Period Ended October 31, 2001 (d) .  $    19.12       (0.03)         (2.68)       (2.71)       (0.01)         -           (0.01)
Year Ended October 31, 2002 . . . .  $    16.40       (0.03)         (1.65)       (1.68)           -          -               -
CLASS D SHARES
Year Ended October 31, 1998 (c) . .  $    26.57        0.30           6.23         6.53        (0.30)     (2.54)          (2.84)
Year Ended October 31, 1999 . . . .  $    30.26        0.25           2.82         3.07        (0.24)     (0.49)          (0.73)
Year Ended October 31, 2000 . . . .  $    32.60        0.23           0.12         0.35        (0.24)     (2.04)          (2.28)
Year Ended October 31, 2001 . . . .  $    30.67        0.13          (5.65)       (5.52)       (0.14)     (8.37)          (8.51)
Year Ended October 31, 2002 . . . .  $    16.64        0.13          (1.69)       (1.56)       (0.12)         -           (0.12)
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .  $    18.18        0.11          (3.24)       (3.13)       (0.10)         -           (0.10)



                                                                        RATIOS  /  SUPPLEMENTAL  DATA
                                                                                      RATIO OF
                                                                                         NET
                                                                                     INVESTMENT
                                       NET                     NET       RATIO OF      INCOME
                                      ASSET                  ASSETS      EXPENSES     (LOSS) TO
                                     VALUE,                 AT END OF   TO AVERAGE     AVERAGE
                                     END OF      TOTAL       PERIOD         NET          NET       PORTFOLIO
                                     PERIOD   RETURN (A)     (000S)       ASSETS       ASSETS     TURNOVER (C)
                                     -------  -----------  -----------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 1998 (c) .  $ 30.30     1.48%(f)  $    19,746    1.00% (g)    0.54% (g)        13.47%
Year Ended October 31, 1999 . . . .  $ 32.71       10.05%  $    54,223        0.96%        0.53%        13.88%
Year Ended October 31, 2000 . . . .  $ 30.80        1.25%  $    54,537        0.98%        0.54%        90.01%
Year Ended October 31, 2001 . . . .  $ 16.75      -23.34%  $   149,086        1.15%        0.32%        71.36%
Year Ended October 31, 2002 . . . .  $ 15.06       -9.64%  $   362,435        1.14%        0.46%        25.51%
CLASS B SHARES
Period Ended October 31, 1998 (c) .  $ 30.18     0.90%(f)  $    13,493    1.75% (g)   (0.20%)(g)        13.47%
Year Ended October 31, 1999 . . . .  $ 32.45        9.22%  $    44,994        1.72%       -0.21%        13.88%
Year Ended October 31, 2000 . . . .  $ 30.48        0.48%  $    47,293        1.73%       -0.20%        90.01%
Year Ended October 31, 2001 . . . .  $ 16.40      -24.19%  $    36,241        1.85%       -0.30%        71.36%
Year Ended October 31, 2002 . . . .  $ 14.72      (10.24%) $    31,267        1.80%       (0.18%)       25.51%
CLASS C SHARES
Period Ended October 31, 2001 (d) .  $ 16.40  (14.16%)(f)  $       175     1.89%(g)  (0.45%) (g)        71.36%
Year Ended October 31, 2002 . . . .  $ 14.72      (10.24%) $       212        1.80%       (0.20%)       25.51%
CLASS D SHARES
Year Ended October 31, 1998 (c) . .  $ 30.26       25.73%  $ 2,172,101        0.66%        1.00%        13.47%
Year Ended October 31, 1999 . . . .  $ 32.60       10.27%  $ 2,443,493        0.73%        0.78%        13.88%
Year Ended October 31, 2000 . . . .  $ 30.67        1.40%  $ 2,085,243        0.78%        0.74%        90.01%
Year Ended October 31, 2001 . . . .  $ 16.64      (23.22%) $ 1,458,371        0.89%        0.64%        71.36%
Year Ended October 31, 2002 . . . .  $ 14.96       (9.43%) $ 1,125,402        0.86%        0.77%        25.51%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2002 (e) .  $ 14.95  (17.27%)(f)  $    48,283     0.80%(g)     0.75%(g)        25.51%

(a)  Excludes  sales  charge.
(b)  Portfolio  turnover  is  calculated  on  the  basis  of the Fund as a whole without  distinguishing  among  the  classes  of  shares.
(c)  Shares first offered to public on May 11, 1998. Upon a Trust Reorganization on  May  11,  1998,  the  existing shares of the Fund were renamed Class D.
(d)  For  the  period  from  March  1, 2001 (commencement of operations) through
     October  31,  2001.
(e)  For  the  period  from January 2, 2002 (commencement of operations) through
     October  31,  2002
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

26  Annual  Report  2002

================================================================================
GARTMORE  MID  CAP  GROWTH  FUND




                                                          INVESTMENT  ACTIVITIES                  RATIOS  /  SUPPLEMENTAL  DATA
                                                                     NET
                                                                 REALIZED AND
                                        NET                       UNREALIZED     TOTAL          NET                    NET ASSETS
                                   ASSET VALUE,        NET          GAINS         FROM     ASSET VALUE,                AT END OF
                                     BEGINNING     INVESTMENT    (LOSSES) ON   INVESTMENT     END OF        TOTAL        PERIOD
                                     OF PERIOD    INCOME (LOSS)  INVESTMENTS   ACTIVITIES     PERIOD      RETURN (A)     (000S)
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (c)  $       10.00         (0.01)          0.27        0.26  $       10.26    2.60%(d)  $      1,026


                                     RATIOS  /  SUPPLEMENTAL  DATA
                                                RATIO OF NET      RATIO OF
                                    RATIO OF     INVESTMENT       EXPENSES
                                    EXPENSES    INCOME (LOSS)     (PRIOR TO
                                   TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)
                                       NET           NET         TO AVERAGE      PORTFOLIO
                                     ASSETS        ASSETS      NET ASSETS (B)   TURNOVER (C)
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (c)     1.15%(e)     (0.69%)(e)        20.62%(e)         3.74%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) For the period from October 1, 2002 (commencement of operations) through October 31, 2002
(d)  Not  annualized.
(e)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 27

================================================================================

Core  Series

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

Class  A  Shares  symbol:  NDAAX
Class  B  Shares  symbol:  NDABX
Class  C  Shares  symbol:  NDACX
Service  Class  symbol:    NDASX

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed on a relative basis, returning -12.67%* versus -13.29% for its benchmark, a composite of 65% S&P 500 Index, 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 5% Lehman Brothers Aggregate Bond Index. The returns for those indexes were -15.11%, -12.93% and 5.89%, respectively.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

Stocks started the fiscal year with solid performance across many sectors and investment styles. Unfortunately, the rally was short-lived, as equities began a downward slide in response to concerns about questionable corporate governance, the strength of the recovery, future acts of terrorism and potential conflict with Iraq.

Despite economic uncertainty, home sales and consumer spending generally continued at robust paces. Following two cuts at the beginning of the fiscal year, the Federal Reserve left interest rates unchanged, hoping to renew economic growth. Of the 65% of the Fund's allocation to equities, 40% is invested in large-cap stocks, 15% in mid-cap stocks and 10% in small-cap stocks.

On the international front, global markets performed closely in line with domestic markets, experiencing mostly broad-based declines. Industrial production rose early in the period but quickly fell off due to sluggish spending. Thirty percent of the Fund is allocated to international stocks.

Fixed-income securities generally fared better than stocks. The bond market attracted fearful investors looking for a less-volatile place to invest their assets until economic conditions could improve.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

Within the S&P 500 Index, technology continued to be one of the most problematic sectors due to severe overcapacity and lack of pricing power. The best-performing area was the consumer staples sector. Because the sector is made up of essential products, it generally has the ability to produce stable earnings.

European equity markets were weighed down by a slower economy and tentative growth expectations. Mimicking domestic sector performance, Europe's information technology stocks performed poorly, while consumer staples stocks posted the best results.

HOW  IS  THE  FUND  POSITIONED?

The Fund is constructed to maximize total investment return through the growth of capital. The Fund will continue to pursue its investment objective while maintaining its target allocations.

Looking ahead, we expect capital spending in the United States to continue to improve, as companies experience more favorable earnings trends. This should bode well for the equity markets later in 2003.

Based on the Fund's asset allocation model and our outlook for the upcoming year, we expect the portfolio to perform in line with or better than the benchmark, providing you with broad exposure to rising markets.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.

* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $55,325,304
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)


                            1 YR.   INCEPTION1
Class A     w/o SC2. . . .  -12.67%  -15.35%
            w/SC3 . . .  .  -17.70%  -17.26%
Class B     w/o SC2. . . .  -13.30%  -15.93%
            w/SC4 . .  . .  -17.62%  -16.91%
Class C5    w/o SC2 . .  .  -13.30%  -15.93%
            w/SC6 .. . . .  -14.98%  -16.26%
Service Class7              -12.64%  -15.31%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (10/14/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



            GARTMORE ID AGGRESSIVE                         BENCHMARKS
DATE               CLASS A                                 COMPOSITE*                          LB AGGREGATE BOND  S&P 500
----------  ----------------------  ---------------------------------------------------------  -----------------  -------
                                    * LB Aggregate Bond (5%), S&P 500 (65%), MSCI EAFE (30%).
3/31/2000                    9,425                                                     10,000             10,000   10,000
10/31/2000                   8,822                                                      9,349             10,550    9,599
10/31/2001                   7,011                                                      7,191             12,085    7,209
10/31/2002                   6,123                                                      6,235             12,797    6,120



DATE        MSCI EAFE   CPI
----------  ---------  ------
3/31/2000      10,000  10,000
10/31/2000      8,633  10,169
10/31/2001      6,503  10,386
10/31/2002      5,662  10,605

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond) (a), S&P 500 Index (S&P 500) (b), Morgan Stanley Capital
International - Europe, Australasia, and Far East Index (MSCI EAFE) (c), Composite Index (Composite) (d) and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.
(d) The Composite is a combination of 65% S&P 500, 30% MSCI EAFE, and 5% LB Aggregate Bond.
(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

28  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND

MUTUAL  FUNDS  (100.1%)





                                                     SHARES       VALUE
EQUITY FUNDS  (95.1%)
Nationwide International Index Fund,
     Institutional Class (b). . . . . . . . . . .  3,160,063  $16,811,533
Nationwide Mid Cap Market Index
     Fund, Institutional Class (b). . . . . . . .    894,110    8,270,514
Nationwide S&P 500 Index Fund,
     Institutional Class (b). . . . . . . . . . .  2,874,819   21,963,616
Nationwide Small Cap Index Fund,
     Institutional Class (b). . . . . . . . . . .    751,995    5,504,603
                                                              ------------
                                                               52,550,266

                                                     SHARES      VALUE
FIXED INCOME FUNDS (5.0%)
Nationwide Bond Index Fund,
     Institutional Class (b). . . . . . . . . . .    253,428  $ 2,775,038
                                                              ------------
TOTAL MUTUAL FUNDS                                             55,325,304
                                                              ------------
TOTAL INVESTMENTS (COST $64,017,002) (A) - 100.1%              55,325,304
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                    (59,787)
                                                              ------------
NET ASSETS - 100.0%                                           $55,265,517
                                                              ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
See  notes  to  financial  statements.

                                                           2002 Annual Report 29

================================================================================
Core  Series

GARTMORE  INVESTOR  DESTINATIONS
MODERATELY  AGGRESSIVE  FUND

Class  A  Shares  symbol:  NDMAX
Class  B  Shares  symbol:  NDMBX
Class  C  Shares  symbol:  NDMCX
Service  Class  symbol:    NDMSX

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed on a relative basis, returning -9.78%* versus -10.23% for its benchmark, a composite of 55% S&P 500 Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, and 20% Lehman Brothers Aggregate Bond Index. The returns for each of those indexes were -15.11%, -12.93% and 5.89%, respectively.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

Despite the fiscal year's strong start and finish, the months in between were difficult across most sectors and investment styles. Corporate improprieties, dismal earnings forecasts and unrest in the Middle East complicated economic matters. Despite these circumstances, home sales, mortgage refinancings and consumer spending kept the economy afloat.

European markets closely tracked their U.S. counterparts' and starts. In Germany and France, industrial production rose initially only to slow as the year progressed. In the United Kingdom, home sales were strong due to favorable lending rates, as was consumer spending.

Fixed-income securities generally fared better than stocks. The bond market attracted fearful investors looking for a less-volatile place to invest their assets until economic conditions could improve.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

Within the S&P 500 Index, technology continued to be a problematic sector of the economy due to severe overcapacity and lack of pricing power. The best-performing sector was consumer staples. Made up of essential products, this sector generally has the ability to produce stable earnings. Of the 55% of the Fund's allocation to equities, 35% is invested in large-cap stocks, 15% in mid-cap stocks and 5% in small-cap stocks.

In Europe, a slower economy and expectations for growth to remain tentative combined to weigh on its equity markets. Mimicking domestic sector performance, information technology stocks performed poorly, while consumer staples stocks posted the best results. Twenty-five percent of the Fund is allocated to international stocks.

Within the fixed-income arena, government securities generally performed the best, as investors were wary of comparatively more volatile bonds such as corporates and high-yield bonds. Bonds and short-term investments comprise 20% of the Fund's allocation.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its goal of growth of capital, as well as income, while maintaining a target allocation of 35% large-cap stocks, 25% international stocks, 15% mid-cap stocks, 15% bonds, 5% small-cap stocks and 5% short-term investments.

Given the Fund's broad exposure to a variety of sectors and capitalization sizes, we believe this portion of your portfolio will be able to weather a variety of challenging market conditions while remaining positioned to capture the benefits of rising markets.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $91,928,169
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)

                             1 YR.   INCEPTION1
Class A     w/o SC2 . . .   -9.78%  -11.66%
            w/SC3. . . . . -14.94%  -13.65%
Class B     w/o SC2 . . .  -10.46%  -12.27%
            w/SC4. . . . . -14.90%  -13.27%
Class C5    w/o SC2. . .   -10.33%  -12.22%
            w/SC6. . . .   -12.11%  -12.56%
Service Class7              -9.88%  -11.63%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (10/15/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE ID MODERATELY AGGRESSIVE                          BENCHMARKS
DATE                     CLASS A                                       COMPOSITE*                          LB AGGREGATE BOND
----------  ---------------------------------  ----------------------------------------------------------  -----------------
                                               * LB Aggregate Bond (20%), S&P 500 (55%), MSCI EAFE (25%).
3/31/2000                               9,425                                                      10,000             10,000
10/31/2000                              9,040                                                       9,536             10,550
10/31/2001                              7,579                                                       7,832             12,085
10/31/2002                              6,838                                                       7,031             12,797



DATE        S&P 500  MSCI EAFE   CPI
----------  -------  ---------  ------
3/31/2000    10,000     10,000  10,000
10/31/2000    9,599      8,633  10,169
10/31/2001    7,209      6,503  10,386
10/31/2002    6,120      5,662  10,605

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond) (a), S&P 500 Index (S&P 500) (b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE) (c), Composite Index (Composite) (d) and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.
(d) The Composite is a combination of 55% S&P 500, 25% MSCI EAFE, and 20% LB Aggregate Bond.
(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

30  Annual  Report  2002

================================================================================

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGRESSIVE  FUND

MUTUAL  FUNDS  (97.7%)



                                                        SHARES OR
                                                    PRINCIPAL AMOUNT      VALUE
EQUITY FUNDS (80.1%)
Nationwide International Index Fund,
     Institutional Class (b) . . . . . . . . . . .          4,374,340  $23,271,490
Nationwide Mid Cap Market Index,
     Fund, Institutional Class (b) . . . . . . . .          1,485,233   13,738,405
Nationwide S&P 500 Index Fund,
     Institutional Class (b) . . . . . . . . . . .          4,178,533   31,923,991
Nationwide Small Cap Index Fund,
     Institutional Class (b) . . . . . . . . . . .            624,582    4,571,939
                                                                       ------------
                                                                        73,505,825
                                                                       ------------
FIXED INCOME FUNDS  (17.6%)
Gartmore Morley Enhanced Income Fund,
     Institutional Class (b) . . . . . . . . . . .            243,641    2,299,969
Nationwide Bond Index Fund,
     Institutional Class (b) . . . . . . . . . . .          1,262,977   13,829,594
                                                                       ------------
                                                                        16,129,563
TOTAL MUTUAL FUNDS                                                      89,635,388
                                                                       ------------

FIXED CONTRACT (2.5%)

                                                         SHARES OR
                                                       PRINCIPAL AMOUNT   VALUE
Nationwide Fixed Contract, 4.60% (b)(c). . . . . .  $       2,292,781  $ 2,292,781
                                                                       ------------
TOTAL FIXED CONTRACT                                                     2,292,781
                                                                       ------------
TOTAL INVESTMENTS (COST $102,854,783) (A) - 100.2%                      91,928,169
LIABILITIES IN EXCESS OF OTHER ASSETS  -  (0.2)%                          (199,749)
                                                                       ------------
NET ASSETS - 100.0%. . . . . . . . . . . . . . . .                $      91,728,420
                                                                  =================

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
See  notes  to  financial  statements.


                                                           2002 Annual Report 31

================================================================================
Core  Series

GARTMORE  INVESTOR  DESTINATIONS
MODERATE  FUND

Class  A  Shares  symbol:  NADMX
Class  B  Shares  symbol:  NBDMX
Class  C  Shares  symbol:  NCDMX
Service  Class  symbol:    NSDMX

HOW  DID  THE  FUND  PERFORM?

The Fund returned -6.12%* versus -6.23% for its benchmark, a composite of 45% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index, and 15% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The returns for each of those indexes were -15.11%, 5.89% and -12.93%, respectively.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

Encouraging  economic  data  gave  rise  to  a  post-September  rally  in  2001.
Unfortunately, it quickly fizzled, causing stocks to struggle. As consumer confidence fell and geopolitical conditions worsened, weaker economic statistics emerged. The Fed cut rates early on and continued its accommodative monetary policy throughout the year.

The bond market continued to benefit from skeptical investors who were unwilling to take a chance on the stock market. Corporate bonds were challenged by continued news of troublesome corporate governance. High-yield bonds also suffered from lack of investor enthusiasm in this more aggressive fixed-income category.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

Within the S&P 500 Index, technology continued to be a problematic sector due to severe overcapacity and lack of pricing power. The best-performing sector was consumer staples. Because the sector is made up of essential products, it generally has the ability to produce stable earnings. Of the 45% of the Fund's allocation to equities, 30% is invested in large-cap stocks, 10% in mid-cap stocks and 5% in small-cap stocks.

Bond yields declined with the weak economy, allowing prices to rise on most high-quality securities. Government securities performed the best, as investors continued to be wary of comparatively more volatile bonds such as corporates. Bonds and short-term investments comprise 40% of the Fund's allocation.

In Europe, a slower economy and expectations for growth to remain tentative weighed down stocks. Mimicking their domestic counterparts, European information technology stocks performed poorly, while consumer staples stocks posted the best results. Fifteen percent of the Fund is allocated to international stocks.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its goal of growth of capital and income, while maintaining a target allocation of 30% large-cap stocks, 25% bonds, 15% international stocks, 15% short-term investments, 10% mid-cap stocks and 5% small-cap stocks.

Looking ahead, we are cautiously optimistic for the market's long-term prospects. We expect equities to regain some footing through slow yet sustainable economic growth; bonds, therefore should, experience more modest gains.

Given the Fund's broad exposure to a variety of sectors and capitalization sizes, we believe this portion of your portfolio is favorably positioned to capture the benefits of improving global economic conditions in the upcoming year.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $125,801,933
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)


                            1 YR.   INCEPTION1
Class A       w/o SC2 . .   -6.12%  -6.91%
              w/SC3 . . .  -11.55%  -9.01%
Class B       w/o SC2 . .   -6.96%  -7.55%
              w/SC4 . . . .-11.54%  -8.60%
Class C5      w/o SC2. .    -7.13%  -7.61%
              w/SC6 . . .   -8.99%  -7.97%
Service Class7              -6.35%  -6.89%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (9/9/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE ID MODERATE                          BENCHMARKS
DATE              CLASS A                                 COMPOSITE*                          LB AGGREGATE BOND  S&P 500
----------  --------------------  ----------------------------------------------------------  -----------------  -------
                                  * LB Aggregate Bond (40%), S&P 500 (45%), MSCI EAFE (15%).
3/31/2000                  9,425                                                      10,000             10,000   10,000
10/31/2000                 9,311                                                       9,823             10,550    9,599
10/31/2001                 8,341                                                       8,790             12,085    7,209
10/31/2002                 7,830                                                       8,243             12,797    6,120



DATE        MSCI EAFE   CPI
----------  ---------  ------
3/31/2000      10,000  10,000
10/31/2000      8,633  10,169
10/31/2001      6,503  10,386
10/31/2002      5,662  10,605


Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB
Aggregate  Bond)  (a),  S&P  500  Index  (S&P  500)  (b), Morgan Stanley Capital
International - Europe, Australasia, and Far East Index (MSCI EAFE) (c), Composite Index (Composite) (d) and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.
(d) The Composite is a combination of 45% S&P 500, 40% LB Aggregate Bond, and 15% MSCI EAFE.
(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  INVESTOR  DESTINATIONS  MODERATE  FUND

MUTUAL  FUNDS  (92.6%)





                                                        SHARES OR
                                                       PRINCIPAL AMOUNT       VALUE
EQUITY FUNDS (60.0%)
Nationwide International Index Fund,
     Institutional Class (b) . . . . . . . . . . .          3,593,352  $ 19,116,631
Nationwide Mid Cap Market Index Fund,
     Institutional Class (b) . . . . . . . . . . .          1,355,630    12,539,577
Nationwide S&P 500 Index Fund,
     Institutional Class (b) . . . . . . . . . . .          4,903,604    37,463,531
Nationwide Small Cap Index Fund,
     Institutional Class (b) . . . . . . . . . . .            855,121     6,259,483
                                                                       -------------
                                                                         75,379,222
                                                                       -------------
FIXED INCOME FUNDS  (32.6%)
Gartmore Morley Enhanced Income Fund,
     Institutional Class (b) . . . . . . . . . . .          1,000,752     9,447,103
Nationwide Bond Index Fund,
     Institutional Class (b) . . . . . . . . . . .          2,882,047    31,558,412
                                                                       -------------
                                                                         41,005,515
                                                                       -------------
TOTAL MUTUAL FUNDS                                                      116,384,737
                                                                       -------------

FIXED CONTRACT (7.5%)

                                                    SHARES OR
                                                    PRINCIPAL AMOUNT        VALUE
Nationwide Fixed Contract, 4.60% (b)(c). . . . . .  $       9,417,196  $  9,417,196
                                                                       -------------
TOTAL FIXED CONTRACT                                                      9,417,196
                                                                       -------------
TOTAL INVESTMENTS (COST $135,271,131) (A) - 100.1%                      125,801,933
LIABILITIES IN EXCESS OF OTHER ASSETS -  (0.1)%                             (74,797)
                                                                       -------------
NET ASSETS - 100.0%                                                    $125,727,136
                                                                       =============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees. See notes to financial statements.

                                                           2002 Annual Report 33

================================================================================

Core  Series

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND

Class  A  Shares  symbol:  NADCX
Class  B  Shares  symbol:  NBDCX
Class  C  Shares  symbol:  NCDCX
Service  Class  symbol:    NSDCX

HOW  DID  THE  FUND  PERFORM?

The Fund underperformed on a relative basis, returning -2.60%* versus -2.14% for its benchmark, a composite of 60% Lehman Brothers Aggregate Bond Index, 30% S&P 500 Index, and 10% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The returns for those indexes were 5.89%, -15.11% and -12.93%, respectively.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

The global economy continued to struggle during the fiscal year, causing the bond market to benefit from skeptical investors unwilling to take a chance on the stock market. Corporate bonds were challenged by continued news of troublesome corporate governance. High-yield bonds also suffered from lack of investor enthusiasm about this more aggressive fixed-income category.

Stocks rallied and enjoyed strong performance during the last quarter of 2001. Unfortunately, the rally quickly fizzled, leaving stocks struggling. As consumer confidence fell and geopolitical conditions worsened, weaker economic statistics emerged.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Bond yields declined with the weak economy, allowing prices to rise on most high-quality securities. Government securities performed the best for the bulk of the period, as investors remained wary of comparatively more aggressive bonds such as corporates. The performance of high-yield bonds, those considered very risky, was even weaker. Bonds and short-term investments comprise 60% of the Fund's allocation.

Within the S&P 500 Index, technology continued to be a problematic sector due to severe overcapacity and lack of pricing power. The best-performing sector was consumer staples. Of the 30% of the Fund's allocation to U.S. equities, 20% is invested in large-cap stocks and 10% in mid-cap stocks.

In Europe, a slower economy and expectations for growth to remain tentative weighed down its equity markets. As with their domestic counterparts, European information technology stocks performed poorly, while consumer staples stocks posted the best results. The Fund allocates 10% of its assets to international stocks.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its primary goal of seeking income and, secondarily, pursuing growth of capital, while maintaining a target allocation of 35% bonds, 25% short-term investments, 20% large-cap stocks, 10% mid-cap stocks and 10% international stocks.

We are cautiously optimistic about the market's long-term prospects. We expect equities to regain some footing through slow yet sustainable economic growth; bonds, therefore, should experience more modest gains.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $38,019,799
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)



                         1 YR.   INCEPTION1
Class A       w/o SC2.  -2.60%  -2.55%
              w/SC3. .  -8.20%  -4.75%
Class B       w/o SC2.  -3.22%  -3.16%
              w/SC4 . . -7.96%  -4.23%
Class C5      w/o SC2   -3.14%  -3.13%
              w/SC6 . . -5.01%  -3.50%
Service Class7 . . . .  -2.70%  -2.53%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (9/12/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE ID MODERATELY CONSERVATIVE                          BENCHMARKS
DATE                      CLASS A                                        COMPOSITE*                          LB AGGREGATE BOND
----------  -----------------------------------  ----------------------------------------------------------  -----------------
                                                 * LB Aggregate Bond (60%), S&P 500 (30%), MSCI EAFE (10%).
3/31/2000                                 9,425                                                      10,000             10,000
10/31/2000                                9,435                                                      10,062             10,550
10/31/2001                                9,051                                                       9,795             12,085
10/31/2002                                8,816                                                       9,585             12,797



DATE        S&P 500  MSCI EAFE   CPI
----------  -------  ---------  ------
3/31/2000    10,000     10,000  10,000
10/31/2000    9,599      8,633  10,169
10/31/2001    7,209      6,503  10,386
10/31/2002    6,120      5,662  10,605

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond) (a), S&P 500 Index (S&P 500) (b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE) (c), Composite Index (Composite) (d) and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.
(d) The Composite is a combination of 60% LB Aggregate Bond, 30% S&P 500, and 10% MSCI EAFE.
(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

34  Annual  Report  2002

================================================================================

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND

MUTUAL  FUNDS  (87.6%)




                                                       SHARES OR
                                                   PRINCIPAL AMOUNT      VALUE
EQUITY FUNDS  (39.9%)
Nationwide International Index Fund,
     Institutional Class (b). . . . . . . . . . .            723,501  $ 3,849,023
Nationwide Mid Cap Market Index Fund,
     Institutional Class (b). . . . . . . . . . .            409,416    3,787,103
Nationwide S&P 500 Index Fund,
     Institutional Class (b). . . . . . . . . . .            987,294    7,542,929
                                                                      ------------
                                                                       15,179,055
                                                                      ------------
FIXED INCOME FUNDS  (47.7%)
Gartmore Morley Enhanced Income Fund,
     Institutional Class (b). . . . . . . . . . .            503,781    4,755,691
Nationwide Bond Index Fund,
     Institutional Class (b). . . . . . . . . . .          1,218,710   13,344,871
                                                                      ------------
                                                                       18,100,562
                                                                      ------------
TOTAL MUTUAL FUNDS                                                     33,279,617
                                                                      ------------


FIXED CONTRACT (12.5%)

                                                   SHARES OR
                                                   PRINCIPAL AMOUNT   VALUE
Nationwide Fixed Contract, 4.60% (b)(c) . . . . .  $       4,740,182  $ 4,740,182
                                                                      ------------
TOTAL FIXED CONTRACT                                                    4,740,182
                                                                      ------------
TOTAL INVESTMENTS (COST $39,699,993) (A) - 100.1%                      38,019,799
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                            (23,641)
                                                                      ------------
NET ASSETS - 100.0%                                                   $37,996,158
                                                                      ============



(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)     Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
See  notes  to  financial  statements.

                                                           2002 Annual Report 35

================================================================================

Core  Series

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND

Class  A  Shares  symbol:  NDCAX
Class  B  Shares  symbol:  NDCBX
Class  C  Shares  symbol:  NDCCX
Service  Class  symbol:    NDCSX

HOW  DID  THE  FUND  PERFORM?

The Fund underperformed on a relative basis, returning 0.45%* versus 1.90% for its benchmark, a composite of 80% Lehman Brothers Aggregate Bond Index, 15% S&P 500 Index, and 5% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The returns for those indexes were 5.89%, -15.11% and -12.93%, respectively.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S
PERFORMANCE?

The global economy continued to struggle during the fiscal year. Not surprisingly, the bond market benefited from pessimistic investors who were unwilling to put their money in the stock market. Municipal bonds performed well, because they are backed by the U.S. government and perceived to be among the safest of all investments. Corporate bonds were stifled by continued news of troublesome corporate governance. Due to lack of investor interest in a more aggressive fixed-income category, high-yield bond performance suffered.

Stocks rallied and enjoyed strong performance during the last quarter of 2001. Unfortunately, the rally came to a quick halt, taking stocks prices into decline. Consumer confidence fell, geopolitical conditions worsened and troublesome economic statistics emerged.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

Interest rates declined with the weak economy, allowing prices to rise on most high-quality securities. Government securities performed the best for the bulk of the period. Investors were wary of comparatively more aggressive bonds such as corporates due to ongoing questions about corporate accounting policies. This negative factor was reflected in the performance of select sectors such as communications, energy and automotive. The performance of high-yield bonds, those considered very risky, was even weaker. Bonds and short-term investments comprise 80% of the Fund's allocation.

Within the S&P 500 Index, technology continued to be a problematic sector due to severe overcapacity and lack of pricing power. Conversely, the best-performing sector was consumer staples. Because the sector is made up of essential products, it generally has the ability to produce stable earnings. Of the Fund's allocation to U.S. equities, 10% is invested in large-cap stocks and 5% in mid-cap stocks.

In Europe, a slower economy and expectations for growth to remain tentative weighed down its equity markets. The Fund allocates 5% of it assets to international stocks.

HOW  IS  THE  FUND  POSITIONED?

The Fund will continue to pursue its primary goal of seeking income and, secondarily growth of capital while maintaining a target allocation of 45% short-term investments, 35% bonds, 10% large-cap stocks, 5% mid-cap stocks and 5% international stocks.

We are cautiously optimistic about the market's long-term prospects. We expect equities to regain some footing through slow yet sustainable economic growth; bonds, therefore, should experience more modest gains.

PORTFOLIO MANAGER: The Fund is managed by a team of portfolio managers and research analysts from Gartmore Mutual Fund Capital Trust.
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $29,562,976
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)


                         1 YR.   INCEPTION1
Class A       w/o SC2.   0.45%   1.41%
              w/SC3. .  -5.35%  -0.88%
Class B       w/o SC2.  -0.15%   0.77%
              w/SC4. .  -5.02%  -0.33%
Class C5      w/o SC2   -0.21%   0.75%
              w/SC6 . . -2.18%   0.37%
Service Class7 . . . .   0.48%   1.47%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  March  31,  2000.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  5.75%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 These returns include performance based on Class B shares, which was achieved prior to the first public sale of Class C shares (9/4/02). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.
6 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE ID CONSERVATIVE                         BENCHMARKS
DATE                CLASS A                                  COMPOSITE*                          LB AGGREGATE BOND  S&P 500
----------  ------------------------  ---------------------------------------------------------  -----------------  -------
                                      * LB Aggregate Bond (80%), S&P 500 (15%), MSCI EAFE (5%).
3/31/2000                      9,425                                                     10,000             10,000   10,000
10/31/2000                     9,565                                                     10,304             10,550    9,599
10/31/2001                     9,729                                                     10,891             12,085    7,209
10/31/2002                     9,773                                                     11,098             12,797    6,120



DATE        MSCI EAFE   CPI
----------  ---------  ------
3/31/2000      10,000  10,000
10/31/2000      8,633  10,169
10/31/2001      6,503  10,386
10/31/2002      5,662  10,605

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond) (a), S&P 500 Index (S&P 500) (b), Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE) (c), Composite Index (Composite) (d) and the Consumer Price Index (CPI) (e) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LB Aggregate Bond consists of investment grade debt issues that have at least $100 million par amount outstanding and at least one year to final maturity.
(b) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these 500 stocks which represent all major industries.
(c) The MSCI EAFE is an unmanaged index generally representative of the performance of international stock markets.
(d) The Composite is a combination of 80% LB Aggregate Bond, 15% S&P 500, and 5% MSCI EAFE.
(e) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36  Annual  Report  2002

================================================================================

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND

MUTUAL  FUNDS  (77.6%)



                                                       SHARES OR
                                                     PRINCIPAL AMOUNT      VALUE
EQUITY FUNDS (20.0%)
Nationwide International Index Fund,
     Institutional Class (b). . . . . . . . . . .            281,224  $ 1,496,113
Nationwide Mid Cap Market Index Fund,
     Institutional Class (b). . . . . . . . . . .            159,139    1,472,040
Nationwide S&P 500 Index Fund,
     Institutional Class (b). . . . . . . . . . .            383,759    2,931,920
                                                                      -----------
                                                                        5,900,073
                                                                      -----------
FIXED INCOME FUNDS (57.6%)
Gartmore Morley Enhanced Income Fund,
     Institutional Class (b). . . . . . . . . . .            704,985    6,655,054
Nationwide Bond Index Fund,
     Institutional Class (b). . . . . . . . . . .            947,475   10,374,848
                                                                      -----------
                                                                       17,029,902
TOTAL MUTUAL FUNDS                                                     22,929,975
                                                                      -----------

FIXED CONTRACT  (22.5%)
                                                         SHARES OR
                                                     PRINCIPAL AMOUNT     VALUE
Nationwide Fixed Contract, 4.60% (b)(c) . . . . .  $       6,633,001  $ 6,633,001
                                                                      -----------
TOTAL FIXED CONTRACT                                                    6,633,001
                                                                      -----------
TOTAL INVESTMENTS (COST $29,954,601) (A) - 100.1%                      29,562,976
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                            -33,179
                                                                      -----------
NET ASSETS - 100.0%                                                   $29,529,797
                                                                      ===========

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)  Investment  in  affiliate.
(c) The Nationwide Fixed Contract rate changes quarterly. Security is restricted. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
See  notes  to  financial  statements.


                                                           2002 Annual Report 37

================================================================================

Core  Series

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2002



                                                                GARTMORE                        GARTMORE
                                                GARTMORE        INVESTOR        GARTMORE        INVESTOR        GARTMORE
                                                INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                              DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                               AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                                  FUND            FUND            FUND            FUND            FUND
                                            -------------------------------------------------------------------------------
ASSETS:
Investments in affiliated
   securities at value (cost $64,017,002;
   $102,854,783; $135,271,131; $39,699,993
   and $29,954,601; respectively) . . . . .  $  55,325,304   $  91,928,169   $ 125,801,933   $  38,019,799   $  29,562,976
Cash. . . . . . . . . . . . . . . . . . . .            579               -           6,326          26,982               -
Interest and dividends receivable . . . . .         10,175          59,283         151,771          68,733          65,130
Receivable for capital shares issued. . . .              -               -         197,980               -               -
Receivable from adviser . . . . . . . . . .          2,270           4,465           3,739           2,793           1,768
Prepaid expenses and other assets . . . . .          3,769           3,231           5,039             819           1,293
                                            -------------------------------------------------------------------------------
   Total Assets . . . . . . . . . . . . . .     55,342,097      91,995,148     126,166,788      38,119,126      29,631,167
                                            -------------------------------------------------------------------------------
LIABILITIES:
Payable to custodian. . . . . . . . . . . .              -          22,364               -               -             267
Payable for investments purchased . . . . .         47,890         196,431         373,714         102,258          84,751
Accrued expenses and other payables
   Investment advisory fees . . . . . . . .          5,697           9,545          13,202           4,090           3,222
   Distribution fees. . . . . . . . . . . .         10,981          18,429          25,529           7,970           6,343
   Administrative servicing fees. . . . . .          6,548          10,906          15,070           4,601           3,592
   Other. . . . . . . . . . . . . . . . . .          5,464           9,053          12,137           4,049           3,195
                                            -------------------------------------------------------------------------------
     Total Liabilities. . . . . . . . . . .         76,580         266,728         439,652         122,968         101,370
                                            -------------------------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $  55,265,517   $  91,728,420   $ 125,727,136   $  37,996,158   $  29,529,797
                                            -------------------------------------------------------------------------------
REPRESENTED BY:
Capital . . . . . . . . . . . . . . . . . .  $  66,688,105   $ 105,810,302   $ 139,319,847   $  40,548,385   $  30,319,785
Accumulated net investment income (loss). .              -          19,957         143,477          82,995          95,927
Accumulated net realized gains
   (losses) on investment transactions. . .     (2,730,890)     (3,175,225)     (4,266,990)       (955,028)       (494,290)
Net unrealized appreciation
   (depreciation) on investments. . . . . .     (8,691,698)    (10,926,614)     (9,469,198)     (1,680,194)       (391,625)
                                            -------------------------------------------------------------------------------
NET ASSETS. . . . . . . . . . . . . . . . .  $  55,265,517   $  91,728,420   $ 125,727,136   $  37,996,158   $  29,529,797
                                            -------------------------------------------------------------------------------
NET ASSETS:
Class A Shares. . . . . . . . . . . . . . .  $     246,779   $   1,071,502   $   1,185,863   $     898,140   $     801,997
Class B Shares. . . . . . . . . . . . . . .         47,989         129,846         161,496          83,438          74,938
Class C Shares. . . . . . . . . . . . . . .         48,227          15,303         416,377          87,622         399,760
Service Class Shares. . . . . . . . . . . .     54,922,522      90,511,769     123,963,400      36,926,958      28,253,102
                                            -------------------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . .  $  55,265,517   $  91,728,420   $ 125,727,136   $  37,996,158   $  29,529,797
                                            -------------------------------------------------------------------------------
SHARES OUTSTANDING (unlimited number
   of shares authorized):
Class A Shares. . . . . . . . . . . . . . .         38,803         152,111         149,417         103,150          84,324
Class B Shares. . . . . . . . . . . . . . .          7,596          18,563          20,395           9,568           7,865
Class C Shares. . . . . . . . . . . . . . .          7,629           2,186          52,707          10,052          42,033
Service Class Shares. . . . . . . . . . . .      8,625,276      12,866,312      15,654,286       4,232,712       2,966,203
                                            -------------------------------------------------------------------------------
Total . . . . . . . . . . . . . . . . . . .      8,679,304      13,039,172      15,876,805       4,355,482       3,100,425
                                            -------------------------------------------------------------------------------
NET ASSET VALUE:
Class A Shares. . . . . . . . . . . . . . .  $        6.36   $        7.04   $        7.94   $        8.71   $        9.51
Class B Shares (a). . . . . . . . . . . . .  $        6.32   $        6.99   $        7.92   $        8.72   $        9.53
Class C Shares (b). . . . . . . . . . . . .  $        6.32   $        7.00   $        7.90   $        8.72   $        9.51
Service Class Shares. . . . . . . . . . . .  $        6.37   $        7.03   $        7.92   $        8.72   $        9.53
MAXIMUM OFFERING PRICE
   PER SHARE (100%/(100%-maximum
   sales charge) of net
   asset value adjusted to
   the nearest cent):
Class A Shares. . . . . . . . . . . . . . .  $        6.75   $        7.47   $        8.42   $        9.24   $       10.09
Class C Shares. . . . . . . . . . . . . . .  $        6.38   $        7.07   $        7.98   $        8.81   $        9.61
                                            -------------------------------------------------------------------------------
Maximum Sales Charge - Class A Shares . . .           5.75%           5.75%           5.75%           5.75%           5.75%
                                            -------------------------------------------------------------------------------
Maximum Sales Charge - Class C Shares . . .           1.00%           1.00%           1.00%           1.00%           1.00%
                                            -------------------------------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by the length of time shares held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.

38  Annual  Report  2002

================================================================================
STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002




                                                                       GARTMORE                        GARTMORE
                                                       GARTMORE        INVESTOR        GARTMORE        INVESTOR        GARTMORE
                                                       INVESTOR      DESTINATIONS      INVESTOR      DESTINATIONS      INVESTOR
                                                     DESTINATIONS     MODERATELY     DESTINATIONS     MODERATELY     DESTINATIONS
                                                      AGGRESSIVE      AGGRESSIVE       MODERATE      CONSERVATIVE    CONSERVATIVE
                                                         FUND            FUND            FUND            FUND            FUND
                                                    ------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income from affiliates. . . . . . . . . .  $     674,268   $   1,316,894   $   2,220,480   $     797,062   $     624,775
Interest income from affiliates. . . . . . . . . .              -          79,017         327,663         163,173         216,745
                                                    ------------------------------------------------------------------------------
   Total Income. . . . . . . . . . . . . . . . . .        674,268       1,395,911       2,548,143         960,235         841,520
                                                    ------------------------------------------------------------------------------
Expenses:
Investment advisory fees . . . . . . . . . . . . .         57,619          87,689         121,083          36,387          26,677
Distribution fees Class A. . . . . . . . . . . . .            121             592             595             521             522
Distribution fees Class B. . . . . . . . . . . . .             86             196             213             216             135
Distribution fees Class C. . . . . . . . . . . . .             17               3             125             105             191
Distribution fees Service Class. . . . . . . . . .        110,659         167,992         232,175          69,375          50,698
Administrative servicing fees Class A. . . . . . .              -              10               1              12               -
Administrative servicing fees Service Class. . . .         77,041         116,524         159,619          48,459          34,653
Professional fees. . . . . . . . . . . . . . . . .         16,559          23,288          36,410          10,235           7,813
Registration and filing fees . . . . . . . . . . .         15,629          18,715          20,375          13,568          13,807
Other. . . . . . . . . . . . . . . . . . . . . . .         19,506          25,763          30,135          14,463          13,207
                                                    ------------------------------------------------------------------------------
   Total expenses before reimbursed expenses . . .        297,237         440,772         600,731         193,341         147,703
                                                    ------------------------------------------------------------------------------
Expenses reimbursed. . . . . . . . . . . . . . . .        (27,024)        (29,712)        (32,979)        (22,686)        (22,635)
   Total Expenses. . . . . . . . . . . . . . . . .        270,213         411,060         567,752         170,655         125,068
                                                    ------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS) . . . . . . . . . . .        404,055         984,851       1,980,391         789,580         716,452
                                                    ------------------------------------------------------------------------------
REALIZED/UNREALIZED GAINS
   (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment
   transactions with affiliates. . . . . . . . . .       (685,755)     (1,078,502)     (2,224,032)       (428,548)       (440,648)
Realized gain distributions from underlying Funds.          1,022           4,180          10,368           3,890           2,927
                                                    ------------------------------------------------------------------------------
Net realized gains (losses)
   on investment transactions. . . . . . . . . . .       (684,733)     (1,074,322)     (2,213,664)       (424,658)       (437,721)
Net change in unrealized appreciation/
   depreciation on investments . . . . . . . . . .     (7,508,930)     (9,859,530)     (8,030,348)     (1,641,906)       (284,555)
                                                    ------------------------------------------------------------------------------
Net realized/unrealized gains
   (losses) on investments . . . . . . . . . . . .     (8,193,663)    (10,933,852)    (10,244,012)     (2,066,564)       (722,276)
                                                    ------------------------------------------------------------------------------
CHANGE IN NET ASSETS
   RESULTING FROM OPERATIONS . . . . . . . . . . .    ($7,789,608)    ($9,949,001)    ($8,263,621)    ($1,276,984)        ($5,824)
                                                    ------------------------------------------------------------------------------

See  notes  to  financial  statements.

                                                           2002 Annual Report 39

================================================================================
Core  Series

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                                   GARTMORE INVESTOR
                                  GARTMORE INVESTOR                     DESTINATIONS                      GARTMORE INVESTOR
                                   DESTINATIONS                         MODERATELY                         DESTINATIONS
                                    AGGRESSIVE                          AGGRESSIVE                           MODERATE
                                       FUND                                FUND                                FUND
                               YEAR              YEAR              YEAR              YEAR              YEAR              YEAR
                               ENDED             ENDED             ENDED             ENDED             ENDED             ENDED
                            OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                               2002              2001              2002              2001              2002              2001
                        ----------------------------------------------------------------------------------------------------------
FROM INVESTMENT
   ACTIVITIES:
OPERATIONS:
Net investment
   income (loss) . . .  $          404,055   $     39,076   $          984,851   $    144,580   $        1,980,391   $    471,774
Net realized gains
   (losses) on
   investment
   transactions. . . .            (684,733)    (2,026,196)          (1,074,322)    (2,079,781)          (2,213,664)    (2,046,611)
Net change in
   unrealized
   appreciation/
   depreciation/
   on investments. . .          (7,508,930)    (1,200,498)          (9,859,530)    (1,080,267)          (8,030,348)    (1,452,579)
                        ----------------------------------------------------------------------------------------------------------
Change in net
   assets resulting
   from operations . .          (7,789,608)    (3,187,618)          (9,949,001)    (3,015,468)          (8,263,621)    (3,027,416)
                        ----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
   CLASS A
   SHAREHOLDERS FROM:
Net investment income.                (743)           (76)              (4,778)          (211)              (6,214)          (299)
Return of capital. . .                   -            (17)                   -              -                    -              -
DISTRIBUTIONS TO
   CLASS B
   SHAREHOLDERS FROM:
Net investment income.                 (19)           (49)                (438)           (89)                (296)          (113)
Return of capital. . .                   -            (11)                   -              -                    -              -
DISTRIBUTIONS TO
   CLASS C
   SHAREHOLDERS FROM:
Net investment income.                   -              -                    -              -                 (410)             -
DISTRIBUTIONS TO
   SERVICE CLASS
   SHAREHOLDERS FROM:
Net investment income.            (429,255)       (38,951)            (973,254)      (131,663)          (1,907,824)      (394,341)
Return of capital. . .                   -         (9,003)                   -              -                    -              -
                        ----------------------------------------------------------------------------------------------------------
Change in net assets
   from shareholder
  distributions. . . .            (430,017)       (48,107)            (978,470)      (131,963)          (1,914,744)      (394,753)
                        ----------------------------------------------------------------------------------------------------------
Change in net
   assets from
   capital
   transactions. . . .          36,807,012     28,485,295           65,970,340     38,815,380           77,659,591     60,777,680
                        ----------------------------------------------------------------------------------------------------------
Change in net assets .          28,587,387     25,249,570           55,042,869     35,667,949           67,481,226     57,355,511
NET ASSETS:
Beginning of period. .          26,678,130      1,428,560           36,685,551      1,017,602           58,245,910        890,399
                        ----------------------------------------------------------------------------------------------------------
End of period. . . . .  $       55,265,517   $ 26,678,130   $       91,728,420   $ 36,685,551   $      125,727,136   $ 58,245,910
                        ----------------------------------------------------------------------------------------------------------

See  notes  to  financial  statements.

40  Annual  Report  2002

================================================================================
Statements  of  Changes  in  Net  Assets





                                                            GARTMORE INVESTOR                      GARTMORE INVESTOR
                                                                DESTINATIONS                           DESTINATIONS
                                                           MODERATELY CONSERVATIVE                     CONSERVATIVE
                                                                     FUND                                   FUND
                                                           YEAR                 YEAR              YEAR              YEAR
                                                           ENDED                ENDED             ENDED             ENDED
                                                        OCTOBER 31,          OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                           2002                 2001              2002              2001
                                                -----------------------------------------------------------------------------
FROM INVESTMENT
   ACTIVITIES:
OPERATIONS:
Net investment income (loss). . . . . . . . . .  $                789,580   $    205,780   $          716,452   $    232,889
Net realized gains (losses)
   on investment transactions . . . . . . . . .                  (424,658)      (520,743)            (437,721)       (54,971)
Net change in unrealized
   appreciation/depreciation
   on investments . . . . . . . . . . . . . . .                (1,641,906)       (45,407)            (284,555)      (109,417)
                                                -----------------------------------------------------------------------------
Change in net assets
   resulting from operations. . . . . . . . . .                (1,276,984)      (360,370)              (5,824)        68,501
                                                -----------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
   SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                    (6,680)          (340)              (7,795)          (387)

DISTRIBUTIONS TO CLASS B
   SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                      (607)          (241)                (289)          (308)

DISTRIBUTIONS TO CLASS C
   SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                      (615)             -                 (534)             -

DISTRIBUTIONS TO SERVICE
   CLASS SHAREHOLDERS FROM:
Net investment income . . . . . . . . . . . . .                  (732,325)      (175,789)            (650,280)      (194,966)
                                                -----------------------------------------------------------------------------
Change in net assets from
   shareholder distributions. . . . . . . . . .                  (740,227)      (176,370)            (658,898)      (195,661)
                                                -----------------------------------------------------------------------------
Change in net assets from capital transactions.                25,221,885     13,077,457           18,715,312     11,094,132
                                                -----------------------------------------------------------------------------
Change in net assets. . . . . . . . . . . . . .                23,204,674     12,540,717           18,050,590     10,966,972
NET ASSETS:
Beginning of period . . . . . . . . . . . . . .                14,791,484      2,250,767           11,479,207        512,235
                                                -----------------------------------------------------------------------------
End of period . . . . . . . . . . . . . . . . .  $             37,996,158   $ 14,791,484   $       29,529,797   $ 11,479,207
                                                -----------------------------------------------------------------------------

See  notes  to  financial  statements.

                                                       2002 Semiannual Report 41

================================================================================
Core  Series

GARTMORE  INVESTOR  DESTINATIONS  AGGRESSIVE  FUND


                                                     INVESTMENT  ACTIVITIES                          DISTRIBUTIONS
                                          NET                        NET
                                         ASSET                  REALIZED AND
                                         VALUE,        NET       UNREALIZED       TOTAL
                                       BEGINNING   INVESTMENT       GAINS         FROM          NET       RETURN
                                           OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT      OF         TOTAL
                                         PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     CAPITAL   DISTRIBUTIONS
                                       ----------  -----------  -------------  -----------  -----------  --------  --------------
CLASS A SHARES
Period Ended October 31, 2000 (d) . .  $    10.00        0.02          (0.65)       (0.63)           -         -               -
Year Ended October 31, 2001 . . . . .  $     9.37        0.09          (2.01)       (1.92)       (0.07)    (0.02)          (0.09)
Year Ended October 31, 2002 . . . . .  $     7.36        0.07          (1.00)       (0.93)       (0.07)        -           (0.07)
CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00       (0.02)         (0.65)       (0.67)           -         -               -
Year Ended October 31, 2001 . . . . .  $     9.33        0.04          (2.00)       (1.96)       (0.05)    (0.01)          (0.06)
Year Ended October 31, 2002 . . . . .  $     7.31        0.02          (0.99)       (0.97)       (0.02)        -           (0.02)
CLASS C SHARES
Period Ended October 31, 2001 (f) . .  $     8.44       (0.03)         (1.05)       (1.08)           -         -               -
Year Ended October 31, 2002 . . . . .  $     7.36           -          (1.04)       (1.04)           -         -               -
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00       (0.01)         (0.62)       (0.63)           -         -               -
Year Ended October 31, 2001 . . . . .  $     9.37        0.10          (2.01)       (1.91)       (0.08)    (0.02)          (0.10)
Year Ended October 31, 2002 . . . . .  $     7.36        0.07          (0.99)       (0.92)       (0.07)        -           (0.07)


                                                                                         RATIOS  /  SUPPLEMENTAL  DATA
                                                                                        RATIO OF
                                                                                           NET           RATIO
                                                                                       INVESTMENT     OF EXPENSES
                                         NET                     NET       RATIO OF      INCOME        (PRIOR TO
                                        ASSET                  ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                       VALUE,                 AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                       END OF      TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                       PERIOD   RETURN (A)     (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                       -------  -----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d) . .  $  9.37   (6.30%)(g)  $         9     0.71%(h)     0.34%(h)       394.30%(h)       253.64%
Year Ended October 31, 2001 . . . . .  $  7.36      (20.53)% $         7        0.71%        1.09%            3.71%       190.23%
Year Ended October 31, 2002 . . . . .  $  6.36      (12.67)% $       247        0.50%        1.42%            0.50%        26.33%
CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $  9.33   (6.70%)(g)  $         9     1.31%(h)   (0.28%)(h)       393.40%(h)       253.64%
Year Ended October 31, 2001 . . . . .  $  7.31      (21.12%) $         7        1.31%        0.50%            4.47%       190.23%
Year Ended October 31, 2002 . . . . .  $  6.32      (13.30%) $        48        1.24%        0.04%            1.27%        26.33%
CLASS C SHARES
Period Ended October 31, 2001 (f) . .  $  7.36  (12.80%) g)  $         -     1.31%(h)   (0.62%)(h)       125.82%(h)       190.23%
Year Ended October 31, 2002 . . . . .  $  6.32      (13.30%) $        48        1.24%       -0.96%            1.48%        26.33%
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) (e)  $  9.37   (6.30%)(g)  $     1,410     0.61%(h)   (0.11%)(h)        56.64%(h)       253.64%
Year Ended October 31, 2001 . . . . .  $  7.36      (20.55%) $    26,663        0.61%        0.38%            1.62%       190.23%
Year Ended October 31, 2002 . . . . .  $  6.37      (12.64%) $    54,923        0.61%        0.91%            0.67%        26.33%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

42  Annual  Report  2002

================================================================================
GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  AGGRESSIVE  FUND







                                                     INVESTMENT  ACTIVITIES                  DISTRIBUTIONS
                                         NET                        NET
                                        ASSET                  REALIZED AND                                               NET
                                        VALUE,        NET       UNREALIZED       TOTAL                                   ASSET
                                      BEGINNING   INVESTMENT       GAINS         FROM          NET                      VALUE,
                                          OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                        PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                      ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d). .  $    10.00        0.06          (0.47)       (0.41)           -               -   $  9.59
Year Ended October 31, 2001. . . . .  $     9.59        0.17          (1.71)       (1.54)       (0.13)          (0.13)  $  7.92
Year Ended October 31, 2002. . . . .  $     7.92        0.10          (0.87)       (0.77)       (0.11)          (0.11)  $  7.04
CLASS B SHARES
Period Ended October 31, 2000 (d). .  $    10.00        0.03          (0.47)       (0.44)           -               -   $  9.56
Year Ended October 31, 2001. . . . .  $     9.56        0.12          (1.71)       (1.59)       (0.09)          (0.09)  $  7.88
Year Ended October 31, 2002. . . . .  $     7.88        0.06          (0.88)       (0.82)       (0.07)          (0.07)  $  6.99
CLASS C SHARES
Period Ended October 31, 2001 (f). .  $     8.83       (0.04)         (0.88)       (0.92)           -               -   $  7.91
Year Ended October 31, 2002. . . . .  $     7.91           -          (0.91)       (0.91)           -               -   $  7.00
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e)  $    10.00        0.07          (0.47)       (0.40)       (0.01)          (0.01)  $  9.59
Year Ended October 31, 2001. . . . .  $     9.59        0.15          (1.67)       (1.52)       (0.16)          (0.16)  $  7.91
Year Ended October 31, 2002. . . . .  $     7.91        0.11          (0.88)       (0.77)       (0.11)          (0.11)  $  7.03



                                                                                 RATIOS  /  SUPPLEMENTAL  DATA
                                                                              RATIO OF
                                                                                 NET           RATIO
                                                                             INVESTMENT     OF EXPENSES
                                                       NET       RATIO OF      INCOME        (PRIOR TO
                                                     ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                    AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                         TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                      RETURN (A)     (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                      -----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d). .   (4.08%)(g)  $        10     0.71%(h)     1.10%(h)       396.10%(h)       270.89%
Year Ended October 31, 2001. . . . .      (16.16%) $         8        0.71%        1.44%            3.28%       226.13%
Year Ended October 31, 2002. . . . .       (9.78%) $     1,072        0.49%        1.69%            0.49%        28.41%
CLASS B SHARES
Period Ended October 31, 2000 (d). .   (4.40%)(g)  $        10     1.31%(h)     0.49%(h)       397.48%(h)       270.89%
Year Ended October 31, 2001. . . . .      (16.75%) $         8        1.31%        1.32%            4.04%       226.13%
Year Ended October 31, 2002. . . . .      (10.46%) $       130        1.25%        1.39%            1.26%        28.41%
CLASS C SHARES
Period Ended October 31, 2001 (f). .  (10.42%)(g)  $         -     1.31%(h)   (0.68%)(h)       124.67%(h)       226.13%
Year Ended October 31, 2002. . . . .      (10.33%) $        15        1.25%       (0.21%)           3.34%        28.41%
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e)   (4.04%)(g)  $       998     0.61%(h)     1.23%(h)        66.76%(h)       270.89%
Year Ended October 31, 2001. . . . .      -16.05%  $    36,670        0.61%        1.15%            1.44%       226.13%
Year Ended October 31, 2002. . . . .       (9.88%) $    90,512        0.61%        1.46%            0.65%        28.41%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 43

================================================================================
Core  Series


FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

Gartmore Investor Destinations Moderate Fund

                                                    INVESTMENT  ACTIVITIES                      DISTRIBUTIONS
                                         NET                        NET
                                        ASSET                  REALIZED AND                                               NET
                                        VALUE,        NET       UNREALIZED       TOTAL                                   ASSET
                                      BEGINNING   INVESTMENT       GAINS         FROM          NET                      VALUE,
                                          OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                        PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                      ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)(e)  $    10.00        0.11          (0.23)       (0.12)       (0.07)          (0.07)  $  9.81
Year Ended October 31, 2001 (e). . .  $     9.81        0.22          (1.23)       (1.01)       (0.16)          (0.16)  $  8.64
Year Ended October 31, 2002. . . . .  $     8.64        0.17          (0.69)       (0.52)       (0.18)          (0.18)  $  7.94
CLASS B SHARES
Period Ended October 31, 2000 (d)(e)  $    10.00        0.08          (0.24)       (0.16)       (0.03)          (0.03)  $  9.81
Year Ended October 31, 2001. . . . .  $     9.81        0.19          (1.25)       (1.06)       (0.11)          (0.11)  $  8.64
Year Ended October 31, 2002. . . . .  $     8.64        0.11          (0.71)       (0.60)       (0.12)          (0.12)  $  7.92
CLASS C SHARES
Period Ended October 31, 2001 (f). .  $     9.32       (0.04)         (0.62)       (0.66)           -               -   $  8.66
Year Ended October 31, 2002. . . . .  $     8.66        0.04          (0.75)       (0.71)       (0.05)          (0.05)  $  7.90
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e)  $    10.00        0.11          (0.22)       (0.11)       (0.07)          (0.07)  $  9.82
Year Ended October 31, 2001. . . . .  $     9.82        0.19          (1.19)       (1.00)       (0.19)          (0.19)  $  8.63
Year Ended October 31, 2002. . . . .  $     8.63        0.17          (0.71)       (0.54)       (0.17)          (0.17)  $  7.92


                                                                    RATIOS  /  SUPPLEMENTAL  DATA
                                                                             RATIO OF
                                                                                NET           RATIO
                                                                            INVESTMENT     OF EXPENSES
                                                      NET       RATIO OF      INCOME        (PRIOR TO
                                                    ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                   AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                        TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                      RETURN (A)    (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                      ----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)(e)  (1.21%)(g)  $        10     0.71%(h)     1.97%(h)       392.91%(h)       366.93%
Year Ended October 31, 2001 (e). . .     (10.41%) $         9        0.71%        2.40%            2.39%       258.23%
Year Ended October 31, 2002. . . . .      (6.12%) $     1,186        0.48%        2.37%            0.48%        34.36%
CLASS B SHARES
Period Ended October 31, 2000 (d)(e)  (1.61%)(g)  $        10     1.31%(h)     1.35%(h)       393.51%(h)       366.93%
Year Ended October 31, 2001. . . . .     (10.84%) $         9        1.31%        2.11%            4.08%       258.23%
Year Ended October 31, 2002. . . . .      (6.96%) $       161        1.23%        1.33%            1.24%        34.36%
CLASS C SHARES
Period Ended October 31, 2001 (f). .  (7.08%)(g)  $         -     1.31%(h)   (0.67%)(h)       123.09%(h)       258.23%
Year Ended October 31, 2002. . . . .      (7.13%) $       416        1.23%        1.89%            1.29%        34.36%
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e)  (1.10%)(g)  $       871     0.61%(h)     2.04%(h)      114.83% (h)       366.93%
Year Ended October 31, 2001. . . . .     (10.26%) $    58,228        0.61%        2.06%            0.97%       258.23%
Year Ended October 31, 2002. . . . .      (6.35%) $   123,963        0.61%        2.13%            0.65%        34.36%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

44  Annual  Report  2002

================================================================================
GARTMORE  INVESTOR  DESTINATIONS  MODERATELY  CONSERVATIVE  FUND






                                                        INVESTMENT  ACTIVITIES                        DISTRIBUTIONS
                                          NET                        NET
                                         ASSET                  REALIZED AND                                               NET
                                         VALUE,        NET       UNREALIZED       TOTAL                                   ASSET
                                       BEGINNING   INVESTMENT       GAINS         FROM          NET                      VALUE,
                                           OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                         PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                       ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)(e).  $    10.00        0.18          (0.17)        0.01        (0.12)          (0.12)  $  9.89
Year Ended October 31, 2001 (e) . . .  $     9.89        0.35          (0.75)       (0.40)       (0.30)          (0.30)  $  9.19
Year Ended October 31, 2002 (e) . . .  $     9.19        0.26          (0.49)       (0.23)       (0.25)          (0.25)  $  8.71
CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  $    10.00        0.14          (0.17)       (0.03)       (0.08)          (0.08)  $  9.89
Year Ended October 31, 2001 . . . . .  $     9.89        0.29          (0.75)       (0.46)       (0.23)          (0.23)  $  9.20
Year Ended October 31, 2002 (e) . . .  $     9.20        0.20          (0.49)       (0.29)       (0.19)          (0.19)  $  8.72
CLASS C SHARES
Period Ended October 31, 2001 (f) . .  $     9.64       (0.04)         (0.38)       (0.42)           -               -   $  9.22
Year Ended October 31, 2002 . . . . .  $     9.22           -          (0.44)       (0.44)       (0.06)          (0.06)  $  8.72
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e).  $    10.00        0.16          (0.14)        0.02        (0.12)          (0.12)  $  9.90
Year Ended October 31, 2001 . . . . .  $     9.90        0.31          (0.70)       (0.39)       (0.31)          (0.31)  $  9.20
Year Ended October 31, 2002 (e) . . .  $     9.20        0.26          (0.50)       (0.24)       (0.24)          (0.24)  $  8.72


                                                                         RATIOS  /  SUPPLEMENTAL  DATA
                                                                              RATIO OF
                                                                                 NET           RATIO
                                                                             INVESTMENT     OF EXPENSES
                                                       NET       RATIO OF      INCOME        (PRIOR TO
                                                     ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                    AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                         TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                       RETURN (A)    (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                       ----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)(e).    0.10%(g)  $        10     0.71%(h)     3.02%(h)       438.49%(h)       425.17%
Year Ended October 31, 2001 (e) . . .      (4.06%) $        10        0.71%        3.66%            3.81%       235.84%
Year Ended October 31, 2002 (e) . . .      (2.60%) $       898        0.50%        2.99%            0.51%        49.00%
CLASS B SHARES
Period Ended October 31, 2000 (d) (e)  (0.26%)(g)  $        10     1.31%(h)     2.44%(h)       439.61%(h)       425.17%
Year Ended October 31, 2001 . . . . .      (4.67%) $        10        1.31%        3.14%            4.52%       235.84%
Year Ended October 31, 2002 (e) . . .      (3.22%) $        83        1.27%        2.24%            1.29%        49.00%
CLASS C SHARES
Period Ended October 31, 2001 (f) . .  (4.36%)(g)  $         -     1.31%(h)   (0.79%)(h)       122.29%(h)       235.84%
Year Ended October 31, 2002 . . . . .      (3.14%) $        88        1.27%        2.48%            1.33%        49.00%
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e).    0.18%(g)  $     2,231     0.61%(h)     2.85%(h)        32.84%(h)       425.17%
Year Ended October 31, 2001 . . . . .      (3.99%) $    14,772        0.61%        3.34%            2.50%       235.84%
Year Ended October 31, 2002 (e) . . .      (2.70%) $    36,927        0.61%        2.82%            0.69%        49.00%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 45

================================================================================
Core  Series

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding

GARTMORE  INVESTOR  DESTINATIONS  CONSERVATIVE  FUND








                                            INVESTMENT  ACTIVITIES                                       DISTRIBUTIONS
                                         NET                        NET
                                        ASSET                  REALIZED AND                                               NET
                                        VALUE,        NET       UNREALIZED       TOTAL                                   ASSET
                                      BEGINNING   INVESTMENT       GAINS         FROM          NET                      VALUE,
                                          OF        INCOME      (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                        PERIOD      (LOSS)      INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                      ----------  -----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d)(e)  $    10.00        0.23          (0.08)        0.15        (0.16)          (0.16)  $  9.99
Year Ended October 31, 2001. . . . .  $     9.99        0.45          (0.28)        0.17        (0.38)          (0.38)  $  9.78
Year Ended October 31, 2002. . . . .  $     9.78        0.28          (0.24)        0.04        (0.31)          (0.31)  $  9.51
CLASS B SHARES
Period Ended October 31, 2000 (d)(e)  $    10.00        0.19          (0.08)        0.11        (0.12)          (0.12)  $  9.99
Year Ended October 31, 2001. . . . .  $     9.99        0.38          (0.28)        0.10        (0.30)          (0.30)  $  9.79
Year Ended October 31, 2002. . . . .  $     9.79        0.24          (0.25)       (0.01)       (0.25)          (0.25)  $  9.53
CLASS C SHARES
Period Ended October 31, 2001 (f). .  $     9.97       (0.05)         (0.13)       (0.18)           -               -   $  9.79
Year Ended October 31, 2002. . . . .  $     9.79        0.05          (0.25)       (0.20)       (0.08)          (0.08)  $  9.51
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e)  $    10.00        0.24          (0.09)        0.15        (0.15)          (0.15)  $ 10.00
Year Ended October 31, 2001. . . . .  $    10.00        0.41          (0.24)        0.17        (0.38)          (0.38)  $  9.79
Year Ended October 31, 2002. . . . .  $     9.79        0.31          (0.26)        0.05        (0.31)          (0.31)  $  9.53


                                                                                   RATIOS  /  SUPPLEMENTAL  DATA
                                                                             RATIO OF
                                                                                NET           RATIO
                                                                            INVESTMENT     OF EXPENSES
                                                      NET       RATIO OF      INCOME        (PRIOR TO
                                                    ASSETS      EXPENSES     (LOSS) TO   REIMBURSEMENTS)
                                                   AT END OF   TO AVERAGE     AVERAGE      TO AVERAGE
                                        TOTAL       PERIOD         NET          NET            NET         PORTFOLIO
                                      RETURN (A)    (000S)       ASSETS       ASSETS       ASSETS (B)     TURNOVER (C)
                                      ----------  -----------  -----------  -----------  ---------------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d)(e)   1.49% (g)  $        10     0.71%(h)     3.86%(h)       441.97%(h)       449.16%
Year Ended October 31, 2001. . . . .       1.71%  $        10        0.71%        4.45%            6.91%       176.59%
Year Ended October 31, 2002. . . . .       0.45%  $       802        0.50%        3.62%            0.50%        46.89%
CLASS B SHARES
Period Ended October 31, 2000 (d)(e)    1.12%(g)  $        10     1.31%(h)     3.26%(h)       443.13%(h)       449.16%
Year Ended October 31, 2001. . . . .       1.04%  $        10        1.31%        3.82%            7.70%       176.59%
Year Ended October 31, 2002. . . . .      -0.15%  $        75        1.27%        2.77%            1.33%        46.89%
CLASS C SHARES
Period Ended October 31, 2001 (f). .  (1.81%)(g)  $         -    1.31% (h)   (0.90%)(h)       121.18%(h)       176.59%
Year Ended October 31, 2002. . . . .      -0.21%  $       400        1.27%        2.75%            1.29%        46.89%
SERVICE CLASS SHARES
Period Ended October 31, 2000 (d)(e)   1.57% (g)  $       492     0.61%(h)     4.32%(h)       154.74%(h)       449.16%
Year Ended October 31, 2001. . . . .       1.75%  $    11,459        0.61%        4.17%            2.58%       176.59%
Year Ended October 31, 2002. . . . .       0.48%  $    28,253        0.61%        3.49%            0.72%        46.89%


(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 31, 2000 (commencement of operations) through October 31, 2000.
(e) Net investment income (loss) is based on average shares outstanding during the period.
(f) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

46  Annual  Report  2002

================================================================================
Core  Series

GARTMORE  BOND  FUND

Class  A  Shares  symbol:  NBDAX
Class  B  Shares  symbol:  NBDBX
Class  C  Shares  symbol:  NBNCX
Class  D  Shares  symbol:  MUIBX

HOW  DID  THE  FUND  PERFORM?

The Fund returned 3.84%* versus 5.49% for its benchmark, the Lehman Brothers Government/Credit Bond Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

As the economy's recovery slowed and the equity markets continued to fall, corporate bond spreads-the difference between the yields of two bonds of the same maturity, but different quality-generally widened. This hurt performance because of the Fund's emphasis on the corporate bond sector. For example, the Lehman Brothers Corporate Bond Index returned just 3.57% during the past 12 months.

Diversification was extremely important during the period because even a hint of bad news could cause a bond's price to drop precipitously. The disastrous performance of bonds issued by companies such as Enron Corp. and WorldCom, Inc. illustrated the danger of taking large credit-specific bets in the current economic environment.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

During the past two years, we cut our maximum exposure to any one bond in half in order to avoid risks associated with specific bonds. Our diversification initiative, which involved increasing the number of holdings coupled with a reduction of the Fund's allocation to the corporate bond sector, contributed positively to Fund performance.

Despite our efforts to avoid trouble spots, the Fund's exposure to distressed companies such as WorldCom, AMR Corp. (American Airlines' parent company) and Qwest Communications International Inc. greatly detracted from returns.

HOW  IS  THE  FUND  POSITIONED?
The Federal Reserve has eased the overnight interest rate aggressively. Eventually, this should enable companies to have access to capital and push the economy to regain positive momentum.

We believe that the yields available on corporate bonds are attractive, so we plan to selectively add to these investments during the coming months. We also plan to sell intermediate bonds to increase the Fund's holdings in the short- and long-term areas.

As always, we will maintain adequate diversification within the portfolio to lessen exposure to credit-specific risk. We believe the Fund is positioned to perform well on a relative basis when the economy recovers and corporate bond spreads tighten.

PORTFOLIO  MANAGER:  Thomas  S.  Leggett,  CFA
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $146,163,286
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN
(For  Years  Ended  October  31,  2002)


                        1 YR.   5 YR.   10 YR.
Class A1       w/o SC2   3.84%   5.84%    6.43%
               w/SC3 .  -0.82%   4.86%    5.95%
Class B1       w/o SC2   3.26%   5.28%    6.15%
               w/SC4 .  -1.66%   4.96%    6.15%
Class C1       w/o SC2   3.26%   5.71%    6.37%
               w/SC5 .   1.22%   5.49%    6.26%
Class D        w/o SC2.  4.07%   6.06%    6.54%
               w/SC3 .  -0.59%   5.08%    6.06%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data. 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.50%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
     See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE BOND  BENCHMARKS
DATE           CLASS D      LBG/CBI     CPI
----------  -------------  ----------  ------
10/31/1992          9,550      10,000  10,000
10/31/1993         10,851      11,366  10,275
10/31/1994          9,791      10,839  10,543
10/31/1995         11,789      12,590  10,839
10/31/1996         12,384      13,269  11,164
10/31/1997         13,415      14,438  11,396
10/31/1998         14,637      15,921  11,566
10/31/1999         14,456      15,815  11,862
10/31/2000         14,885      16,940  12,271
10/31/2001         17,300      19,536  12,532
10/31/2002         18,005      20,605  12,796

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI) (a) and the Consumer Price Index (CPI) (b) over a 10-year period ended 10/31/02. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LBG/CBI consists of U.S. Government and corporate bonds with maturities of one year or more and outstanding par value of at least $100 million. All returns are market value-weighted inclusive of accrued interest.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2002 Annual Report 47

================================================================================
Core  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  BOND  FUND

COMMERCIAL  MORTGAGE  BACKED  SECURITIES  (9.6%)



                                                      PRINCIPAL
                                                        AMOUNT       VALUE
COMMERCIAL SERVICES (9.6%)
Commercial Mortgage, Series 2001-J1A,
   Class B, 6.61%, 02/16/34 (b). . . . . . . . . . .  $1,000,000  $  1,092,539
Government National Mortgage Association,
   Series 2002-60, Class PE, 6.00%, 07/20/31 . . . .   5,000,000     5,122,911
Heller Financial Commercial Mortgage Asset,
   6.85%, 05/15/31 . . . . . . . . . . . . . . . . .   2,000,000     2,278,232
JP Morgan Chase Commercial Mortgage Securities,
   6.26%, 04/15/33 . . . . . . . . . . . . . . . . .   2,000,000     2,205,480
Merrill Lynch Mortgage Investors, Inc.,
   7.56%, 09/15/09 . . . . . . . . . . . . . . . . .   2,000,000     2,306,316
Nomura Asset Securities Corp.,
   6.69%, 03/17/28 . . . . . . . . . . . . . . . . .   1,000,000     1,130,567
                                                                  ------------
Total Commercial Mortgage
   Backed Securities                                                14,136,045
                                                                  ------------
CORPORATE BONDS (59.2%)
AIRLINES (0.6%)
American Airlines, Inc., 10.33%,
   03/04/05. . . . . . . . . . . . . . . . . . . . .   1,500,000       871,602
                                                                  ------------
ALUMINUM (0.7%)
Alcan, Inc., 6.45%, 03/15/11 . . . . . . . . . . . .   1,000,000     1,104,493
                                                                  ------------
ASSET BACKED SECURITIES (2.9%)
Chase Funding Mortgage Loan,
   6.24%, 01/25/13 . . . . . . . . . . . . . . . . .   1,500,000     1,593,597
Ramp 2002-RSI-AI5, 5.91%, 01/25/32 . . . . . . . . .   1,566,000     1,643,581
SSB RV Trust, 6.30%, 04/15/16. . . . . . . . . . . .   1,000,000     1,087,354
                                                                  ------------
                                                                     4,324,532
                                                                  ------------
AUTO-CARS/LIGHT TRUCKS (0.7%)
Daimlerchrysler, Inc., 7.30%, 01/15/12 . . . . . . .   1,000,000     1,082,641
                                                                  ------------
BANKS (0.7%)
Mercantile Safe Deposit & Trust, 5.70%, 11/15/11 . .   1,000,000     1,035,643
                                                                  ------------
CHEMICALS (2.0%)
Air Products & Chemicals, 6.25%, 06/15/03. . . . . .   2,000,000     2,045,014
Witco Corp., 6.13%, 02/01/06 . . . . . . . . . . . .   1,000,000       937,063
                                                                  ------------
                                                                     2,982,077
                                                                  ------------
CONSTRUCTION & BUILDING MATERIALS (2.0%)
Armstrong Holdings, Inc., 6.35%, 08/15/03 (c). . . .   2,000,000       860,000
Masco Corp., 6.75%, 03/15/06 . . . . . . . . . . . .   1,000,000     1,083,405
Vulcan Materials Co., 6.00%, 04/01/09. . . . . . . .   1,000,000     1,061,851
                                                                  ------------
                                                                     3,005,256
                                                                  ------------
CONSUMER NON-CYCLICAL (0.7%)
Kimberly Clark Corp., 7.88%, 02/01/23. . . . . . . .   1,000,000     1,049,518
                                                                  ------------


CORPORATE BONDS (CONTINUED)
                                                      PRINCIPAL
                                                      AMOUNT      VALUE
CONTAINERS (0.7%)
Bemis Co., Inc., 6.70%, 07/01/05 . . . . . . . . . .  $1,000,000  $  1,100,622
                                                                  ------------
ELECTRONICS (0.7%)
Texas Instruments, Inc., 6.13%, 02/01/06 . . . . . .   1,000,000     1,066,440
                                                                  ------------
FINANCIAL / MISCELLANEOUS (6.0%)
Block Financial Corp., 8.50%, 04/15/07 . . . . . . .   1,000,000     1,163,880
Deere & Co., 5.88%, 04/06/06 . . . . . . . . . . . .   1,000,000     1,076,069
Ford Motor Credit Co., 7.38%, 02/01/11 . . . . . . .   1,000,000       893,704
General Motors Acceptance Corp., 6.88%, 09/15/11 . .   1,000,000       911,181
Heller Financial, Inc., 7.38%, 11/01/09. . . . . . .   1,375,000     1,599,722
Household Finance Co., 6.75%, 05/15/11 . . . . . . .   1,000,000       883,925
International Lease Finance Corp., 5.75%, 10/15/06 .   1,000,000     1,023,465
Lehman Brothers Holdings, Inc., 11.63%, 05/15/05 . .   1,000,000     1,199,808
                                                                  ------------
                                                                     8,751,754
                                                                  ------------
FOOD & RELATED (4.9%)
Dole Foods Co., 6.38%, 10/01/05. . . . . . . . . . .   1,000,000       953,453
Heinz (H.J.) Co., 6.63%, 07/15/11 (b). . . . . . . .   1,000,000     1,123,857
McCormick & Co., Inc., 6.40%, 02/01/06 . . . . . . .   1,000,000     1,064,416
Tyson Foods, Inc., 8.25%, 10/01/11 . . . . . . . . .   2,000,000     2,297,740
Whitman Corp., 7.29%, 09/15/26 . . . . . . . . . . .   1,500,000     1,637,685
                                                                  ------------
                                                                     7,077,151
                                                                  ------------
HEALTHCARE (3.0%)
Cardinal Health, Inc., 6.00%, 01/15/06 . . . . . . .   1,000,000     1,092,938
Kaiser Foundation Hospitals, 9.55%, 07/15/05 . . . .   2,000,000     2,283,946
McKesson HBOC, Inc., 6.30%, 03/01/05 . . . . . . . .   1,000,000     1,052,201
                                                                  ------------
                                                                     4,429,085
                                                                  ------------
HOME FURNISHINGS (0.7%)
Leggett & Platt, Inc., 7.65%, 02/15/05 . . . . . . .   1,000,000     1,093,657
                                                                  ------------
HOTELS/MOTELS (0.7%)
Marriott International, Inc., 7.00%, 01/15/08. . . .   1,000,000     1,053,928
                                                                  ------------
INSURANCE (0.9%)
AMBAC, Inc., 9.38%, 08/01/11 . . . . . . . . . . . .   1,000,000     1,268,061
                                                                  ------------
LEISURE PRODUCTS (0.7%)
Brunswick Corp., 6.75%, 12/15/06 . . . . . . . . . .   1,000,000     1,052,109
                                                                  ------------
MACHINERY & CAPITAL GOODS (2.7%)
Clark Equipment Co., 8.00%, 05/01/23 . . . . . . . .   1,000,000     1,075,479
Dover Corp., 6.25%, 06/01/08 . . . . . . . . . . . .   1,650,000     1,826,651
Precision Castparts Corp., 8.75%, 03/15/05 . . . . .   1,000,000     1,105,196
                                                                  ------------
                                                                     4,007,326
                                                                  ------------
48  Annual  Report  2002

================================================================================
CORPORATE BONDS (CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT      VALUE
MEDICAL EQUIPMENT & SUPPLIES (2.3%)
Becton, Dickinson & Co., 8.70%, 01/15/25 . . . . . .  $2,000,000  $  2,269,080
Guidant Corp., 6.15%, 02/15/06 . . . . . . . . . . .   1,000,000     1,079,652
                                                                  ------------
                                                                     3,348,732
                                                                  ------------
MEDICAL INSTRUMENTS & SUPPLIES (0.7%)
Bard (C.R.) Inc., 6.70%, 12/01/26. . . . . . . . . .   1,000,000     1,094,679
                                                                  ------------
MOTOR VEHICLE PARTS & ACCESSORIES (1.3%)
Eaton Corp., 8.88%, 06/15/19 . . . . . . . . . . . .   1,500,000     1,884,224
                                                                  ------------
NATURAL GAS (5.6%)
ANR Pipeline Co., 7.00%, 06/01/25. . . . . . . . . .   1,500,000     1,440,000
Columbia Energy Group, 6.80%, 11/28/05 . . . . . . .   2,000,000     1,998,350
Kinder Morgan, Inc., 6.50%, 09/01/12 (b) . . . . . .   1,500,000     1,525,925
ONEOK, Inc., 7.75%, 08/15/06 . . . . . . . . . . . .   2,000,000     2,203,343
PG&E Gas Transmission, 7.10%, 06/01/05 . . . . . . .   1,000,000       974,250
                                                                  ------------
                                                                     8,141,868
                                                                  ------------
NUCLEAR ENERGY (0.9%)
USEC, Inc., 6.63%, 01/20/06. . . . . . . . . . . . .   1,500,000     1,304,448
                                                                  ------------
OFFICE FURNITURE (0.7%)
Herman Miller, Inc., 7.13%, 03/15/11 . . . . . . . .   1,000,000     1,038,411
                                                                  ------------
OIL & GAS (1.4%)
Sempra Energy, 6.95%, 12/01/05 . . . . . . . . . . .   1,000,000     1,018,028
Texaco Capital, Inc., 7.75%, 02/15/33. . . . . . . .   1,000,000     1,052,060
                                                                  ------------
                                                                     2,070,088
                                                                  ------------
PAPER & FOREST PRODUCTS (2.2%)
Temple-Inland, Inc., 7.88%, 05/01/12 . . . . . . . .   1,000,000     1,065,981
Willamette Industries, Inc., 7.35%, 07/01/26 . . . .   2,000,000     2,234,048
                                                                  ------------
                                                                     3,300,029
                                                                  ------------
PHARMACEUTICALS (0.7%)
American Home Products Corp., 6.25%, 03/15/06. . . .   1,000,000     1,061,335
                                                                  ------------
PUBLISHING & PRINTING (0.8%)
Times Mirror Co., 7.45%, 10/15/09. . . . . . . . . .   1,000,000     1,151,068
                                                                  ------------
RETAIL (3.5%)
Dayton Hudson Corp., 8.50%, 12/01/22 . . . . . . . .   1,000,000     1,040,634
Lowe's Cos., 8.25%, 06/01/10 . . . . . . . . . . . .   1,000,000     1,199,398
May Department Stores Co., 8.30%, 07/15/26 . . . . .   2,000,000     2,210,144
Penney (J.C.) Co., Inc., 6.88%, 10/15/15 . . . . . .   1,000,000       780,000
                                                                  ------------
                                                                     5,230,176
                                                                  ------------
Services (1.0%)
Fluor Corp., 6.95%, 03/01/07 . . . . . . . . . . . .   1,000,000       676,987
Service Corp. International, 7.70%, 04/15/09 . . . .   1,000,000       845,000
                                                                  ------------
                                                                     1,521,987
                                                                  ------------

CORPORATE BONDS (CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT      VALUE
TELECOMMUNICATIONS (1.4%)
US West Communications, Inc., 6.88%, 09/15/33. . . .  $2,500,000  $  1,725,000
WorldCom, Inc., 7.38%, 01/15/03 (c). . . . . . . . .   1,750,000       301,875
                                                                  ------------
                                                                     2,026,875
                                                                  ------------
TEXTILES / APPAREL MANUFACTURING (0.8%)
V.F. Corp., 8.50%, 10/01/10. . . . . . . . . . . . .   1,000,000     1,179,694
                                                                  ------------
TOBACCO & TOBACCO PRODUCTS (0.6%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25.     898,401       917,573
                                                                  ------------
UTILITIES (4.0%)
Baltimore Gas & Electric, 7.50%, 01/15/07. . . . . .   1,200,000     1,348,182
Consolidated Edison Co., 8.13%, 05/01/10 . . . . . .   1,000,000     1,216,971
South Carolina Electric & Gas, 6.13%, 03/01/09 . . .   2,000,000     2,193,490
Southwestern Electric Power Co., 7.00%, 09/01/07 . .   1,000,000     1,030,761
                                                                  ------------
                                                                     5,789,404
                                                                  ------------
TOTAL CORPORATE BONDS                                               87,416,486
                                                                  ------------
U.S. GOVERNMENT OBLIGATIONS (23.6%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.7%)
6.63%, 06/30/14. . . . . . . . . . . . . . . . . . .   2,000,000     2,334,040
6.75%, 02/25/23. . . . . . . . . . . . . . . . . . .      36,407        36,530
6.75%, 04/25/24. . . . . . . . . . . . . . . . . . .     161,415       163,297
                                                                  ------------
                                                                     2,533,867
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.0%)
7.13%, 09/01/07, Pool #323286. . . . . . . . . . . .   1,846,079     2,048,064
7.30%, 05/25/10, Series 00-T5. . . . . . . . . . . .   3,000,000     3,566,653
6.62%, 06/01/16, Pool #383661. . . . . . . . . . . .   1,972,538     2,237,997
6.85%, 05/17/20, Series 97-M6. . . . . . . . . . . .   2,000,000     2,236,473
7.00%, 09/25/24, Series 01-36. . . . . . . . . . . .   3,000,000     3,197,655
                                                                  ------------
                                                                    13,286,842
                                                                  ------------
U.S. TREASURY BONDS (12.9%)
10.38%, 11/15/12 . . . . . . . . . . . . . . . . . .   3,000,000     4,020,819
8.13%, 08/15/19. . . . . . . . . . . . . . . . . . .   4,000,000     5,470,312
5.50%, 08/15/28. . . . . . . . . . . . . . . . . . .   9,000,000     9,440,505
                                                                  ------------
                                                                    18,931,636
                                                                  ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                   34,752,345
                                                                  ------------

                                                           2002 Annual Report 49

================================================================================
Core Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE BOND FUND (CONTINUED)

Commercial  Paper  (6.7%)


                                                      PRINCIPAL
                                                      AMOUNT      VALUE
Duke Energy Corp., 1.90%, 11/01/02 . . . . . . . . .  $2,859,000  $  2,859,000
UBS Finance (DE) LLC, 1.89%, 11/01/02. . . . . . . .   5,000,000     5,000,000
Wal-Mart Stores, Inc., 1.77%, 11/05/02 . . . . . . .   2,000,000     1,999,410
                                                                  ------------
TOTAL COMMERCIAL PAPER                                               9,858,410
                                                                  ------------
TOTAL INVESTMENTS (COST $138,345,078) (A) - 99.1%                  146,163,286
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%                         1,255,634
                                                                  ------------
NET ASSETS - 100.0%                                               $147,418,920
                                                                  ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)  Defaulted  security  with  respect  to  interest  payments.
See  notes  to  financial  statements.

50  Annual  Report  2002

--------------------------------------------------------------------------------
Core  Series

GARTMORE  GOVERNMENT  BOND  FUND

Class  A  Shares  symbol:  NUSAX
Class  B  Shares  symbol:  NIBBX
Class  C  Shares  symbol:  NGVCX
Class  D  Shares  symbol:  NAUGX

HOW  DID  THE  FUND  PERFORM?

The Fund outperformed, returning 6.42%* versus 6.32% for its benchmark, the Merrill Lynch Government Master Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

The Fund performed slightly above its benchmark during the period as investors shifted into fixed-income investments from equities as the global economy struggled. The world continues to seek a growth engine other than the American consumer to pull the economy out of the doldrums and has been unable to do so.

With so many of the world's economies built around exports, especially to America, the challenge has been to change the model and increase domestic demand in Asia and Europe. So far, little progress has been made, and the emergence of China on the world stage has hindered pricing power. All of these forces contributed to the strong relative performance of U.S. government securities.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The strongest-performing area of the Fund came from U.S. Agency notes. In general, these investments were attractive to a broad spectrum of investors, because they offered additional yield over Treasury notes as well as high credit quality. U.S. Treasury notes and bonds also performed well during the period; they offered a safe haven for many buyers fleeing the equity markets.

On the downside, agency mortgage-backed securities (MBS) performed poorly as homeowners rushed to refinance their mortgages. Given the low interest-rate environment, most existing MBS are trading above par. When homeowners refinance, the holders of MBS receive their money back sooner than expected, which lowers returns. With most of the market able to refinance, buyers of MBS demand more attractive yields as an incentive to purchase these securities; existing holdings are performing poorly.

HOW  IS  THE  FUND  POSITIONED?

Given the poor performance of MBS during the year, this asset class is now attractive. Therefore, we plan to selectively increase the Fund's weighting in MBS to take advantage of this value. MBS holdings should protect the Fund if interest rates increase and provide an attractive yield over Treasuries.

Callable agency notes also are attractive, and we plan to maintain their current weighting in the Fund. As always, U.S. Treasury bonds and U.S. government guaranteed bonds will comprise holdings with a duration beyond 10 years. Much uncertainty continues to plague the economic outlook, and these liquid holdings will allow us to quickly respond to improving economic conditions.

PORTFOLIO  MANAGER:  Gary  R.  Hunt,  CFA
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $235,775,997
OCTOBER  31,  2002

AVERAGE  ANNUAL  TOTAL  RETURN+
(For  Years  Ended  October  31,  2002)

                        1 YR.   5 YR.   10 YR.
Class A1       w/o SC2   6.42%   7.23%    7.16%
               w/SC3 .   1.60%   6.24%    6.67%
Class B1       w/o SC2   5.80%   6.63%    6.86%
               w/SC4 . . 0.80%   6.32%    6.86%
Class C1       w/o SC2   5.80%   7.02%    7.06%
               w/SC5 . . 4.75%   6.82%    6.95%
Class D        w/o SC2.  6.61%   7.45%    7.27%
               w/SC3 .   1.78%   6.45%    6.78%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.50%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
+    See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE GOVERNMENT BOND FUND  BENCHMARKS
DATE                   CLASS D               MLGMI      CPI
----------  -----------------------------  ----------  ------
10/31/1992                          9,550      10,000  10,000
10/31/1993                         10,518      11,300  10,275
10/31/1994                         10,079      10,811  10,543
10/31/1995                         11,739      12,477  10,839
10/31/1996                         12,359      13,107  11,164
10/31/1997                         13,454      14,244  11,396
10/31/1998                         14,669      15,859  11,566
10/31/1999                         14,533      15,669  11,862
10/31/2000                         15,657      16,922  12,271
10/31/2001                         18,072      19,451  12,532
10/31/2002                         19,267      20,681  12,796

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/02. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The MLGMI consists of U.S. Treasury notes and bonds with one or more years remaining to final maturity and at least $1 billion in face value outstanding, and U.S. Agencies with one or more years remaining to final maturity and at least $100 million in face value outstanding.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

                                                           2002 Annual Report 51

================================================================================
Core  Series

STATEMENT  OF  INVESTMENTS
October  31  2002

GARTMORE  GOVERNMENT  BOND  FUND

U.S.  GOVERNMENT  SPONSORED  AND  AGENCY  OBLIGATIONS  (98.0%)






                                                    PRINCIPAL
                                                     AMOUNT        VALUE
FEDERAL FARM CREDIT BANK (0.5%)
7.16%, 05/15/06 . . . . . . . . . . . . . . . . .  $ 1,000,000  $  1,146,013
                                                                ------------

FEDERAL HOME LOAN BANK (9.9%)
5.70%, 06/07/06 . . . . . . . . . . . . . . . . .    3,000,000     3,166,986
5.63%, 07/26/06 . . . . . . . . . . . . . . . . .   15,000,000    15,897,375
6.02%, 01/09/08 . . . . . . . . . . . . . . . . .    1,000,000     1,122,904
6.19%, 05/06/08 . . . . . . . . . . . . . . . . .    2,000,000     2,265,416
5.50%, 08/15/16 . . . . . . . . . . . . . . . . .    1,000,000     1,049,614
                                                                ------------
                                                                  23,502,295
                                                                ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (25.4%)
2.35%, 10/08/04 . . . . . . . . . . . . . . . . .    5,000,000     5,024,560
5.98%, 12/08/05 . . . . . . . . . . . . . . . . .    3,000,000     3,318,033
5.25%, 01/15/06 . . . . . . . . . . . . . . . . .    5,000,000     5,410,505
5.50%, 04/01/07, Pool #M90718 . . . . . . . . . .    3,411,824     3,539,101
7.25%, 06/15/07, REMIC, Series 1313-G . . . . . .      694,380       693,823
5.50%, 12/01/08, Pool #M80710 . . . . . . . . . .   11,297,603    11,700,220
5.50%, 02/15/10, REMIC, Series 2124-GC. . . . . .    5,000,000     5,153,733
6.00%, 06/15/11, REMIC, Series 1858-H . . . . . .    1,936,917     1,984,322
5.50%, 01/15/16, REMIC, Series 2438-LD. . . . . .    5,133,000     5,367,329
3.50%, 12/15/21, REMIC, Series 1629-HA. . . . . .    1,000,000     1,009,146
7.00%, 05/15/22, REMIC, Series 1424-PJ. . . . . .    2,000,000     2,065,349
6.50%, 09/15/23, REMIC, Series 1584-L . . . . . .    2,000,000     2,144,407
6.50%, 03/15/24, REMIC, Series 1684-I . . . . . .    2,000,000     2,183,202
6.25%, 01/15/27, REMIC, Series 2020-D . . . . . .    2,000,000     2,046,007
6.50%, 04/15/30, REMIC, Series 2369-ZH. . . . . .    3,200,915     3,362,154
6.50%, 07/15/30, REMIC, Series 2388-BE. . . . . .    1,810,000     1,915,179
6.50%, 03/15/31, REMIC, Series 2296-G . . . . . .    1,221,117     1,270,962
6.50%, 03/15/31, REMIC, Series 2296-H . . . . . .    1,967,270     2,125,098
                                                                ------------
                                                                  60,313,130
                                                                ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (41.5%)
3.75%,  05/12/04. . . . . . . . . . . . . . . . .    5,000,000     5,055,960
3.15%,  07/15/04. . . . . . . . . . . . . . . . .    3,000,000     3,033,378
2.65%,  03/25/05. . . . . . . . . . . . . . . . .    5,000,000     5,031,955
6.31%,  01/01/06, Pool #73341 . . . . . . . . . .      879,572       953,693
5.78%,  06/06/06. . . . . . . . . . . . . . . . .    3,000,000     3,071,136
5.15%,  05/03/07. . . . . . . . . . . . . . . . .   10,000,000    10,676,889
6.00%,  06/11/07. . . . . . . . . . . . . . . . .    1,100,000     1,128,491
7.41%,  10/01/07, Pool #382684. . . . . . . . . .    1,000,000     1,115,179
6.10%,  07/01/08, Pool #380488. . . . . . . . . .      946,603     1,042,449
6.00%,  08/25/08, REMIC, Series 94-34-C . . . . .    1,500,000     1,570,328
6.00%,  11/25/08, REMIC, Series 94-48-E . . . . .    2,000,000     2,127,809
7.42%,  11/01/11, Pool #73731 . . . . . . . . . .    6,467,696     7,383,168
6.50%,  04/25/13, REMIC, Series 99-19-TD. . . . .    3,000,000     3,176,885
6.30%,  05/01/13, Pool #380311. . . . . . . . . .    1,897,442     2,105,979
15.00%, 08/06/13. . . . . . . . . . . . . . . . .    2,000,000     3,727,704
6.00%,  03/25/14. . . . . . . . . . . . . . . . .    5,000,000     5,331,367
6.30%,  04/01/14, Pool #381570. . . . . . . . . .    1,059,114     1,167,358
7.90%,  08/01/15, Pool #381190. . . . . . . . . .    1,643,389     2,006,320
7.11%,  10/01/15, Pool #383142. . . . . . . . . .    3,101,673     3,554,691
10.35%,12/10/15 . . . . . . . . . . . . . . . . .  $ 6,000,000  $  9,192,821
6.68%,  05/01/16, Pool #383452. . . . . . . . . .    2,189,116     2,458,804
7.05%,  02/01/17, Pool #73847 . . . . . . . . . .    1,599,683     1,826,389
7.18%,  02/01/17, Pool #73942 . . . . . . . . . .    2,059,236     2,368,279
9.25%,  10/25/18, REMIC, Series 88-25-B . . . . .       68,257        77,208
8.50%,  01/25/20, REMIC, Series 90-7-B. . . . . .      315,407       349,950
7.50%,  02/25/23, REMIC, Series 93-16-Z . . . . .    1,248,536     1,323,853
6.00%,  08/17/26. . . . . . . . . . . . . . . . .    5,000,000     5,266,166
7.25%,  07/18/27, REMIC, Series 97-42-EN. . . . .    5,000,000     5,438,779
6.27%,  02/25/35, REMIC 98-M4-D . . . . . . . . .    2,500,000     2,729,149
6.30%,  10/17/38, REMIC, Series1998-73 MZ . . . .    3,817,060     4,075,082
                                                                ------------
                                                                  98,367,219
                                                                ------------

HOUSING & URBAN DEVELOPMENT (1.4%)
7.08%, 08/01/16, Series 97-A. . . . . . . . . . .    3,000,000     3,436,140
                                                                ------------

PRIVATE EXPORT FUNDING (0.3%)
7.89%, 02/15/05, Series 1994-A. . . . . . . . . .      625,000       670,788
                                                                ------------
U.S. EXPORT IMPORT BANK (4.8%)
Aid-Isreal, 6.60%, 02/15/08 . . . . . . . . . . .   10,000,000    11,321,210
                                                                ------------

U.S. TREASURY BONDS (12.4%)
11.25%, 02/15/15. . . . . . . . . . . . . . . . .    5,000,000     8,262,110
6.25%, 08/15/23 . . . . . . . . . . . . . . . . .   13,000,000    14,928,160
6.75%, 08/15/26 . . . . . . . . . . . . . . . . .    5,000,000     6,107,225
                                                                ------------
                                                                  29,297,495
                                                                ------------

U.S. TREASURY STRIPS (1.8%)
5.68%, 10/15/17 . . . . . . . . . . . . . . . . .   10,000,000     4,375,890
                                                                ------------
TOTAL U.S. GOVERNMENT SPONSORED
   AND AGENCY OBLIGATIONS                                        232,430,180
                                                                ------------

52  Annual  Report  2002

================================================================================
REPURCHASE AGREEMENT (1.4%)


                                                   PRINCIPAL
                                                   AMOUNT       VALUE
Fifth Third Bank, 1.67%, dated 10/31/02,
   due 11/01/02, repurchase price $3,345,972
   (Fully collateralized by
   Freddie Mac Securities). . . . . . . . . . . .  $ 3,345,817  $  3,345,817
                                                                ------------
TOTAL REPURCHASE AGREEMENT                                         3,345,817
                                                                ------------
TOTAL INVESTMENTS (COST $224,227,815) (A) - 99.4%                235,775,997
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%                       1,378,478
                                                                ------------
NET ASSETS - 100.0%                                             $237,154,475
                                                                ============

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
REMIC  Real  Estate  Mortgage  Investment  Conduit
STRIPS Separate Trading of Registered Interest and Principal Securities See notes to financial statements.

                                                           2002 Annual Report 53

================================================================================
Core  Series

GARTMORE  TAX-FREE  INCOME  FUND

Class  A  Shares  symbol:  NTFAX
Class  B  Shares  symbol:  NTFBX
Class  C  Shares  symbol:  NTFCX
Class  D  Shares  symbol:  NATFX

HOW  DID  THE  FUND  PERFORM?

The Fund returned 4.57%* versus 5.87% for its benchmark, the Lehman Brothers Municipal Bond Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

Issuance of bonds for the first 10 months of calendar year 2002 was 27% more than the $228 billion in the first 10 months of 2001. The increase in bond issuance came about because of two factors: (1) The low interest-rate environment and (2) Ongoing infrastructure capital needs that required states and local governments to return frequently to the market for borrowed funds to fill widening budget gaps.

In general, healthy demand from traditional institutional and retail buyers allowed the market to absorb the increasing supply, although with reluctance toward the end of the period. Investors continued to allocate funds into bonds and away from volatile equity-based investments, because the potential conflict with Iraq, slow economic growth, and concern about corporate accounting and business practices combined to drag down equity markets.

The Federal Reserve reduced the federal funds rate by 0.75% during the fiscal year and concluded its Sept. 24, 2002, meeting with a resolve to keep rates unchanged at 1.75%. The Fed was indicating a need to see greater signs of an economic recovery before any rate hikes were necessary. As a result, concerns about rising rates and inflation were kept at bay. The rate was, in fact, lowered to 1.25% on Nov. 6.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM
PERFORMANCE?

Long-intermediate securities (15 to 20 years) provided the best average return, while short-term securities (one year or less) performed the worst with an average return of 3.32%, according to the Lehman Brothers Municipal Bond Index. The top-performing securities in the Fund were also its long-intermediate securities. They made up approximately 32% of the Fund's portfolio holdings.

Currently, the Fund is in a defensive posture. The average coupon is 5.89% as compared to 5.28% for the benchmark index. Higher coupon bonds perform better in a rising interest-rate environment but lag in a declining environment. The Fund's higher coupon holdings, however, hurt its relative performance, because interest rates during the period remained at historic lows.

HOW  IS  THE  FUND  POSITIONED?

Immediate concerns about higher interest rates caused by an economic recovery have faded as the Fed has maintained rates in its last two sessions (prior to Oct. 31) and continues its bias toward economic weakness.

However, with rates at record lows, concern is still warranted. Any new cash investments will continue to be deployed in premium coupon intermediate issues. We continue to monitor market developments in an attempt to take advantage of opportunities to increase monthly income and reduce overall risk.

PORTFOLIO  MANAGER:  Alpha  Benson
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $206,355,190
OCTOBER  31,  2002


AVERAGE ANNUAL TOTAL RETURN+
(For Years Ended October 31, 2002)
                                    1 YR.   5 YR.   10 YR.
Class A1       w/o SC2 . . . . . .   4.57%   5.06%    5.92%
               w/SC3. . . . . . . . -0.18%   4.09%    5.43%
Class B1       w/o SC2 . . . . . .   4.05%   4.50%    5.64%
               w/SC4. . . . . . .   -0.95%   4.17%    5.64%
Class C1       w/o SC2 . . . . . .   4.06%   4.84%    5.81%
               w/SC5. . . . . . . .  1.99%   4.62%    5.70%
Class D        w/o SC2. . . . . . .  4.94%   5.29%    6.04%
               w/SC3. . . . . . ..   0.26%   4.32%    5.55%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data. 1 These returns include performance based on Class D shares, which was achieved prior to the creation of Class A and Class B (5/11/98) and Class C (3/1/01) shares. These returns have been restated for sales charges but not for fees applicable to these classes of shares, which include a 0.25% (Class A) or 1.00% (Class B and Class C) 12b-1 fee. Had Class A, Class B or Class C been in existence for the time periods presented, the performance for such classes would have been lower as a result of their additional expenses.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.50%  front-end  sales  charge  was  deducted.
4 A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.
5 A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
+     See  legend  on  first  page  of  this  report.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE TAX-FREE INCOME  BENCHMARKS
DATE                CLASS D             LBMBI      CPI
----------  ------------------------  ----------  ------
10/31/1992                     9,550      10,000  10,000
10/31/1993                    11,167      11,407  10,275
10/31/1994                    10,194      10,910  10,543
10/31/1995                    11,688      12,530  10,839
10/31/1996                    12,308      13,245  11,164
10/31/1997                    13,259      14,371  11,396
10/31/1998                    14,199      15,524  11,566
10/31/1999                    13,744      15,248  11,862
10/31/2000                    14,867      16,546  12,271
10/31/2001                    16,352      18,277  12,532
10/31/2002                    17,159      19,349  12,796

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI) (a) and the Consumer Price Index (CPI) (b) over a 10-year period ended 10/31/02. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The LBMBI consists of investment-grade tax-exempt bonds and includes securities with at least one year to maturity and at least $100 million in par value outstanding.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


54  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  TAX-FREE  INCOME  FUND

MUNICIPAL  BONDS  (98.3%)


                                                             PRINCIPAL
                                                               AMOUNT       VALUE
ALABAMA  (8.2%)
Alabama 21st Century Authority
   Tobacco Settlement Revenue Bonds, 5.75%, 2015. . . . . .  $2,500,000  $  2,577,400
Alabama 21st Century Authority
   Tobacco Settlement Revenue Bonds, 5.50%, 2021. . . . . .   4,000,000     3,879,880
Alabama Housing Finance Authority
   Single-Family Mortgage Revenue Bonds,
   (Collateralized Home Mortgage Revenue Bond
   Program), Series 1996-D, 6.00%, 2016 . . . . . . . . . .   2,040,000     2,139,409
Auburn University Alabama General Fee
   Revenue Bonds, 5.50%, 2018 . . . . . . . . . . . . . . .   1,685,000     1,806,539
Birmingham, Alabama General Obligation
   Unlimited Tax Parking
   Warrants, Series 1995-A, 5.90%, 2018 . . . . . . . . . .   1,100,000     1,208,570
Birmingham, Alabama Water & Sewer
   Revenue Warrants, Series 1998-A, 4.75%, 2029 . . . . . .   1,750,000     1,647,730
Jefferson County, Alabama Sewer
   Capital Improvement Revenue Warrants,
   Series A, 5.13%, 2029. . . . . . . . . . . . . . . . . .   4,000,000     4,022,720
                                                                         ------------
                                                                           17,282,248
                                                                         ------------

ARIZONA  (1.0%)
Mesa, Arizona Industrial Development Authority
   Revenue Bonds, (Discovery Health Systems),
   Series A, 5.63%, 2029. . . . . . . . . . . . . . . . . .   1,800,000     1,890,666
Salt River Project Agricultural Improvement & Power
   District, Arizona Electric System Revenue Bonds,
   Series 1992-C, 6.20%, 2012 . . . . . . . . . . . . . . .     260,000       264,415
                                                                         ------------
                                                                            2,155,081
                                                                         ------------

COLORADO  (1.7%)
Denver, Colorado City & County Airport Revenue Bonds,
   Series B, 5.50%, 2025. . . . . . . . . . . . . . . . . .   3,500,000     3,622,360
                                                                         ------------

CONNECTICUT  (1.0%)
Connecticut Housing Finance Authority
   Housing Mortgage Finance Program Bonds,
   Series 1992-B, 6.70%, 2012 . . . . . . . . . . . . . . .   2,115,000     2,158,992
                                                                         ------------

DISTRICT OF COLUMBIA  (1.3%)
District of Columbia General Obligation
   Unlimited Bonds, Series A, 5.50%, 2029 . . . . . . . . .   1,775,000     1,814,086
District of Columbia Prerefunded General Obligation
   Unlimited, Series A, 5.50%, 2029 . . . . . . . . . . . .     725,000       823,919
                                                                         ------------
                                                                            2,638,005
                                                                         ------------

FLORIDA  (2.5%)
Florida State Board of Education Capital Outlay
   (Public Education), Series D, 5.20%, 2019. . . . . . . .   3,630,000     3,740,062
Jacksonville, Florida Electric Authority Revenue Bonds,
   (St. John's River), Series Nine, 5.25%, 2021 . . . . . .   1,520,000     1,528,466
                                                                         ------------
                                                                            5,268,528
                                                                         ------------

                                                             PRINCIPAL
                                                             AMOUNT      VALUE
GEORGIA  (3.3%)
Atlanta, Georgia Airport General Obligation
   Refunding Revenue Bonds, Series A, 5.50%,2026. . . . . .  $1,000,000  $  1,041,600
Georgia Local Government Certificates of Participation
   Grantor Trust, Series 1998-A, 4.75%, 2028. . . . . . . .   1,000,000       968,470
Georgia Municipal Electric Power Authority
   Revenue Bonds, Prerefunded Series V, 6.60%, 2018 . . . .     465,000       580,799
Georgia Municipal Electric Power Authority
   Revenue Bonds, Unrefunded Series V, 6.60%, 2018. . . . .   2,285,000     2,807,922
Georgia Private College & Universities Authority,
   Refunding Revenue Bonds, (Mercer University
   Project), Series A, 5.25%, 2025. . . . . . . . . . . . .   1,500,000     1,516,140
                                                                         ------------
                                                                            6,914,931
                                                                         ------------

ILLINOIS  (10.9%)
Chicago Illinois Project General Obligation Limited,
   Series A, 5.38%, 2024. . . . . . . . . . . . . . . . . .   2,930,000     3,011,073
Chicago Park District, Illinois General Obligation
   Unlimited Tax Park Bonds,
   Series 1996, 5.60%, 2021 . . . . . . . . . . . . . . . .   3,050,000     3,222,173
Illinois Development Finance Authority
   Hospital Revenue Bonds, (Adventist Health
   Systems/Sunbelt Obligation), 5.50%, 2020 . . . . . . . .   1,750,000     1,745,590
Illinois Development Finance Authority
   Hospital Revenue Bonds, (Adventist Health
   Systems/Sunbelt Obligation), 5.65%, 2024 . . . . . . . .   3,000,000     2,970,030
Illinois Housing Development Authority
   Homeowner Mortgage Revenue Bonds,
   Series 1994 A-1, 6.45%, 2017 . . . . . . . . . . . . . .     725,000       756,030
Illinois State Building, Illinois Sales Tax Revenue Bonds,
   Series V, 6.38%, 2017. . . . . . . . . . . . . . . . . .   2,500,000     2,829,125
Illinois State General Obligation
   Unlimited, 5.25%, 2023 . . . . . . . . . . . . . . . . .   3,425,000     3,486,444
Illinois State General Obligation Unlimited Tax Bonds,
   Series 1994, 5.80%, 2019 . . . . . . . . . . . . . . . .   3,000,000     3,230,849
Metropolitan Pier & Exposition Authority,
   Illinois Dedicated State Tax Revenue Bonds,
   (Mccormick Place Expansion Project),
   5.50%, 2024. . . . . . . . . . . . . . . . . . . . . . .   1,500,000     1,570,455
                                                                         ------------
                                                                           22,821,769
                                                                         ------------

INDIANA  (4.1%)
Ball State University Student Fee Revenue Bonds,
   Series J, 6.20%, 2020. . . . . . . . . . . . . . . . . .   1,000,000     1,137,850
Indiana State Toll Road Commission East-West
   Toll Road Revenue Bonds,
   Series 1980, 9.00%, 2015 . . . . . . . . . . . . . . . .   5,335,000     7,545,451
                                                                         ------------
                                                                            8,683,301
                                                                         ------------

KANSAS  (0.8%)
Wichita, Kansas Hospital Revenue Refunding Bonds,
   (Facilities Improvements Series XI),
   6.75%, 2019. . . . . . . . . . . . . . . . . . . . . . .   1,500,000     1,637,460
                                                                         ------------

                                                           2002 Annual Report 55

================================================================================
Core Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE TAX-FREE INCOME FUND (CONTINUED)

MUNICIPAL BONDS (CONTINUED)

                                                             PRINCIPAL
                                                             AMOUNT      VALUE
KENTUCKY  (1.6%)
Jefferson County, Kentucky Jewish Hospital
   Healthcare Services Health Facilities Revenue Bonds,
   (Jewish Hospital, Inc.), Series 1995,
   6.50%, 2015. . . . . . . . . . . . . . . . . . . . . . .  $3,250,000  $  3,391,733
                                                                         ------------

LOUISIANA  (2.2%)
Tobacco Settlement Financing Corporation
   (Louisiana Revenue Asset Backed),
   Series 2001B, 5.88%, 2039. . . . . . . . . . . . . . . .   5,000,000     4,533,650
                                                                         ------------

MASSACHUSETTS  (2.5%)
Massachusetts Bay Transportation Authority
   Revenue Bonds, (General Transportation System),
   Series A, 5.38%, 2019. . . . . . . . . . . . . . . . . .   2,000,000     2,090,100
Massachusetts State Consumer Loan
   General Obligation Limited, Series B,
   5.25%, 2021. . . . . . . . . . . . . . . . . . . . . . .   1,500,000     1,552,845
Massachusetts State Consumer Loan
   General Obligation Limited, Series C,
   5.50%, 2015. . . . . . . . . . . . . . . . . . . . . . .   1,500,000     1,704,720
                                                                         ------------
                                                                            5,347,665
                                                                         ------------

MICHIGAN  (3.7%)
Michigan State General Obligation Unlimited Tax Bonds,
   (Environmental Protection Program),
   Series 1992, 6.25%, 2012 . . . . . . . . . . . . . . . .   3,500,000     4,146,905
Michigan State Hospital Finance Authority Refunding
   Revenue Bonds, (Henry Ford Health), 6.00%, 2024. . . . .   1,500,000     1,540,290
Michigan State Hospital Finance Authority
   Revenue Bonds, (Ascension Health Credit),
   Series A, 5.75%, 2018. . . . . . . . . . . . . . . . . .   2,000,000     2,152,520
                                                                         ------------
                                                                            7,839,715
                                                                         ------------

MINNESOTA  (1.6%)
Minnesota State Housing Finance Agency
   Single-Family Mortgage Revenue Bonds,
   Series 1994-K, 6.40%, 2015 . . . . . . . . . . . . . . .   1,730,000     1,790,204
St. Louis Park,  Minnesota Independent School District
   Number 283 General Obligation Unlimited Tax Bonds,
   5.75%, 2018. . . . . . . . . . . . . . . . . . . . . . .   1,500,000     1,635,630
                                                                         ------------
                                                                            3,425,834
                                                                         ------------

MISSOURI  (1.0%)
Jackson County, Missouri Special Obligation
   Revenue Bonds, Series A, 5.50%, 2012 . . . . . . . . . .   1,415,000     1,629,585
Missouri State Environmental Improvement & Energy
   Resource Authority, State Revolving Fund-Mulitple,
   Series A, Refunded Portion, 6.55%, 2014. . . . . . . . .     365,000       373,428
                                                                         ------------
                                                                            2,003,013
                                                                         ------------
NEBRASKA  (2.4%)
Nebraska Public Power District, Power Supply Systems
   Revenue Bonds, Series 1993, 6.13%, 2015. . . . . . . . .   5,000,000     5,134,600
                                                                         ------------

                                                             PRINCIPAL
                                                             AMOUNT      VALUE
NEVADA  (0.6%)
University of Nevada Community College
   Revenue Bonds, 5.38%, 2020 . . . . . . . . . . . . . . .  $1,200,000  $  1,250,784
                                                                         ------------

NEW JERSEY  (2.2%)
New Jersey State Transportation Trust Fund Authority,
   Transportation Systems Revenue Bonds,
   Series A, 5.75%, 2017. . . . . . . . . . . . . . . . . .   1,000,000     1,152,440
New Jersey State Transportation Trust Fund Authority,
   Transportation Systems Revenue Bonds,
   Series B, 6.00%, 2015. . . . . . . . . . . . . . . . . .   2,000,000     2,288,800
New Jersey State Turnpike Authority Revenue Bonds,
   Series 1991-C, 6.50%, 2016 . . . . . . . . . . . . . . .   1,000,000     1,201,160
                                                                         ------------
                                                                            4,642,400
                                                                         ------------
NEW MEXICO  (0.7%)
Bernalillo County, New Mexico Gross Receipts
   Tax Revenue Bonds, 5.25%, 2026 . . . . . . . . . . . . .   1,500,000     1,526,745
                                                                         ------------

NEW YORK  (1.1%)
New York State Local Government Assistance
   Corporation Revenue Refunding Bonds,
   Series 1993-E, 6.00%, 2014 . . . . . . . . . . . . . . .   1,000,000     1,169,420
New York, New York City Transitional Finance Authority
   Future Tax Secured Revenue Bonds, 5.75%, 2019. . . . . .     205,000       223,790
New York, New York City Transitional Finance Authority
   Future Tax Secured Revenue Bonds, 5.75%, 2019. . . . . .     795,000       927,209
                                                                         ------------
                                                                            2,320,419
                                                                         ------------

NORTH CAROLINA  (4.2%)
North Carolina Housing Finance Agency,
   Single-Family Revenue Bonds,
   Series A, 6.25%, 2017. . . . . . . . . . . . . . . . . .   1,530,000     1,590,144
North Carolina Medical Care Commission
   Hospital Revenue Bonds,
   (Firsthealth of the Carolinas), 4.75%, 2026. . . . . . .   2,500,000     2,373,550
North Carolina Medical Care Commission
   Hospital Revenue Bonds,
   (Gaston Health Care), 5.00%, 2029. . . . . . . . . . . .   2,300,000     2,222,168
North Carolina Medical Care Commission
   Hospital Revenue Refunding Bonds,
   (North Carolina Baptist Hospitals Project),
   Series 1992-A, 6.38%, 2014 . . . . . . . . . . . . . . .   1,500,000     1,530,585
North Carolina State General Obligation
   Unlimited Bonds, Series A, 5.20%, 2013 . . . . . . . . .   1,000,000     1,086,090
                                                                         ------------
                                                                            8,802,537
                                                                         ------------

56  Annual  Report  2002

================================================================================
MUNICIPAL BONDS (CONTINUED)

                                                             PRINCIPAL
                                                             AMOUNT      VALUE
OHIO  (2.3%)
Franklin County, Ohio Hospital Refunding & Improvement
   Revenue Bonds, (The Children's Hospital Project),
   Series 1996-A, 5.75%, 2020 . . . . . . . . . . . . . . .  $1,100,000  $  1,133,759
Hamilton, Ohio City School District General
   Obligation Bonds, Series A, 5.50%, 2019. . . . . . . . .   1,000,000     1,069,150
Montgomery County, Ohio Hospital Revenue Bonds,
   (Kettering Medical Center), 6.75%, 2018. . . . . . . . .   2,500,000     2,658,375
                                                                         ------------
                                                                            4,861,284
                                                                         ------------

SOUTH CAROLINA  (6.2%)
South Carolina State Housing Finance & Development
   Authority Homeownership Mortgage Purchase Bonds,
   Series 1994-A, 6.38%, 2016 . . . . . . . . . . . . . . .   2,195,000     2,291,602
South Carolina State Housing Finance & Development
   Authority Multi-Family Revenue Refunding Bonds,
   Series 1992-A, 6.88%, 2023 . . . . . . . . . . . . . . .   1,500,000     1,529,595
South Carolina State Public Service Authority
   Revenue Bonds, Series A, 5.50%, 2022 . . . . . . . . . .   1,000,000     1,053,050
South Carolina Transportation Infrastructure
   Revenue Bonds, 5.50%, 2030 . . . . . . . . . . . . . . .   1,000,000     1,042,300
South Carolina Transportation Infrastructure
   Revenue Bonds, Series A, 5.38%, 2024 . . . . . . . . . .   3,000,000     3,092,550
Spartanburg, South Carolina Water System
   Revenue Bonds, Series 1996, 6.10%, 2021. . . . . . . . .   1,000,000     1,129,580
Tobacco Settlement Revenue Management
   Revenue Bonds, Series B, 6.00%, 2022 . . . . . . . . . .   2,885,000     2,832,522
                                                                         ------------
                                                                           12,971,199
                                                                         ------------

TENNESSEE  (2.8%)
Nashville & Davidson County, Tennessee Health &
   Educational Facilities Revenue Bonds,
   (Meharry Medical College New Collateralized),
   Series 1979, 7.88%, 2004 . . . . . . . . . . . . . . . .     570,000       606,600
Shelby County, Tennessee Educational & Housing
   Facilities Board Revenue Bonds,
   (St. Judes Children's Research), 5.38%, 2024 . . . . . .   4,200,000     4,272,156
Shelby County, Tennessee Health Educational &
   Housing Facilities Board Revenue Bonds,
   (St. Judes Children's Research), 6.00%, 2014 . . . . . .   1,000,000     1,094,110
                                                                         ------------
                                                                            5,972,866
                                                                         ------------

TEXAS  (16.6%)
Beaumont Independent School District,
   Texas General Obligation Unlimited Tax School
   Building Bonds, Series 1996, 5.00%, 2016 . . . . . . . .   2,325,000     2,391,309
Collin County, Texas Permanent Improvement
   General Obligation Limited Tax Bonds,
   Series A, 5.50%, 2019. . . . . . . . . . . . . . . . . .   1,300,000     1,377,441
Comal, Texas Independent School District
   General Obligation Unlimited Tax School
   Building and Refunding Bonds, 5.63%, 2019. . . . . . . .   2,000,000     2,159,460
Fort Bend Independent School District,
   Texas General Obligation Unlimited Tax Bonds,
   Series 1996, 5.00%, 2018 . . . . . . . . . . . . . . . .  $2,300,000  $  2,377,763
Fort Worth, Texas General Obligation
   Limited Tax Bonds, 5.63%, 2017 . . . . . . . . . . . . .   1,350,000     1,441,706
Harris County, Texas Health Facilities Development
   Corporation Revenue School Health Care Systems,
   Series B, 5.75%, 2027. . . . . . . . . . . . . . . . . .   5,325,000     6,011,232
Houston, Texas Independent School District
   General Obligation Limited Tax
   School House Refunding Bonds, 4.75%, 2026. . . . . . . .   2,000,000     1,913,120
Houston, Texas Independent School District
   General Obligation Limited Tax School House
   Refunding Bonds, Series 1997, 5.38%, 2017. . . . . . . .   1,500,000     1,578,390
Leander, Texas Independent School District
   General Obligation Unlimited Refunding
   Bonds, 5.00%, 2022 . . . . . . . . . . . . . . . . . . .   1,000,000     1,000,210
Lower Colorado River Authority,
   Texas Junior Lien Refunding Revenue Bonds,
   Escrowed Series 1992, 6.00%, 2017. . . . . . . . . . . .   1,245,000     1,476,358
Montgomery County Texas General
   Obligation Limited, 5.25%, 2019. . . . . . . . . . . . .   1,000,000     1,040,310
Port Corpus Christi, Texas Industrial Development
   Corporation Revenue Refunding Bonds,
   (Valero Energy Corp.), Series 1998-A, 5.45%, 2027. . . .   1,250,000     1,098,113
San Antonio Texas Water Revenue Bonds, 5.00%, 2025. . . . .   1,000,000       998,730
Socorro Texas Independent School District
   General Obligation Unlimited Tax Bonds,
   Series A, 5.75%, 2014. . . . . . . . . . . . . . . . . .   1,000,000     1,105,250
Texas State Water Development General Obligation
   Unlimited Tax Bonds, Series 1994, 6.90%, 2017. . . . . .   2,415,000     2,604,046
United Independent School District General Obligation
   Unlimited Tax Bonds, 5.38%, 2025 . . . . . . . . . . . .   1,000,000     1,022,310
Weatherford, Texas Independent School District
   General Obligation Unlimited Tax School Building
   and Refunding Bonds, Series 1994, 6.50%, 2015. . . . . .   2,655,000     2,924,004
Wichita Falls Texas Water and Sewer Revenue Bonds
   (Priority Lien), 5.38%, 2019 . . . . . . . . . . . . . .   2,000,000     2,109,320
                                                                         ------------
                                                                           34,629,072
                                                                         ------------

UTAH  (0.5%)
Utah State Housing Finance Agency Multi-Family
   Housing Refunding Revenue Bonds,
   (Cottonwoods Apartment Project),
   Issue 1995, 6.30%, 2015. . . . . . . . . . . . . . . . .   1,000,000     1,048,770
                                                                         ------------

VERMONT  (1.1%)
Vermont Educational & Health Buildings
   Financing Agency Revenue Bonds,
   (Fletcher Allen Health), Series A, 6.00%, 2023 . . . . .   2,000,000     2,238,520
                                                                         ------------

                                                           2002 Annual Report 57

================================================================================
Core Series

GARTMORE TAX-FREE INCOME FUND (CONTINUED)

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

MUNICIPAL  BONDS  (CONTINUED)

                                                             PRINCIPAL
                                                             AMOUNT      VALUE
VIRGINIA  (4.1%)
Fairfax County, Virginia Water Authority Refunding
   Revenue Bonds, Series 1992, 6.00%, 2022. . . . . . . . .  $  940,000  $  1,033,840
Henrico County, Virginia Water & Sewer System
   Refunding Revenue Bonds,
   Series 1994, 5.88%, 2014 . . . . . . . . . . . . . . . .   1,205,000     1,290,435
Virginia College Building Authority Educational Facilities
   Revenue Bonds, 5.00%, 2018 . . . . . . . . . . . . . . .   3,955,000     4,122,257
Virginia State Public School Authority
  Revenue Bonds, Series A, 6.20%, 2013. . . . . . . . . . .   2,000,000     2,173,100
                                                                         ------------
                                                                            8,619,632
                                                                         ------------

WASHINGTON  (4.6%)
Central Puget Sound, Washington Regional
   Transit Authority Sales Tax & Motor Bonds,
   4.75%, 2028. . . . . . . . . . . . . . . . . . . . . . .   1,905,000     1,813,617
Seattle, Washington Municipal Light & Power
   Revenue Improvement & Refunding
   Revenue Bonds, 5.13%, 2026 . . . . . . . . . . . . . . .   1,000,000     1,005,070
Seattle, Washington Water Systems
   Revenue Bonds, 5.38%, 2029 . . . . . . . . . . . . . . .   2,000,000     2,036,500
Washington State Motor Vehicle Fuel Tax
   General Obligation Unlimited Tax Bonds,
   Series 1997-D, 5.38%, 2022 . . . . . . . . . . . . . . .   3,500,000     3,592,960
Washington State Motor Vehicle Fuel Tax
   General Obligation Unlimited Tax Bonds,
   Series C, 5.80%, 2017. . . . . . . . . . . . . . . . . .   1,000,000     1,105,150
                                                                         ------------
                                                                            9,553,297
                                                                         ------------

WISCONSIN  (1.5%)
Tobacco Asset Securitization Corporation
   (Wisconsin Revenue Asset Backed), 6.00%, 2017. . . . . .   2,000,000     2,001,720
Wisconsin State General Obligation Unlimited,
   Series C, 5.55%, 2021. . . . . . . . . . . . . . . . . .   1,000,000     1,057,060
                                                                         ------------
                                                                            3,058,780
                                                                         ------------
TOTAL MUNICIPAL BONDS                                                     206,355,190
                                                                         ------------
TOTAL INVESTMENTS (COST $193,904,576) (A) - 98.3%                         206,355,190
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%                                3,497,505
                                                                         ------------
NET ASSETS - 100.0%                                                      $209,852,695
                                                                         ------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.

Distribution of investments, as a percentage of net assets in securities at value, is as follows:


INDUSTRY                                 PERCENT      VALUE
Air, Water, and Solid Waste . . . . . .      1.0%  $  2,109,320
Airports Flying Fields. . . . . . . . .      3.7%     7,761,160
Colleges and Universities . . . . . . .      2.3%     4,904,984
Educational Services. . . . . . . . . .      0.5%     1,105,250
Electric and other Services . . . . . .      0.7%     1,528,466
Elementary and Secondary Schools. . . .      6.4%    13,452,855
Environmental Quality . . . . . . . . .      0.2%       373,428
Facilities Support Services . . . . . .      0.5%       998,730
Finance, Taxation, and Money. . . . . .      5.2%    10,816,124
General Building Contract . . . . . . .      2.0%     4,122,257
General Obligation. . . . . . . . . . .     22.8%    47,865,905
Health Services . . . . . . . . . . . .      8.4%    17,614,351
Hospitals . . . . . . . . . . . . . . .     10.4%    21,854,993
Miscellaneous . . . . . . . . . . . . .      0.5%     1,098,113
Multi-Family Housing. . . . . . . . . .      2.3%     4,737,357
Regulation, Administration of Utilities      0.5%     1,005,070
Single Family Housing . . . . . . . . .      4.1%     8,567,389
Tobacco and Tobacco Products. . . . . .      7.5%    15,825,172
Transportation Services . . . . . . . .      8.6%    18,136,318
Water, Sewer, and Utility . . . . . . .     10.7%    22,477,948
                                         --------  ------------
Total . . . . . . . . . . . . . . . . .     98.3%  $206,355,190
                                         --------  ------------

See  notes  to  financial  statements.

58  Annual  Report  2002

================================================================================
Core  Series

GARTMORE  MONEY  MARKET  FUND

Prime  Shares  symbol:         MIFXX
Institutional  Class  symbol:  GMIXX
Service  Class  symbol:        NWSXX

HOW  DID  THE  FUND  PERFORM?

The Fund returned 1.23%* versus 2.11% for its benchmark, U.S. inflation or the Consumer Price Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

Against a backdrop of corporate improprieties, threats of terrorism and languishing investor confidence, markets struggled to gain their footing for most of the period. Speculation about the Federal Reserve's policy (whether the target federal funds rate would increase or decrease) remained constant for much of the period. However, the Fund took advantage of eventual policy changes and extended its weighted average maturity. Securities purchased were of the First Tier type.

The Fed decreased the target federal funds rate twice during the period. On Nov. 6, 2001, the rate declined from 2.50% to 2.00%, and on Dec. 11, 2001, it was reduced to 1.75%. Hoping to spur business spending and foster continued consumer spending, the Fed left rates unchanged at 1.75% for the rest of the fiscal year (ended Oct. 31, 2002).

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The Fund increased its holdings in asset-backed commercial paper-the area that now dominates the commercial paper market-and U.S. government agency discount notes. Asset-backed commercial paper provided three to five additional basis points of return over non-asset-backed commercial paper. The Fund also purchased callable one-year discount notes to extend its weighted average maturity at competitive discount rates.

The Fund underperformed versus its benchmark, however, because short-term interest rates-which are at historic lows-did not keep pace with the U.S. rate of inflation.

HOW  IS  THE  FUND  POSITIONED?

The Fund's weighted average maturity on Oct. 30, 2002, was 48 days. This maturity reflected an opinion that the Federal Reserve was unlikely to reduce the target federal funds rate on Nov. 6, 2002. However, if the rate decreased, as it did in early November, we viewed it as a one-time occurrence and not the start of a new round of declines. If the Federal Reserve decreases the targeted federal funds rate any further, which we believe it is unlikely to do, Fund performance may lag those of other funds with longer-weighted average maturities. However, if the targeted federal funds rate increases, the Fund should be able to reinvest at higher rates more quickly than funds with longer-weighted average maturities.

Credit risk is a major consideration in every investment decision. Therefore, the Fund only purchases securities that represent minimal credit risk.

PORTFOLIO  MANAGER:  Patricia  A.  Mynster
*     Performance  of  Prime  shares  assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $1,815,421,709
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN+
(For  Years  Ended  October  31,  2002)


                             1 YR.   5 YR.   10 YR.
Institutional Class Shares1   1.32%   4.20%    4.25%
Service Class Shares1 . . .   1.11%   4.10%    4.20%
Prime Shares. . . . . . . .   1.23%   4.18%    4.24%


THERE IS NO SALES CHARGE ON THE SHARES OF THE MONEY MARKET FUND. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1 These returns include performance based on Prime shares, which was achieved prior to the creation of the Service Class shares (1/4/99) and Institutional Class shares (12/13/01). These returns have not been restated for fees applicable to the Service Class shares, which include a 0.15% 12b-1 fee. Had the Service Class shares been in existence for the time periods presented, the performance would have been lower as a result of the additional expense. In addition, these returns do not reflect the Institutional Class Shares' lower estimated expenses.
+     See  legend  on  first  page  of  this  report.

AN INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.




            GARTMORE MONEY MARKET  BENCHMARKS
DATE            PRIME SHARES          CPI
----------  ---------------------  ----------
10/31/1992                 10,000      10,000
10/31/1993                 10,260      10,275
10/31/1994                 10,604      10,543
10/31/1995                 11,184      10,839
10/31/1996                 11,749      11,164
10/31/1997                 12,345      11,396
10/31/1998                 12,981      11,566
10/31/1999                 13,580      11,862
10/31/2000                 14,359      12,271
10/31/2001                 14,966      12,532
10/31/2002                 15,149      12,796

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund and the Consumer Price Index (CPI) (a) over a 10-year period ended 10/31/02. Unlike the Fund, the returns for this index does not reflect any fees or expenses.
(a) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.


                                                           2002 Annual Report 59

================================================================================
Core  Series

STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  MONEY  MARKET  FUND

COMMERCIAL  PAPER  (80.3%)


                                                             SHARES OR
                                                         PRINCIPAL AMOUNT        VALUE
ASSET BACKED AUTO RECEIVABLE (1.1%)
NEW CENTER ASSET TRUST (1.1%)
1.74%, 11/21/02 . . . . . . . . . . . . . . . . . . . .  $      20,000,000  $   19,980,667
                                                                            ---------------
ASSET BACKED SECURITIES (12.7%)
GIRO FUNDING CORP. (3.7%)
1.76%, 11/12/02 (b) . . . . . . . . . . . . . . . . . .         13,756,000      13,748,602
1.76%, 12/12/02 (b) . . . . . . . . . . . . . . . . . .         15,000,000      14,969,933
1.74%, 12/16/02 (b) . . . . . . . . . . . . . . . . . .         25,000,000      24,945,626
1.77%, 01/21/03 (b) . . . . . . . . . . . . . . . . . .         15,023,000      14,963,171
                                                                            ---------------
                                                                                68,627,332
                                                                            ---------------
GREYHAWK FUNDING LLC (3.2%)
1.77%, 11/07/02 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,994,100
1.76%, 11/14/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,993,644
1.77%, 11/18/02 (b) . . . . . . . . . . . . . . . . . .          7,650,000       7,643,606
1.76%, 11/22/02 (b) . . . . . . . . . . . . . . . . . .         15,000,000      14,984,600
1.75%, 01/15/03 (b) . . . . . . . . . . . . . . . . . .          5,000,000       4,981,771
                                                                            ---------------
                                                                                57,597,721
                                                                            ---------------
SIGMA FINANCE, INC. (3.6%)
1.76%, 11/04/02 (b) . . . . . . . . . . . . . . . . . .         15,000,000      14,997,800
1.72%, 12/03/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,984,711
1.73%, 12/04/02 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,968,191
1.79%, 04/22/03 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,828,956
                                                                            ---------------
                                                                                64,779,658
                                                                            ---------------
THREE PILLARS FUNDING (1.1%)
1.80%, 11/18/02 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,983,000
                                                                            ---------------
TRIDENT CAPITAL FINANCE (1.1%)
1.76%, 11/07/02 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,994,133
                                                                            ---------------
                                                                               230,981,844
                                                                            ---------------
ASSET BACKED TRADE & TERM RECEIVABLES (14.4%)
DELAWARE FUNDING CORP. (2.7%)
1.77%, 11/18/02 (b) . . . . . . . . . . . . . . . . . .         14,848,000      14,835,590
1.78%, 11/25/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,988,133
1.76%, 12/06/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,982,889
1.79%, 01/03/03 (b) . . . . . . . . . . . . . . . . . .         15,000,000      14,953,012
                                                                            ---------------
                                                                                49,759,624
                                                                            ---------------
FALCON ASSET SECURITIZATION CORP. (3.3%)
1.78%, 11/05/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,998,022
1.76%, 11/06/02 (b) . . . . . . . . . . . . . . . . . .         11,575,000      11,572,171
1.78%, 11/21/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,990,111
1.76%, 12/10/02 (b) . . . . . . . . . . . . . . . . . .         28,000,000      27,946,614
                                                                            ---------------
                                                                                59,506,918
                                                                            ---------------
GOLDEN FUNDING CORP. (3.4%)
1.78%, 11/18/02 (b) . . . . . . . . . . . . . . . . . .  $      10,000,000  $    9,991,594
1.78%, 11/21/02 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,980,222
1.79%, 12/06/02 (b) . . . . . . . . . . . . . . . . . .          5,000,000       4,991,299
1.80%, 12/23/02 (b) . . . . . . . . . . . . . . . . . .            664,000         662,274
1.77%, 01/27/03 (b) . . . . . . . . . . . . . . . . . .         20,273,000      20,186,283
1.79%, 01/29/03 (b) . . . . . . . . . . . . . . . . . .          5,000,000       4,977,874
                                                                            ---------------
                                                                                60,789,546
                                                                            ---------------
KITTY HAWK FUNDING CORP. (2.4%)
1.80%, 11/01/02 (b) . . . . . . . . . . . . . . . . . .          1,402,000       1,402,000
1.80%, 11/07/02 (b) . . . . . . . . . . . . . . . . . .          1,505,000       1,504,549
1.78%, 11/20/02 (b) . . . . . . . . . . . . . . . . . .         38,670,000      38,633,671
1.68%, 12/26/02 (b) . . . . . . . . . . . . . . . . . .          2,086,000       2,080,646
                                                                            ---------------
                                                                                43,620,866
                                                                            ---------------
OLD LINE FUNDING CORP. (1.8%)
1.76%, 11/06/02 (b) . . . . . . . . . . . . . . . . . .         15,143,000      15,139,298
1.75%, 11/07/02 (b) . . . . . . . . . . . . . . . . . .          3,278,000       3,277,044
1.77%, 01/29/03 (b) . . . . . . . . . . . . . . . . . .         15,106,000      15,039,899
                                                                            ---------------
                                                                                33,456,241
                                                                            ---------------
VARIABLE FUNDING CAPITAL CORP. (0.8%)
1.72%, 01/06/03 (b) . . . . . . . . . . . . . . . . . .          5,000,000       4,984,233
1.70%, 01/07/03 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,968,361
                                                                            ---------------
                                                                                14,952,594
                                                                            ---------------
                                                                               262,085,789
                                                                            ---------------
BANKS (3.3%)
NATIONAL CITY CREDIT CORP. (3.3%)
1.74%, 11/05/02 . . . . . . . . . . . . . . . . . . . .         30,000,000      29,994,200
1.75%, 12/20/02 . . . . . . . . . . . . . . . . . . . .         15,000,000      14,964,271
1.70%, 01/10/03 . . . . . . . . . . . . . . . . . . . .         15,000,000      14,950,417
                                                                            ---------------
                                                                                59,908,888
                                                                            ---------------
BANKS - FOREIGN (16.2%)
HBOS TREASURY SERVICES (3.9%)
1.76%, 11/05/02 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,996,100
1.71%, 12/02/02 (b) . . . . . . . . . . . . . . . . . .          5,000,000       4,992,638
1.74%, 12/03/02 (b) . . . . . . . . . . . . . . . . . .          2,800,000       2,795,669
1.76%, 12/16/02 (b) . . . . . . . . . . . . . . . . . .         21,875,000      21,826,875
1.83%, 01/10/03 (b) . . . . . . . . . . . . . . . . . .         21,463,000      21,386,627
                                                                            ---------------
                                                                                70,997,909
                                                                            ---------------
NATIONAL AUSTRALIA FUNDING (DE) (2.8%)
1.74%, 11/08/02 . . . . . . . . . . . . . . . . . . . .         10,247,000      10,243,533
1.74%, 11/29/02 . . . . . . . . . . . . . . . . . . . .         30,000,000      29,954,734
1.93%, 12/04/02 . . . . . . . . . . . . . . . . . . . .         10,230,000      10,211,901
                                                                            ---------------
                                                                                50,410,168
                                                                            ---------------

60  Annual  Report  2002

================================================================================
COMMERCIAL PAPER (CONTINUED)

                                                         SHARES OR
                                                         PRINCIPAL AMOUNT   VALUE
BANKS - FOREIGN (CONTINUED)
NORTHERN ROCK PL (2.7%)
1.74%, 11/19/02 . . . . . . . . . . . . . . . . . . . .  $       9,380,000  $    9,371,839
1.75%, 12/02/02 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,984,931
1.71%, 12/09/02 . . . . . . . . . . . . . . . . . . . .         20,000,000      19,964,006
1.77%, 01/27/03 . . . . . . . . . . . . . . . . . . . .         10,244,000      10,200,181
                                                                            ---------------
                                                                                49,520,957
                                                                            ---------------
ROYAL BANK OF CANADA (1.6%)
1.75%, 01/21/03 . . . . . . . . . . . . . . . . . . . .         30,000,000      29,881,875
                                                                            ---------------
SOCIETE GENERAL NORTH AMERICANA (1.9%)
1.73%, 11/26/02 . . . . . . . . . . . . . . . . . . . .         34,266,000      34,224,833
                                                                            ---------------
SVENSKA HANDELSBANK, INC. (1.1%)
1.75%, 11/01/02 . . . . . . . . . . . . . . . . . . . .         20,000,000      20,000,000
                                                                            ---------------
TORONTO-DOMINION HOLDINGS (USA) (0.8%)
1.94%, 11/20/02 . . . . . . . . . . . . . . . . . . . .         15,000,000      14,984,642
                                                                            ---------------
WESTDEUTSCHE LANDESBANK GIRO (1.4%)
1.89%, 12/16/02 (b) . . . . . . . . . . . . . . . . . .         15,000,000      14,960,438
2.11%, 04/10/03 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,916,000
                                                                            ---------------
                                                                                24,876,438
                                                                            ---------------
                                                                               294,896,822
                                                                            ---------------
BROKER / DEALERS (7.9%)
BEAR STEARNS COS., INC. (2.3%)
1.76%, 11/15/02 . . . . . . . . . . . . . . . . . . . .         30,000,000      29,979,467
1.76%, 01/03/03 . . . . . . . . . . . . . . . . . . . .         11,170,000      11,135,596
                                                                            ---------------
                                                                                41,115,063
                                                                            ---------------
GOLDMAN SACHS GROUP, INC. (2.7%)


1.73%, 11/06/02 . . . . . . . . . . . . . . . . . . . .         13,000,000      12,996,876
1.75%, 01/02/03 . . . . . . . . . . . . . . . . . . . .         20,000,000      19,939,723
1.82%, 01/16/03 . . . . . . . . . . . . . . . . . . . .         16,880,000      16,815,143
                                                                            ---------------
                                                                                49,751,742
                                                                            ---------------
Morgan Stanley Dean Witter & Co. (2.8%)
1.75%, 11/19/02 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,991,250
1.75%, 12/02/02 . . . . . . . . . . . . . . . . . . . .         20,000,000      19,969,861
1.75%, 12/12/02 . . . . . . . . . . . . . . . . . . . .         20,000,000      19,960,139
                                                                            ---------------
                                                                                49,921,250
                                                                            ---------------
SALOMON SMITH BARNEY HOLDINGS, INC. (0.1%)
1.75%, 01/07/03 . . . . . . . . . . . . . . . . . . . .          1,941,000       1,934,678
                                                                            ---------------
                                                                               142,722,733
                                                                            ---------------
BUILDING SOCIETY (2.2%)
YORKSHIRE BUILDING SOCIETY (2.2%)
1.73%, 11/06/02 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,997,597
1.75%, 11/20/02 . . . . . . . . . . . . . . . . . . . .         20,000,000      19,981,528
1.71%, 01/08/03 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,967,794
                                                                            ---------------
                                                                                39,946,919
                                                                            ---------------
CANADA (1.4%)
BRITISH COLUMBIA (PROVINCE) (1.4%)
1.89%, 12/09/02 . . . . . . . . . . . . . . . . . . . .  $      25,414,000  $   25,363,299
                                                                            ---------------
CONSUMER SALES FINANCE (2.5%)
AMERICAN GENERAL FINANCE CORP. (1.5%)
1.78%, 11/25/02 . . . . . . . . . . . . . . . . . . . .         25,528,000      25,497,707
                                                                            ---------------
HARLEY-DAVIDSON FUNDING CORP. (1.0%)
1.74%, 11/13/02 (b) . . . . . . . . . . . . . . . . . .         19,000,000      18,988,980
                                                                            ---------------
                                                                                44,486,687
                                                                            ---------------
DIVERSIFIED FINANCE (1.2%)
GENERAL ELECTRIC CAPITAL CORP. (0.6%)
1.97%, 12/02/02 . . . . . . . . . . . . . . . . . . . .          3,000,000       2,994,911
1.75%, 12/04/02 . . . . . . . . . . . . . . . . . . . .          5,000,000       4,991,979
1.73%, 12/31/02 . . . . . . . . . . . . . . . . . . . .          3,000,000       2,991,350
                                                                            ---------------
                                                                                10,978,240
                                                                            ---------------
GENERAL ELECTRIC FINANCIAL ASSURANCE CORP. (0.6%)
1.78%, 11/07/02 (b) . . . . . . . . . . . . . . . . . .          6,000,000       5,998,220
1.73%, 12/09/02 (b) . . . . . . . . . . . . . . . . . .          5,000,000       4,990,869
                                                                            ---------------
                                                                                10,989,089
                                                                            ---------------
                                                                                21,967,329
                                                                            ---------------
ELECTRIC UTILITY (1.5%)
DUKE ENERGY CORP. (1.5%)
1.79%, 11/04/02 . . . . . . . . . . . . . . . . . . . .         15,000,000      14,997,763
1.80%, 11/21/02 . . . . . . . . . . . . . . . . . . . .         12,000,000      11,988,000
                                                                            ---------------
                                                                                26,985,763
                                                                            ---------------
FINANCE (2.4%)
ING US FUNDING (0.2%)
1.76%, 11/06/02 . . . . . . . . . . . . . . . . . . . .          3,649,000       3,648,108
                                                                            ---------------
PRIVATE EXPORT FUNDING CORP. (2.2%)
1.70%, 01/09/03 (b) . . . . . . . . . . . . . . . . . .          2,200,000       2,192,832
1.78%, 01/14/03 (b) . . . . . . . . . . . . . . . . . .         12,500,000      12,454,264
1.75%, 03/11/03 (b) . . . . . . . . . . . . . . . . . .         15,000,000      14,905,208
1.73%, 04/17/03 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,919,747
                                                                            ---------------
                                                                                39,472,051
                                                                            ---------------
                                                                                43,120,159
                                                                            ---------------
FINANCE - AUTO (1.1%)
AMERICAN HONDA FINANCE CORP. (1.1%)
1.73%, 11/04/02 . . . . . . . . . . . . . . . . . . . .          5,000,000       4,999,279
1.71%, 11/22/02 . . . . . . . . . . . . . . . . . . . .         15,000,000      14,985,038
                                                                            ---------------
                                                                                19,984,317
                                                                            ---------------

                                                           2002 Annual Report 61

================================================================================
Core Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE MONEY MARKET FUND (CONTINUED)


COMMERCIAL PAPER (CONTINUED)

                                                         SHARES OR
                                                         PRINCIPAL AMOUNT   VALUE
INSURANCE (6.0%)
AIG FUNDING, INC. (0.3%)
1.95%, 11/19/02 . . . . . . . . . . . . . . . . . . . .  $       5,000,000  $    4,995,125
                                                                            ---------------
ING AMERICA INSURANCE HOLDINGS (3.0%)
1.73%, 12/05/02 . . . . . . . . . . . . . . . . . . . .         30,797,000      30,746,681
1.73%, 12/13/02 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,979,817
1.81%, 01/10/03 . . . . . . . . . . . . . . . . . . . .         15,000,000      14,947,208
                                                                            ---------------
                                                                                55,673,706
                                                                            ---------------
NEW YORK LIFE CAPITAL CORP. (2.7%)
1.77%, 11/01/02 (b) . . . . . . . . . . . . . . . . . .         20,000,000      20,000,000
1.72%, 01/06/03 (b) . . . . . . . . . . . . . . . . . .          4,000,000       3,987,387
1.72%, 01/10/03 (b) . . . . . . . . . . . . . . . . . .          5,000,000       4,983,278
1.79%, 01/29/03 (b) . . . . . . . . . . . . . . . . . .         20,000,000      19,911,494
                                                                            ---------------
                                                                                48,882,159
                                                                            ---------------
                                                                               109,550,990
                                                                            ---------------
OIL & GAS (1.1%)
CHEVRON TRANSPORT CORP. (0.6%)
1.80%, 12/04/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,983,500
                                                                            ---------------
CHEVRON U.K. INVESTMENT PLC (0.5%)
1.74%, 01/06/03 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,968,833
                                                                            ---------------
                                                                                19,952,333
                                                                            ---------------
PACKAGING / CONTAINERS (0.6%)
BEMIS CO., INC. (0.6%)
1.75%, 11/08/02 (b) . . . . . . . . . . . . . . . . . .         10,000,000       9,996,597
                                                                            ---------------
PHARMACEUTICALS (1.7%)
PFIZER, INC. (1.7%)
1.68%, 12/04/02 (b) . . . . . . . . . . . . . . . . . .         30,000,000      29,953,800
                                                                            ---------------
RETAIL (0.3%)
CVS CORP. (0.3%)
1.75%, 12/16/02 (b) . . . . . . . . . . . . . . . . . .          5,508,000       5,495,951
                                                                            ---------------
TELECOMMUNICATIONS (1.0%)
SBC INTERNATIONAL, INC. (1.0%)
1.77%, 11/14/02 (b) . . . . . . . . . . . . . . . . . .          9,885,000       9,878,682
1.77%, 11/20/02 (b) . . . . . . . . . . . . . . . . . .          7,810,000       7,802,704
                                                                            ---------------
                                                                                17,681,386
                                                                            ---------------
TOBACCO (1.7%)
PHILIP MORRIS CO., INC. (1.7%)
1.75%, 11/12/02 . . . . . . . . . . . . . . . . . . . .         30,000,000      29,983,958
                                                                            ---------------
TOTAL COMMERCIAL PAPER                                                       1,455,046,231
                                                                            ---------------

U.S. GOVERNMENT SPONSORED AND AGENCY OBLIGATIONS (8.9%)
                                                         SHARES OR
                                                         PRINCIPAL AMOUNT   VALUE
FEDERAL HOME LOAN BANK (2.9%)
1.85%, 11/22/02 . . . . . . . . . . . . . . . . . . . .  $       3,080,000  $    3,076,676
1.76%, 01/08/03 . . . . . . . . . . . . . . . . . . . .         20,000,000      19,933,700
2.15%, 08/12/03 . . . . . . . . . . . . . . . . . . . .          5,000,000       5,000,000
2.10%, 08/13/03 . . . . . . . . . . . . . . . . . . . .          5,000,000       5,000,000
2.25%, 08/14/03 . . . . . . . . . . . . . . . . . . . .          5,000,000       5,000,000
2.02%, 09/16/03 . . . . . . . . . . . . . . . . . . . .         15,000,000      15,000,000
                                                                            ---------------
                                                                                53,010,376
                                                                            ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.8%)
1.94%, 12/13/02 . . . . . . . . . . . . . . . . . . . .         10,580,000      10,556,055
1.89%, 12/20/02 . . . . . . . . . . . . . . . . . . . .          5,121,000       5,107,826
1.63%, 01/02/03 . . . . . . . . . . . . . . . . . . . .         25,187,000      25,116,295
2.36%, 04/24/03 . . . . . . . . . . . . . . . . . . . .          2,426,000       2,398,327
2.36%, 04/25/03 . . . . . . . . . . . . . . . . . . . .          7,792,000       7,702,608
                                                                            ---------------
                                                                                50,881,111
                                                                            ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.2%)
1.68%, 12/04/02 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,984,646
1.64%, 12/13/02 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,977,483
1.67%, 12/18/02 . . . . . . . . . . . . . . . . . . . .          1,300,000       1,297,166
1.93%, 12/20/02 . . . . . . . . . . . . . . . . . . . .          4,018,000       4,007,445
1.97%, 01/10/03 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,961,694
1.97%, 03/03/03 . . . . . . . . . . . . . . . . . . . .          4,650,000       4,618,956
1.95%, 03/14/03 . . . . . . . . . . . . . . . . . . . .          2,548,000       2,530,020
2.42%, 05/02/03 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,877,656
0.00%, 05/30/03 . . . . . . . . . . . . . . . . . . . .          6,000,000       5,927,375
                                                                            ---------------
                                                                                58,182,441
                                                                            ---------------
TOTAL U.S. GOVERNMENT SPONSORED
   AND AGENCY OBLIGATIONS                                                      162,073,928
                                                                            ---------------
MONEY MARKET (4.2%)
AIM Liquid Assets Portfolio - Institutional Class . . .         75,607,115      75,607,115
                                                                            ---------------
TOTAL MONEY MARKET                                                              75,607,115
                                                                            ---------------
YANKEE CERTIFICATES OF DEPOSIT (3.0%)
BANKS (3.0%)
BARCLAYS U.S. FUNDING CORP. (2.7%)
2.10%, 07/14/03 . . . . . . . . . . . . . . . . . . . .  $      50,000,000      50,000,000
WESTDEUTSCHE LANDESBANK GIRO (0.3%)
2.56%, 05/16/03 . . . . . . . . . . . . . . . . . . . .          5,000,000       5,000,000
                                                                            ---------------
TOTAL YANKEE CERTIFICATES OF DEPOSIT                                            55,000,000
                                                                            ---------------

62  Annual  Report  2002

================================================================================
TAXABLE MUNICIPAL BONDS (1.7%)
                                                         PRINCIPAL
                                                         AMOUNT             VALUE
ELECTRIC UTILITY (1.7%)
SOUTH CAROLINA PUBLIC SERVICE AUTHORITY (1.7%)
1.76%, 01/16/03 . . . . . . . . . . . . . . . . . . . .  $      21,560,000  $   21,479,892
1.77%, 01/17/03 . . . . . . . . . . . . . . . . . . . .         10,000,000       9,962,142
                                                                            ---------------
                                                                                31,442,034
                                                                            ---------------
TOTAL TAXABLE MUNICIPAL BONDS                                                   31,442,034
                                                                            ---------------
FLOATING RATE NOTES (1.4%)
FINANCIAL SERVICES (1.4%)
GENERAL ELECTRIC CAPITAL CORP. (1.4%)
1.86%, 10/17/03 . . . . . . . . . . . . . . . . . . . .          7,000,000       7,000,000
1.83%, 07/09/07 . . . . . . . . . . . . . . . . . . . .         19,000,000      19,000,000
                                                                            ---------------
                                                                                26,000,000
                                                                            ---------------
TOTAL FLOATING RATE NOTES                                                       26,000,000
                                                                            ---------------
CORPORATE BONDS (0.6%)

                                                         PRINCIPAL
                                                         AMOUNT             VALUE
FINANCIAL SERVICES (0.6%)
WELLS FARGO & CO. (0.6%)
7.20%, 05/01/03 . . . . . . . . . . . . . . . . . . . .  $      10,000,000  $   10,252,401
                                                                            ---------------
TOTAL CORPORATE BONDS                                                           10,252,401
                                                                            ---------------
TOTAL INVESTMENTS (COST $1,815,421,709) (A) - 100.1%. .                      1,815,421,709
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%                                  (1,909,273)
                                                                            ---------------
NET ASSETS - 100.0%                                                         $1,813,512,436
                                                                            ---------------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b) Restricted Securities issued pursuant to section 4(2) of the Securities Act of 1933. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See  notes  to  financial  statements.

                                                           2002 Annual Report 63

================================================================================
Core  Series

GARTMORE  MORLEY  ENHANCED  INCOME  FUND

Class  A  Shares  symbol:  NMEAX
Institutional  Class  symbol:  NMEIX
Institutional  Service  Class  symbol:  NMESX

HOW  DID  THE  FUND  PERFORM?

The Fund returned 1.60%* versus 2.12% for its benchmark, the Lipper Ultra Short Fund Index.

For  broader  comparison,  the  S&P  500  Index returned -15.11% for the period.

WHAT  MARKET/ECONOMIC  FACTORS  INFLUENCED  THE  PORTFOLIO'S  PERFORMANCE?

Investors were skittish about the possibility of debt default after the market absorbed several high-profile cases involving questionable accounting practices and corporate governance, such as those of Enron Corp. and WorldCom, Inc. Given these conditions, the Fund's holdings remain focused on the highest-quality tier of bonds. This focus has helped the Fund avoid credit problems that affected the broader market in the current weak economic environment.

The Fund's hedging strategy, which employs futures contracts to mitigate the volatility of the net asset value, reduced potential performance. This strategy permits the purchase of longer-maturity assets by dropping their net interest-rate exposure to enable the Fund to maintain its duration below two years.

WHAT  SECTORS/HOLDINGS  ENHANCED  OR  DETRACTED  FROM  PERFORMANCE?

The Fund's holdings comprised predominantly U.S. Agency mortgage-backed securities, AAA-rated asset-backed securities and AAA-rated commercial mortgage-backed securities, all of which contributed positively to performance.

The Fund benefited from holding relatively higher-yielding assets, such as U.S. Agency mortgage-backed securities with an average maturity of three to five years. While these issues are subject to certain risks, such as those associated with premature payment, we believe that over the medium and long term, performance should be enhanced by the relative yield advantage of these types of securities.

On the downside, however, the Fund grew significantly during the year when interest-rate levels available for new bond purchases were near historical lows. Purchasing new securities at such low interest rates decreased the Fund's yield, diminishing returns versus the benchmark.

HOW  IS  THE  FUND  POSITIONED?

The Fund is positioned to outperform its benchmark because of the high credit quality of its holdings and the yield advantage it has over the Index.

With the Federal Reserve continuing its accommodative monetary policy, the Fund's potential performance advantage is expected to remain constant or increase in the future.

During the past quarter we added to sectors such as commercial mortgage-backed securities and asset-backed securities that enhanced the cash flow stability of the Fund, positioning it to perform well even in volatile interest-rate environments. We believe that this strategy will bode well for the Fund in the coming months, should the recovery gain momentum.

PORTFOLIO  MANAGER:  Perpetua  M.  Phillips  and  Parker  D.  Bridgeport
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

PORTFOLIO  MARKET  VALUE:  $69,195,469
OCTOBER  31,  2002


AVERAGE  ANNUAL  TOTAL  RETURN
(For  Periods  Ended  October  31,  2002)

                               1 YR.   INCEPTION1
Class A       w/o SC2. . . .   1.60%   3.06%
            w/SC3. . . . . .  -3.00%   1.41%
Institutional Class4 . . . .   1.96%   3.50%
Institutional Service Class4   1.60%   3.23%


All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.
1    Fund  commenced  operations  on  December  29,  1999.
2    These  returns  do  not  reflect  the  effects  of  sales  charges  (SC).
3    A  4.50%  front-end  sales  charge  was  deducted.
4    Not  subject  to  any  sales  charges.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




            GARTMORE MORLEY ENHANCED INCOME           BENCHMARKS
DATE                    CLASS A              LIPPER ULTRA SHORT FUND INDEX   CPI
----------  -------------------------------  -----------------------------  ------
12/29/1999                            9,550                         10,000  10,000
10/31/2000                            9,920                         10,540  10,339
10/31/2001                           10,243                         11,260  10,559
10/31/2002                           10,407                         11,498  10,781

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.
(a) The Lipper Ultra Short Fund Index consists of Funds with at least 65% of their assets in investment grade debt instruments and maintains a portfolio with average maturity between 91 days and 365 days.
(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64  Annual  Report  2002

================================================================================
STATEMENT  OF  INVESTMENTS
October  31,  2002

GARTMORE  MORLEY  ENHANCED  INCOME  FUND

U.S.  GOVERNMENT  AGENCIES  -  MORTGAGES  (61.6%)




                                                                  PRINCIPAL
                                                                    AMOUNT               VALUE
FEDERAL HOME LOAN MORTGAGE CORPORATION (13.4%)
6.50%, 06/01/14, Pool #E00678. . . . . . . . . . . . . .  $                1,246,283  $ 1,309,673
6.00%, 07/01/16, Pool #E00991. . . . . . . . . . . . . .                   1,973,452    2,056,065
5.00%, 08/01/17, Pool #E90983. . . . . . . . . . . . . .                   2,883,714    2,939,182
4.50%, 09/01/17, Pool #E91523. . . . . . . . . . . . . .                   1,992,478    1,996,950
5.00%, 09/01/17, Pool #E91316. . . . . . . . . . . . . .                     996,395    1,015,560
                                                                                      -----------
                                                                                        9,317,430
                                                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (48.2%)
6.50%, 02/01/09, Pool #190255. . . . . . . . . . . . . .                     894,163      945,318
5.00%, 04/01/09, Pool #254325. . . . . . . . . . . . . .                     952,764      976,462
5.50%, 04/01/09, Pool #254256. . . . . . . . . . . . . .                     902,417      931,570
5.00%, 05/01/09, Pool #254349. . . . . . . . . . . . . .                   1,888,705    1,935,683
5.00%, 07/01/09, Pool #254437. . . . . . . . . . . . . .                   1,952,591    2,001,158
6.00%, 06/01/16, Pool #253845. . . . . . . . . . . . . .                   1,867,453    1,947,286
6.00%, 12/01/16, Pool #254089. . . . . . . . . . . . . .                   2,977,428    3,104,713
6.00%, 01/01/17, Pool #545415. . . . . . . . . . . . . .                   2,536,495    2,644,929
5.50%, 02/01/17, Pool #254195. . . . . . . . . . . . . .                   3,738,991    3,860,879
5.50%, 02/01/17, Pool #625178. . . . . . . . . . . . . .                   3,719,549    3,840,803
5.00%, 03/01/17, Pool #619092. . . . . . . . . . . . . .                   2,219,273    2,259,578
5.00%, 03/01/17, Pool #634766. . . . . . . . . . . . . .                   2,857,740    2,910,645
5.00%, 09/01/17, Pool #545901. . . . . . . . . . . . . .                   5,934,629    6,044,497
                                                                                      -----------
                                                                                       33,403,521
                                                                                      -----------
TOTAL U.S. GOVERNMENT AGENCIES - MORTGAGES                                             42,720,951
                                                                                      -----------
COMMERCIAL MORTGAGE BACKED SECURITIES (10.8%)
Bear Stearns Commercial Mortgage Securities,
   Series 2001-TOP2, Class A1, 6.08%, 02/15/35 . . . . .                     952,441    1,032,892
Chase Commerical Mortgage Securities Corp.,
   Series 1998-2, Class A1, 6.03%, 11/18/30. . . . . . .                     783,328      841,625
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
   Series 2001-CIB3, Class A2, 6.04%, 11/15/35 . . . . .                   1,000,000    1,097,799
Morgan Stanley Dean Witter, Series 2001-TOP3,
   Class A1, 5.31%, 07/15/33 . . . . . . . . . . . . . .                   1,656,705    1,747,304
Morgan Stanley Dean Witter, Series 2001-TOP5,
   Class A1, 5.02%, 10/15/35 . . . . . . . . . . . . . .                     914,007      963,815
Morgan Stanley Dean Witter, Series 2002-HQ,
   Class A1, 4.59%, 04/15/34 . . . . . . . . . . . . . .                     827,059      857,366
Morgan Stanley Dean Witter, Series 2002-IQ2,
   Class A1, 4.09%, 12/15/35 . . . . . . . . . . . . . .                     954,795      985,056
                                                                                      -----------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES                                             7,525,857
                                                                                      -----------

ASSET BACKED MORTGAGES (10.1%)
                                                          PRINCIPAL
                                                          AMOUNT                      VALUE
Chase Funding Mortgage Loan,
   Series 2002-1, 5.04%, 12/25/23. . . . . . . . . . . .  $                1,000,000  $ 1,043,790
Countrywide Securities, Series 2002-SC1,
   Class A2, 3.33%, 06/25/17 . . . . . . . . . . . . . .                   2,000,000    2,002,344
FHLMC Structured Pass Through Securities,
   Series T-47, Class A3, 2.47%, 08/27/07. . . . . . . .                   2,000,000    1,994,621
Residential Funding Mortgage Securities,
   Series 2002-HS3, Class 1A2,3.03%, 08/25/17. . . . . .                   2,000,000    2,007,999
                                                                                      -----------
TOTAL ASSET BACKED MORTGAGES                                                            7,048,754
                                                                                      -----------
U.S. GOVERNMENT AGENCIES (8.9%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.0%)
5.13%, 02/13/07. . . . . . . . . . . . . . . . . . . . .                   2,000,000    2,082,008
                                                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (5.9%)
5.10%, 01/29/07. . . . . . . . . . . . . . . . . . . . .                   2,000,000    2,013,300
6.40%, 05/14/09. . . . . . . . . . . . . . . . . . . . .                   2,000,000    2,106,392
                                                                                      -----------
                                                                                        4,119,692
                                                                                      -----------
TOTAL U.S. GOVERNMENT AGENCIES                                                          6,201,700
                                                                                      -----------
CORPORATE BONDS (3.9%)
FINANCIAL SERVICES (2.2%)
Associates Corporation NA, 5.50%, 02/15/04 . . . . . . .                     750,000      783,037
Norwest Financial, Inc., 7.20%, 04/01/04 . . . . . . . .                     700,000      747,921
                                                                                      -----------
                                                                                        1,530,958
                                                                                      -----------
SECURITY BROKERS & DEALERS (1.7%)
Merrill Lynch & Co., Inc., 6.00%, 02/12/03 . . . . . . .                     550,000      555,909
Morgan Stanley Dean Witter, 7.13%, 08/15/03. . . . . . .                     600,000      624,261
                                                                                      -----------
                                                                                        1,180,170
                                                                                      -----------
TOTAL CORPORATE BONDS                                                                   2,711,128
                                                                                      -----------

COLLATERIZED MORTGAGE OBLIGATIONS (1.5%)
Washington Mutual, Series 2001-AR4,
   Class A4, 4.65%, 12/25/31. . . . . . . . . . . . . .                    1,000,000    1,010,787
                                                                                      -----------
TOTAL COLLATERIZED MORTGAGE OBLIGATIONS                                                 1,010,787
                                                                                      -----------


                                                           2002 Annual Report 65

================================================================================
Core Series

STATEMENT OF INVESTMENTS (CONTINUED)
October 31, 2002

GARTMORE MORLEY ENHANCED INCOME FUND (CONTINUED)

REPURCHASE AGREEMENT (2.8%)

                                                          PRINCIPAL
                                                          AMOUNT                      VALUE
Fifth Third Bank, 1.67%, dated 10/31/02,
   due 11/01/02, repurchase price $1,976,384
   (Fully collateralized by FHLB Securities) . . . . . .  $                1,976,292  $ 1,976,292
                                                                                      -----------
TOTAL REPURCHASE AGREEMENT                                                              1,976,292
                                                                                      -----------
TOTAL INVESTMENTS (COST $67,675,079) (A) - 99.6%                                       69,195,469
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%                                              291,233
                                                                                      -----------
NET ASSETS - 100.0%                                                                   $69,486,702
                                                                                      -----------

(a) See notes to financial statements for unrealized appreciation (depreciation) of securities.
FHLB Federal  Home  Loan  Bank
At  October  31,2002,  the  Fund's open short futures contracts were as follows:

                                      Market Value     Unrealized
Number of  Short                       Covered by     Appreciation
Contracts  Contracts*     Expiration    Contracts    (Depreciation)
      200  U.S. Treasury
           5 Year Note .  12/19/2002  $  22,746,875      ($424,218)
       30  U.S. Treasury
           2 Year Note .  12/19/2002      6,455,156        (71,719)
                                                     --------------
                                                         ($495,937)

*    Cash  pledged  as  collateral.
See  notes  to  financial  statements.

66  Annual  Report  2002

================================================================================
Statements  of  Assets  and  Liabilities
October  31,  2002




                                                              GARTMORE      GARTMORE GOVERNMENT    GARTMORE TAX-FREE
                                                              BOND FUND          BOND FUND            INCOME FUND
                                                           ----------------------------------------------------------
ASSETS:
Investments, at value (cost $138,345,078;
   $220,881,998 and $193,904,576; respectively). . . . . .  $146,163,286   $        232,430,180   $      206,355,190
Repurchase agreements, at cost . . . . . . . . . . . . . .             -              3,345,817                    -
                                                           ----------------------------------------------------------
   Total Investments . . . . . . . . . . . . . . . . . . .   146,163,286            235,775,997          206,355,190
                                                           ----------------------------------------------------------
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . .           636                      -              717,796
Interest and dividends receivable. . . . . . . . . . . . .     2,046,209              2,448,702            3,766,257
Receivable for capital shares issued . . . . . . . . . . .           335                      -                    -
Prepaid expenses and other assets. . . . . . . . . . . . .         1,026                  1,226                2,293
                                                           ----------------------------------------------------------
   Total Assets. . . . . . . . . . . . . . . . . . . . . .   148,211,492            238,225,925          210,841,536
                                                           ----------------------------------------------------------
LIABILITIES:
Distributions payable. . . . . . . . . . . . . . . . . . .       655,292                866,037              806,939
Accrued expenses and other payables
   Investment advisory fees. . . . . . . . . . . . . . . .        62,318                 99,508               89,528
   Fund administration and transfer agent fees . . . . . .        41,437                 42,720               44,200
   Distribution fees . . . . . . . . . . . . . . . . . . .         4,294                 16,432                6,281
   Administrative servicing fees . . . . . . . . . . . . .         7,507                 20,485                  116
   Other . . . . . . . . . . . . . . . . . . . . . . . . .        21,724                 26,268               41,777
                                                           ----------------------------------------------------------
     Total Liabilities . . . . . . . . . . . . . . . . . .       792,572              1,071,450              988,841
                                                           ----------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . .  $147,418,920   $        237,154,475   $      209,852,695
                                                           ----------------------------------------------------------
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . . . . . . . . . .  $150,189,914   $        221,455,408   $      197,918,735
Accumulated net investment income (loss) . . . . . . . . .         3,047                 (1,270)            (156,388)
Accumulated net realized gains (losses)
   on investment transactions. . . . . . . . . . . . . . .   (10,592,249)             4,152,155             (360,266)
Net unrealized appreciation (depreciation) on investments.     7,818,208             11,548,182           12,450,614
                                                           ----------------------------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . .  $147,418,920   $        237,154,475   $      209,852,695
                                                           ----------------------------------------------------------
NET ASSETS:
Class A Shares . . . . . . . . . . . . . . . . . . . . . .  $  7,550,503   $         55,510,391   $        7,586,107
Class B Shares . . . . . . . . . . . . . . . . . . . . . .     3,547,623              6,066,724            6,444,558
Class C Shares . . . . . . . . . . . . . . . . . . . . . .       271,997                940,570              221,217
Class D Shares . . . . . . . . . . . . . . . . . . . . . .   136,048,797            174,636,790          195,600,813
                                                           ----------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .  $147,418,920   $        237,154,475   $      209,852,695
                                                           ----------------------------------------------------------
SHARES OUTSTANDING (unlimited number
   of shares authorized):
Class A Shares . . . . . . . . . . . . . . . . . . . . . .       800,849              5,071,713              721,797
Class B Shares . . . . . . . . . . . . . . . . . . . . . .       376,167                554,900              613,150
Class C Shares . . . . . . . . . . . . . . . . . . . . . .        28,813                 86,033               21,081
Class D Shares . . . . . . . . . . . . . . . . . . . . . .    14,408,389             15,948,414           18,607,236
                                                           ----------------------------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .    15,614,218             21,661,060           19,963,264
                                                           ----------------------------------------------------------
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . . . . . . . . . . . .  $       9.43   $              10.95   $            10.51
Class B Shares (a) . . . . . . . . . . . . . . . . . . . .  $       9.43   $              10.93   $            10.51
Class C Shares (b) . . . . . . . . . . . . . . . . . . . .  $       9.44   $              10.93   $            10.49
Class D Shares . . . . . . . . . . . . . . . . . . . . . .  $       9.44   $              10.95   $            10.51
MAXIMUM OFFERING PRICE PER SHARE
   (100%/(100%-maximum sales charge)
   of net asset value adjusted to
   the nearest cent):
Class A Shares . . . . . . . . . . . . . . . . . . . . . .  $       9.87   $              11.47   $            11.01
Class B Shares . . . . . . . . . . . . . . . . . . . . . .  $       9.43   $              10.93   $            10.51
Class C Shares . . . . . . . . . . . . . . . . . . . . . .  $       9.54   $              11.04   $            10.60
Class D Shares . . . . . . . . . . . . . . . . . . . . . .  $       9.88   $              11.47   $            11.01
                                                           ----------------------------------------------------------
Maximum Sales Charge - Class A Shares. . . . . . . . . . .          4.50%                  4.50%                4.50%
                                                           ----------------------------------------------------------
Maximum Sales Charge - Class C Shares. . . . . . . . . . .          1.00%                  1.00%                1.00%
                                                           ----------------------------------------------------------
Maximum Sales Charge - Class D Shares. . . . . . . . . . .          4.50%                  4.50%                4.50%
                                                           ----------------------------------------------------------

(a) For Class B shares, the redemption price per share varies by length of time shares are held.
(b) For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
See  notes  to  financial  statements.


                                                           2002 Annual Report 67

================================================================================
Core  Series

STATEMENTS  OF  ASSETS  AND  LIABILITIES
October  31,  2002




                                                       GARTMORE MONEY      GARTMORE MORLEY
                                                        MARKET FUND      ENHANCED INCOME FUND
ASSETS:
 Investments, at value (cost $1,815,421,709
   and $65,698,787; respectively). . . . . . . . . .  $ 1,815,421,709   $          67,219,177
 Repurchase agreements, at cost. . . . . . . . . . .                -               1,976,292
                                                      ----------------------------------------
     Total Investments . . . . . . . . . . . . . . .    1,815,421,709              69,195,469
                                                      ----------------------------------------
Cash . . . . . . . . . . . . . . . . . . . . . . . .                3                 227,001
Interest and dividends receivable. . . . . . . . . .          981,741                 377,906
Receivable from adviser. . . . . . . . . . . . . . .           88,956                  12,326
Prepaid expenses and other assets. . . . . . . . . .           13,468                     318
                                                      ----------------------------------------
     Total Assets. . . . . . . . . . . . . . . . . .    1,816,505,877              69,813,020
                                                      ----------------------------------------
LIABILITIES:
Distributions payable. . . . . . . . . . . . . . . .        1,652,444                 229,953
Payable for variation margin on futures contracts. .                -                  59,688
Accrued expenses and other payables
     Investment advisory fees. . . . . . . . . . . .          610,156                  19,361
     Fund administration and transfer agent fees . .          300,001                   8,745
     Distribution fees . . . . . . . . . . . . . . .           54,720                     356
     Administrative servicing fees . . . . . . . . .          181,150                   2,201
     Other . . . . . . . . . . . . . . . . . . . . .          194,970                   6,014
                                                      ----------------------------------------
       Total Liabilities . . . . . . . . . . . . . .        2,993,441                 326,318
                                                      ----------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $ 1,813,512,436   $          69,486,702
                                                      ----------------------------------------
REPRESENTED BY:
Capital. . . . . . . . . . . . . . . . . . . . . . .  $ 1,813,433,482   $          70,984,569
Accumulated net investment income (loss) . . . . . .           88,957                   7,012
Accumulated net realized gains (losses)
     on investment and futures transactions. . . . .          (10,003)             (2,529,332)
Unrealized appreciation (depreciation)
    on investments and futures . . . . . . . . . . .                -               1,024,453
                                                      ----------------------------------------
NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $ 1,813,512,436   $          69,486,702
                                                      ----------------------------------------
NET ASSETS:
Class A Shares . . . . . . . . . . . . . . . . . . .  $             -   $           1,691,061
Institutional Class Shares . . . . . . . . . . . . .        8,606,255              57,702,597
Institutional Service Class Shares . . . . . . . . .                -              10,093,044
Service Class Shares . . . . . . . . . . . . . . . .      627,365,472                       -
Prime Shares . . . . . . . . . . . . . . . . . . . .    1,177,540,709                       -
                                                      ----------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . .  $ 1,813,512,436   $          69,486,702
                                                      ----------------------------------------
SHARES OUTSTANDING (unlimited number of
     shares authorized):
Class A Shares . . . . . . . . . . . . . . . . . . .                -                 179,221
Institutional Class Shares . . . . . . . . . . . . .        8,606,258               6,113,312
Institutional Service Class Shares . . . . . . . . .                -               1,068,861
Service Class Shares . . . . . . . . . . . . . . . .      627,333,458                       -
Prime Shares . . . . . . . . . . . . . . . . . . . .    1,177,762,200                       -
                                                      ----------------------------------------
Total. . . . . . . . . . . . . . . . . . . . . . . .    1,813,701,916               7,361,394
                                                      ----------------------------------------
NET ASSET VALUE:
Class A Shares . . . . . . . . . . . . . . . . . . .  $             -   $                9.44
Institutional Class Shares . . . . . . . . . . . . .  $          1.00   $                9.44
Institutional Service Class Shares . . . . . . . . .  $             -   $                9.44
Service Class Shares . . . . . . . . . . . . . . . .  $          1.00   $                   -
Prime Shares . . . . . . . . . . . . . . . . . . . .  $          1.00   $                   -
MAXIMUM OFFERING PRICE PER SHARE
     (100%/(100%-maximum sales charge) of
     net asset value adjusted to the nearest cent):
Class A Shares . . . . . . . . . . . . . . . . . . .  $             -   $                9.88
                                                      ----------------------------------------
Maximum Sales Charge - Class A Shares. . . . . . . .                -                    4.50%
                                                      ----------------------------------------

See  notes  to  financial  statements.

68  Annual  Report  2002

================================================================================
STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002




                                                                     GARTMORE     GARTMORE GOVERNMENT          GARTMORE
                                                                    BOND FUND          BOND FUND         TAX-FREE INCOME FUND
                                                                   -----------------------------------------------------------
INVESTMENT INCOME:
Interest income . . . . . . . . . . . . . . . . . . . . . . . . .  $ 8,851,552   $         10,439,449   $          11,505,865
                                                                   -----------------------------------------------------------
     Total Income . . . . . . . . . . . . . . . . . . . . . . . .    8,851,552             10,439,449              11,505,865
                                                                   -----------------------------------------------------------
EXPENSES:
Investment advisory fees. . . . . . . . . . . . . . . . . . . . .      690,490                978,392               1,051,667
Fund administration and transfer agent fees . . . . . . . . . . .      270,534                329,064                 370,043
Distribution fees Class A . . . . . . . . . . . . . . . . . . . .       14,801                139,096                  17,081
Distribution fees Class B . . . . . . . . . . . . . . . . . . . .       28,006                 41,830                  51,955
Distribution fees Class C . . . . . . . . . . . . . . . . . . . .        1,753                  5,658                   1,362
Administrative servicing fees Class A . . . . . . . . . . . . . .        2,182                 74,951                     521
Administrative servicing fees Class D . . . . . . . . . . . . . .       74,037                114,271                       -
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      103,432                120,071                 124,896
                                                                   -----------------------------------------------------------
     Total expenses before reimbursed expenses. . . . . . . . . .    1,185,235              1,803,333               1,617,525
Expenses reimbursed . . . . . . . . . . . . . . . . . . . . . . .            -                (33,798)                      -
                                                                   -----------------------------------------------------------
     Total Expenses . . . . . . . . . . . . . . . . . . . . . . .    1,185,235              1,769,535               1,617,525
                                                                   -----------------------------------------------------------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . . . .    7,666,317              8,669,914               9,888,340
                                                                   -----------------------------------------------------------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions. . . . . .   (1,539,939)             4,187,857                 532,201
Net change in unrealized appreciation/depreciation on investments     (766,974)               105,146                (377,237)
                                                                   -----------------------------------------------------------
Net realized/unrealized gains (losses) on investments . . . . . .   (2,306,913)             4,293,003                 154,964
                                                                   -----------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . .  $ 5,359,404   $         12,962,917   $          10,043,304
                                                                   -----------------------------------------------------------

See  notes  to  financial  statements.

                                                           2002 Annual Report 69

================================================================================
Core  Series

STATEMENTS  OF  OPERATIONS
For  the  Year  Ended  October  31,  2002




                                                                               GARTMORE MORLEY
                                                             GARTMORE MONEY       ENHANCED
                                                              MARKET FUND        INCOME FUND
                                                            -----------------------------------
INVESTMENT INCOME:
Interest income. . . . . . . . . . . . . . . . . . . . . .  $    33,117,665   $      1,929,098
Dividend income. . . . . . . . . . . . . . . . . . . . . .        1,482,069                  -
                                                            -----------------------------------
     Total Income. . . . . . . . . . . . . . . . . . . . .       34,599,734          1,929,098
                                                            -----------------------------------
EXPENSES:
Investment advisory fees . . . . . . . . . . . . . . . . .        7,075,332            133,767
Fund administration and transfer agent fees. . . . . . . .        2,939,434             65,317
Distribution fees Class A. . . . . . . . . . . . . . . . .                -              2,661
Distribution fees Service Class. . . . . . . . . . . . . .          675,489                  -
Administrative servicing fees Class A. . . . . . . . . . .                -                493
Administrative servicing fees Institutional Service Class.                -             26,741
Administrative servicing fees Service Class. . . . . . . .        1,042,918                  -
Administrative servicing fees Prime Shares . . . . . . . .        1,286,254                  -
Registration and filing fees . . . . . . . . . . . . . . .           54,985             27,570
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .          671,624             18,532
                                                            -----------------------------------
     Total expenses before reimbursed expenses . . . . . .       13,746,036            275,081
Expenses voluntarily reduced . . . . . . . . . . . . . . .         (445,187)                 -
Expenses reimbursed. . . . . . . . . . . . . . . . . . . .          (86,972)           (72,597)
                                                            -----------------------------------
     Total Expenses. . . . . . . . . . . . . . . . . . . .       13,213,877            202,484
                                                            -----------------------------------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .       21,385,857          1,726,614
                                                            -----------------------------------
REALIZED/UNREALIZED GAINS
     (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on
     investment transactions . . . . . . . . . . . . . . .           (7,994)            25,306
Net realized gains (losses) on
     futures transactions. . . . . . . . . . . . . . . . .                -         (1,845,759)
                                                            -----------------------------------
Net realized gains (losses) on investment
     and futures transactions. . . . . . . . . . . . . . .           (7,994)        (1,820,453)
Net change in unrealized appreciation/
     depreciation on investments and futures . . . . . . .                -            805,214
                                                            -----------------------------------
Net realized/unrealized gains (losses)
     on investments and futures. . . . . . . . . . . . . .           (7,994)        (1,015,239)
                                                            -----------------------------------
CHANGE IN NET ASSETS RESULTING
      FROM OPERATIONS. . . . . . . . . . . . . . . . . . .  $    21,377,863   $        711,375
                                                            -----------------------------------

See  notes  to  financial  statements.

70  Annual  Report  2002

================================================================================
STATEMENTS  OF  CHANGES  IN  NET  ASSETS





                                                                                                              GARTMORE
                                                                               GARTMORE                      TAX-FREE
                                                 GARTMORE                     GOVERNMENT                      INCOME
                                                 BOND FUND                     BOND FUND                       FUND
                                            Year           Year           Year           Year           Year           Year
                                            Ended          Ended          Ended          Ended          Ended          Ended
                                         October 31,    October 31,    October 31,    October 31,    October 31,    October 31,
                                            2002           2001           2002           2001           2002           2001
                                        ----------------------------------------------------------------------------------------
FROM INVESTMENT
     ACTIVITIES:
OPERATIONS:
Net investment income. . . . . . . . .  $  7,666,317   $  7,271,974   $  8,669,914   $  7,017,416   $  9,888,340   $ 10,218,683
Net realized gains (losses) on
   investment transactions . . . . . .    (1,539,939)      (813,201)     4,187,857      4,745,798        532,201        465,420
Net change in unrealized appreciation/
   depreciation
   on investments. . . . . . . . . . .      (766,974)    12,103,442        105,146      8,461,745       (377,237)     9,634,087
                                        ----------------------------------------------------------------------------------------
Change in net assets resulting
   from operations . . . . . . . . . .     5,359,404     18,562,215     12,962,917     20,224,959     10,043,304     20,318,190
                                        ----------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
   SHAREHOLDERS FROM:
Net investment income. . . . . . . . .      (316,216)      (232,666)    (2,388,866)    (2,846,138)      (305,916)      (197,879)
Net realized gains on investments. . .             -              -     (1,104,523)            -              -              -

DISTRIBUTIONS TO CLASS B
   SHAREHOLDERS FROM:
Net investment income. . . . . . . . .      (157,976)      (119,572)      (185,186)       (80,016)      (237,059)      (189,139)
Net realized gains on investments. . .             -              -              -        (77,302)             -              -
DISTRIBUTIONS TO CLASS C
   SHAREHOLDERS FROM:
Net investment income. . . . . . . . .        (9,858)    (2,819) (a)       (24,927)    (9,218) (a)        (6,207)    (1,273) (a)
Net realized gains on investments. . .            --              -         (8,685)            --              -              -
DISTRIBUTIONS TO CLASS D
   SHAREHOLDERS FROM:
Net investment income. . . . . . . . .    (7,180,777)    (6,994,041)    (6,106,620)    (4,081,782)    (9,339,235)   (10,107,956)
Net realized gains on investments. . .             -              -     (2,345,282)             -              -              -
                                        ----------------------------------------------------------------------------------------
Change in net assets from
   shareholder distributions . . . . .    (7,664,827)    (7,349,098)   (12,241,391)    (7,017,154)    (9,888,417)   (10,496,247)
                                        ----------------------------------------------------------------------------------------
Change in net assets from
   capital transactions. . . . . . . .     9,818,473     15,114,380     50,506,500     60,981,990     (4,788,079)    (7,525,309)
                                        ----------------------------------------------------------------------------------------
Change in net assets . . . . . . . . .     7,513,050     26,327,497     51,228,026     74,189,795     (4,633,192)     2,296,634
NET ASSETS:
Beginning of period. . . . . . . . . .   139,905,870    113,578,373    185,926,449    111,736,654    214,485,887    212,189,253
                                        ----------------------------------------------------------------------------------------
End of period. . . . . . . . . . . . .  $147,418,920   $139,905,870   $237,154,475   $185,926,449   $209,852,695   $214,485,887
                                        ----------------------------------------------------------------------------------------

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
See  notes  to  financial  statements.

                                                           2002 Annual Report 71

================================================================================





                                                                                     GARTMORE MORLEY
                                                  GARTMORE MONEY                        ENHANCED
                                                   MARKET FUND                         INCOME FUND
                                              Year             Year              Year             Year
                                             Ended             Ended             Ended            Ended
                                          October 31,       October 31,       October 31,      October 31,
                                              2002             2001              2002             2001
                                       --------------------------------------------------------------------
FROM INVESTMENT
     ACTIVITIES:
OPERATIONS:
Net investment income. . . . . . . . .  $    21,385,857   $   67,011,283   $      1,726,614   $    890,785
Net realized gains (losses)
     on investment and
     futures transactions. . . . . . .           (7,994)           7,592         (1,820,453)      (582,403)
Net change in unrealized
     appreciation/depreciation
     on investments and futures. . . .                -                -            805,214        211,380
                                       --------------------------------------------------------------------
Change in net assets resulting
     from operations . . . . . . . . .       21,377,863       67,018,875            711,375        519,762
                                       --------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
     SHAREHOLDERS FROM:
Net investment income. . . . . . . . .                -                -            (45,549)       (27,205)
DISTRIBUTIONS TO INSTITUTIONAL
     CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . .       (14,468)(a)               -         (1,206,773)      (222,668)
DISTRIBUTIONS TO INSTITUTIONAL
     SERVICE CLASS SHAREHOLDERS FROM:
Net investment income. . . . . . . . .                -                -           (474,059)      (640,912)
DISTRIBUTIONS TO SERVICE CLASS
     SHAREHOLDERS FROM:
Net investment income. . . . . . . . .       (6,027,295)     (13,086,205)                 -              -
Distributions to Prime
     Shareholders from:
Net investment income. . . . . . . . .      (15,341,186)     (54,061,304)                 -              -
                                       --------------------------------------------------------------------
Change in net assets from
     shareholder distributions . . . .      (21,382,949)     (67,147,509)        (1,726,381)      (890,785)
                                       --------------------------------------------------------------------
Change in net assets from
     capital transactions. . . . . . .      (13,130,790)     329,362,270         48,135,468     10,258,451
                                       --------------------------------------------------------------------
Change in net assets . . . . . . . . .      (13,135,876)     329,233,636         47,120,462      9,887,428
                                       --------------------------------------------------------------------
NET ASSETS:
Beginning of period. . . . . . . . . .    1,826,648,312    1,497,414,676         22,366,240     12,478,812
                                       --------------------------------------------------------------------
End of period. . . . . . . . . . . . .  $ 1,813,512,436   $1,826,648,312   $     69,486,702   $ 22,366,240
                                       --------------------------------------------------------------------

(a) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
See  notes  to  financial  statements.

72  Annual  Report  2002

================================================================================
GARTMORE  BOND  FUND

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding







                                                     INVESTMENT  ACTIVITIES                       DISTRIBUTIONS
                                      NET                       NET
                                     ASSET                 REALIZED AND                                               NET
                                     VALUE,                 UNREALIZED       TOTAL                                   ASSET
                                   BEGINNING      NET          GAINS         FROM          NET                      VALUE,
                                       OF      INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT       TOTAL       END OF
                                     PERIOD      INCOME     INVESTMENTS   ACTIVITIES     INCOME     DISTRIBUTIONS   PERIOD
                                   ----------  ----------  -------------  -----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 1998 (c)  $     9.52        0.26          0.23         0.49        (0.26)          (0.26)  $  9.75
Year Ended October 31, 1999 . . .  $     9.75        0.53         (0.68)       (0.15)       (0.53)          (0.53)  $  9.07
Year Ended October 31, 2000 . . .  $     9.07        0.57         (0.32)        0.25        (0.57)          (0.57)  $  8.75
Year Ended October 31, 2001 . . .  $     8.75        0.52          0.84         1.36        (0.53)          (0.53)  $  9.58
Year Ended October 31, 2002 . . .  $     9.58        0.50         (0.15)        0.35        (0.50)          (0.50)  $  9.43
CLASS B SHARES
Period Ended October 31, 1998 (c)  $     9.52        0.23          0.23         0.46        (0.23)          (0.23)  $  9.75
Year Ended October 31, 1999 . . .  $     9.75        0.47         (0.67)       (0.20)       (0.47)          (0.47)  $  9.08
Year Ended October 31, 2000 . . .  $     9.08        0.52         (0.33)        0.19        (0.52)          (0.52)  $  8.75
Year Ended October 31, 2001 . . .  $     8.75        0.47          0.84         1.31        (0.48)          (0.48)  $  9.58
Year Ended October 31, 2002 . . .  $     9.58        0.45         (0.15)        0.30        (0.45)          (0.45)  $  9.43
CLASS C SHARES
Period Ended October 31, 2001 (d)  $     9.19        0.25          0.40         0.65        (0.25)          (0.25)  $  9.59
Year Ended October 31, 2002 . . .  $     9.59        0.45         (0.15)        0.30        (0.45)          (0.45)  $  9.44
CLASS D SHARES
Year Ended October 31, 1998 (c) .  $     9.49        0.57          0.27         0.84        (0.57)          (0.57)  $  9.76
Year Ended October 31, 1999 . . .  $     9.76        0.55         (0.67)       (0.12)       (0.55)          (0.55)  $  9.09
Year Ended October 31, 2000 . . .  $     9.09        0.59         (0.33)        0.26        (0.59)          (0.59)  $  8.76
Year Ended October 31, 2001 . . .  $     8.76        0.54          0.84         1.38        (0.55)          (0.55)  $  9.59
Year Ended October 31, 2002 . . .  $     9.59        0.52         (0.15)        0.37        (0.52)          (0.52)  $  9.44


                                                              RATIOS  /  SUPPLEMENTAL  DATA
                                                                          RATIO OF
                                                                             NET
                                                                         INVESTMENT
                                                   NET       RATIO OF      INCOME
                                                 ASSETS      EXPENSES        TO
                                                AT END OF   TO AVERAGE     AVERAGE
                                     TOTAL       PERIOD         NET          NET       PORTFOLIO
                                   RETURN (A)    (000S)       ASSETS       ASSETS     TURNOVER (C)
                                   ----------  -----------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 1998 (c)   5.18% (e)  $     1,365    1.17% (f)    5.48% (f)        70.31%
Year Ended October 31, 1999 . . .      -1.58%  $     3,186        1.08%        5.67%        64.26%
Year Ended October 31, 2000 . . .       2.87%  $     3,458        1.05%        6.42%        72.80%
Year Ended October 31, 2001 . . .      16.01%  $     4,775        1.14%        5.71%        42.47%
Year Ended October 31, 2002 . . .       3.84%  $     7,551        1.06%        5.34%        27.66%
CLASS B SHARES
Period Ended October 31, 1998 (c)   4.85% (e)          490    1.81% (f)    4.93% (f)        70.31%
Year Ended October 31, 1999 . . .      (2.07%) $     1,662        1.68%        5.07%        64.26%
Year Ended October 31, 2000 . . .       2.15%        1,707        1.64%        5.83%        72.80%
Year Ended October 31, 2001 . . .      15.33%  $     2,935        1.72%        5.10%        42.47%
Year Ended October 31, 2002 . . .       3.26%  $     3,548        1.62%        4.79%        27.66%
CLASS C SHARES
Period Ended October 31, 2001 (d)    7.25%(e)  $       162    1.74% (f)     4.77%(f)        42.47%
Year Ended October 31, 2002 . . .       3.26%  $       272        1.62%        4.78%        27.66%
CLASS D SHARES
Year Ended October 31, 1998 (c) .       9.11%  $   134,822        0.78%        5.93%        70.31%
Year Ended October 31, 1999 . . .      (1.24%) $   125,451        0.83%        5.86%        64.26%
Year Ended October 31, 2000 . . .       2.97%  $   108,413        0.83%        6.62%        72.80%
Year Ended October 31, 2001 . . .      16.23%  $   132,034        0.92%        5.94%        42.47%
Year Ended October 31, 2002 . . .       4.07%  $   136,049        0.83%        5.58%        27.66%


(a)  Excludes  sales  charge.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c) Shares first offered to the public on May 11, 1998. Upon a Trust Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 73

================================================================================
Core  Series

GARTMORE  GOVERNMENT  BOND  FUND

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding





                                                     INVESTMENT  ACTIVITIES                       DISTRIBUTIONS
                                      NET                       NET
                                     ASSET                 REALIZED AND
                                     VALUE,                 UNREALIZED       TOTAL
                                   BEGINNING      NET          GAINS         FROM          NET         NET
                                       OF      INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     PERIOD      INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                   ----------  ----------  -------------  -----------  -----------  ---------  --------------
CLASS A SHARES
Period Ended October 31, 1998 (d)  $    10.24        0.26          0.32         0.58        (0.26)         -           (0.26)
Year Ended October 31, 1999 . . .  $    10.56        0.51         (0.62)       (0.11)       (0.51)     (0.05)          (0.56)
Year Ended October 31, 2000 . . .  $     9.89        0.57          0.13         0.70        (0.57)     (0.02)          (0.59)
Year Ended October 31, 2001 . . .  $    10.00        0.53          0.95         1.48        (0.53)         -           (0.53)
Year Ended October 31, 2002 . . .  $    10.95        0.45          0.20         0.65        (0.45)     (0.20)          (0.65)
CLASS B SHARES
Period Ended October 31, 1998 (d)  $    10.24        0.23          0.31         0.54        (0.23)         -           (0.23)
Year Ended October 31, 1999 . . .  $    10.55        0.45         (0.61)       (0.16)       (0.45)     (0.05)          (0.50)
Year Ended October 31, 2000 . . .  $     9.89        0.51          0.13         0.64        (0.51)     (0.02)          (0.53)
Year Ended October 31, 2001 . . .  $    10.00        0.47          0.94         1.41        (0.47)         -           (0.47)
Year Ended October 31, 2002 . . .  $    10.94        0.40          0.19         0.59        (0.40)     (0.20)          (0.60)
CLASS C SHARES
Period Ended October 31, 2001 (e)  $    10.47        0.24          0.47         0.71        (0.24)         -           (0.24)
Year Ended October 31, 2002 . . .  $    10.94        0.40          0.19         0.59        (0.40)     (0.20)          (0.60)
CLASS D SHARES
Year Ended October 31, 1998 (d) .  $    10.31        0.56          0.34         0.90        (0.56)     (0.08)          (0.64)
Year Ended October 31, 1999 . . .  $    10.57        0.53         (0.63)       (0.10)       (0.53)     (0.05)          (0.58)
Year Ended October 31, 2000 . . .  $     9.89        0.59          0.14         0.73        (0.59)     (0.02)          (0.61)
Year Ended October 31, 2001 . . .  $    10.01        0.55          0.95         1.50        (0.55)         -           (0.55)
Year Ended October 31, 2002 . . .  $    10.96        0.48          0.19         0.67        (0.48)     (0.20)          (0.68)



                                                            RATIOS  /  SUPPLEMENTAL  DATA
                                                                     RATIO OF     RATIO OF
                                                                        NET       EXPENSES
                                                                    INVESTMENT    (PRIOR TO
                                    NET                    NET        INCOME     REIMBURSE-
                                   ASSET                 ASSETS         TO        MENTS) TO
                                   VALUE,               AT END OF     AVERAGE      AVERAGE
                                   END OF    TOTAL       PERIOD         NET          NET       PORTFOLIO
                                   PERIOD  RETURN (A)    (000S)       ASSETS     ASSETS (B)   TURNOVER (C)
                                   ------  ----------  -----------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 1998 (d)   10.56    5.69%(f)  $       332     1.04%(g)     1.17%(g)        59.52%
Year Ended October 31, 1999 . . .    9.89      -1.05%  $    49,601        0.99%        1.15%        51.86%
Year Ended October 31, 2000 . . .   10.00       7.40%  $    54,796        0.99%        1.05%       107.86%
Year Ended October 31, 2001 . . .   10.95      15.21%  $    57,336        0.99%        1.20%       159.68%
Year Ended October 31, 2002 . . .   10.95       6.42%  $    55,510        1.07%        1.11%        99.42%
CLASS B SHARES
Period Ended October 31, 1998 (d)   10.55    5.29%(f)  $       297     1.64%(g)     1.86%(g)        59.52%
Year Ended October 31, 1999 . . .    9.89      -1.57%  $     1,148        1.64%        1.65%        51.86%
Year Ended October 31, 2000 . . .   10.00       6.72%  $     1,129        1.63%        1.63%       107.86%
Year Ended October 31, 2001 . . .   10.94      14.41%  $     4,024        1.64%        1.68%       159.68%
Year Ended October 31, 2002 . . .   10.93       5.80%  $     6,067        1.58%        1.58%        99.42%
CLASS C SHARES
Period Ended October 31, 2001 (e)   10.94    6.89%(f)  $       449     1.64%(g)     1.73%(g)       159.68%
Year Ended October 31, 2002 . . .   10.93       5.80%  $       941        1.58%        1.58%        99.42%
CLASS D SHARES
Year Ended October 31, 1998 (d) .   10.57       9.03%  $    50,849        0.92%        1.03%        59.52%
Year Ended October 31, 1999 . . .    9.89      -0.93%  $    52,260        0.79%        0.81%        51.86%
Year Ended October 31, 2000 . . .   10.01       7.73%  $    55,812        0.78%        0.78%       107.86%
Year Ended October 31, 2001 . . .   10.96      15.43%  $   124,117        0.79%        0.90%       159.68%
Year Ended October 31, 2002 . . .   10.95       6.61%  $   174,637        0.81%        0.81%        99.42%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

74  Annual  Report  2002

================================================================================
GARTMORE  TAX-FREE  INCOME  FUND






                                                     INVESTMENT  ACTIVITIES                       DISTRIBUTIONS
                                      NET                       NET
                                     ASSET                 REALIZED AND
                                     VALUE,                 UNREALIZED       TOTAL
                                   BEGINNING      NET          GAINS         FROM          NET         NET
                                       OF      INVESTMENT   (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     PERIOD      INCOME     INVESTMENTS   ACTIVITIES     INCOME       GAINS    DISTRIBUTIONS
                                   ----------  ----------  -------------  -----------  -----------  ---------  --------------
CLASS A SHARES
Period Ended October 31, 1998 (d)  $    10.48        0.23          0.17         0.40        (0.23)         -           (0.23)
Year Ended October 31, 1999 . . .  $    10.65        0.49         (0.82)       (0.33)       (0.49)     (0.04)          (0.53)

Year Ended October 31, 2000 . . .  $     9.79        0.50          0.25         0.75        (0.50)         -           (0.50)
Year Ended October 31, 2001 . . .  $    10.04        0.46          0.49         0.95        (0.48)         -           (0.48)
Year Ended October 31, 2002 . . .  $    10.51        0.47             -         0.47        (0.47)         -           (0.47)
CLASS B SHARES
Period Ended October 31, 1998 (d)  $    10.48        0.20          0.18         0.38        (0.20)         -           (0.20)
Year Ended October 31, 1999 . . .  $    10.66        0.42         (0.83)       (0.41)       (0.43)     (0.04)          (0.47)
Year Ended October 31, 2000 . . .  $     9.78        0.44          0.25         0.69        (0.44)         -           (0.44)
Year Ended October 31, 2001 . . .  $    10.03        0.40          0.49         0.89        (0.42)         -           (0.42)
Year Ended October 31, 2002 . . .  $    10.50        0.40          0.01         0.41        (0.40)         -           (0.40)
CLASS C SHARES
Period Ended October 31, 2001 (e)  $    10.32        0.22          0.16         0.38        (0.22)         -           (0.22)
Year Ended October 31, 2002 . . .  $    10.48        0.41             -         0.41        (0.40)         -           (0.40)
CLASS D SHARES
Year Ended October 31, 1998 (d) .  $    10.51        0.50          0.23         0.73        (0.50)     (0.08)          (0.58)
Year Ended October 31, 1999 . . .  $    10.66        0.51         (0.84)       (0.33)       (0.51)     (0.04)          (0.55)
Year Ended October 31, 2000 . . .  $     9.78        0.53          0.25         0.78        (0.53)         -           (0.53)
Year Ended October 31, 2001 . . .  $    10.03        0.49          0.49         0.98        (0.51)         -           (0.51)
Year Ended October 31, 2002 . . .  $    10.50        0.49          0.01         0.50        (0.49)         -           (0.49)


                                                              RATIOS  /  SUPPLEMENTAL  DATA
                                                                      RATIO OF     RATIO OF
                                                                         NET       EXPENSES
                                                                     INVESTMENT    (PRIOR TO
                                     NET                    NET        INCOME     REIMBURSE-
                                    ASSET                 ASSETS         TO        MENTS) TO
                                   VALUE,                AT END OF     AVERAGE      AVERAGE
                                   END OF     TOTAL       PERIOD         NET          NET       PORTFOLIO
                                   PERIOD   RETURN (A)    (000S)       ASSETS     ASSETS (B)   TURNOVER (C)
                                   -------  ----------  -----------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 1998 (d)  $ 10.65    3.86%(g)  $       601     1.06%(h)          (f)        28.88%
Year Ended October 31, 1999 . . .  $  9.79      (3.26%) $     2,383        0.96%          (f)        42.26%

Year Ended October 31, 2000 . . .  $ 10.04       7.90%  $     3,792        0.94%          (f)         7.08%
Year Ended October 31, 2001 . . .  $ 10.51       9.70%  $     5,837        1.00%          (f)         7.29%
Year Ended October 31, 2002 . . .  $ 10.51       4.57%  $     7,586        0.99%          (f)        27.77%
CLASS B SHARES
Period Ended October 31, 1998 (d)  $ 10.66    3.66%(g)  $     1,477     1.66%(h)          (f)        28.88%
Year Ended October 31, 1999 . . .  $  9.78      (4.02%) $     3,746        1.56%          (f)        42.26%
Year Ended October 31, 2000 . . .  $ 10.03       7.27%  $     4,601        1.55%          (f)         7.08%
Year Ended October 31, 2001 . . .  $ 10.50       9.06%  $     5,592        1.60%          (f)         7.29%
Year Ended October 31, 2002 . . .  $ 10.51       4.05%  $     6,445        1.58%          (f)        27.77%
CLASS C SHARES
Period Ended October 31, 2001 (e)  $ 10.48    3.73%(g)  $       115     1.62%(h)          (f)         7.29%
Year Ended October 31, 2002 . . .  $ 10.49       4.06%  $       221        1.59%          (f)        27.77%
CLASS D SHARES
Year Ended October 31, 1998 (d) .  $ 10.66       7.09%  $   263,662        0.85%        0.93%        28.88%
Year Ended October 31, 1999 . . .  $  9.78      -3.21%  $   226,270        0.71%        0.71%        42.26%
Year Ended October 31, 2000 . . .  $ 10.03       8.18%  $   204,337        0.70%        0.70%         7.08%
Year Ended October 31, 2001 . . .  $ 10.50       9.99%  $   202,942        0.75%          (f)         7.29%
Year Ended October 31, 2002 . . .  $ 10.51       4.94%  $   195,601        0.73%          (f)        27.77%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) Shares first offered to the public on May 11, 1998. Upon a Trust reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)  There  were  no  fee  reductions  in  this  period.
(g)  Not  annualized.
(h)  Annualized.
See  notes  to  financial  statements.

                                                           2002 Annual Report 75

================================================================================
Core  Series

GARTMORE  MONEY  MARKET  FUND

FINANCIAL  HIGHLIGHTS
Selected  Data  for  Each  Share  of  Capital  Outstanding







                                          INVESTMENT  ACTIVITIES                            DISTRIBUTIONS
                                        NET                     TOTAL                                  NET ASSET
                                   ASSET VALUE,      NET         FROM         NET                        VALUE,
                                     BEGINNING    INVESTMENT  INVESTMENT  INVESTMENT       TOTAL         END OF     TOTAL
                                     OF PERIOD      INCOME    ACTIVITIES    INCOME     DISTRIBUTIONS     PERIOD     RETURN
                                   -------------  ----------  ----------  -----------  --------------  ----------  --------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)  $        1.00        0.01        0.01       (0.01)          (0.01)  $     1.00  1.12%(f)
SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $        1.00        0.04        0.04       (0.04)          (0.04)  $     1.00  3.69%(f)
Year Ended October 31, 2000 . . .  $        1.00        0.06        0.06       (0.06)          (0.06)  $     1.00     5.64%
Year Ended October 31, 2001 . . .  $        1.00        0.04        0.04       (0.04)          (0.04)  $     1.00     4.15%
Year Ended October 31, 2002 . . .  $        1.00        0.01        0.01       (0.01)          (0.01)  $     1.00     1.11%
PRIME SHARES
Year Ended October 31, 1998 . . .  $        1.00        0.05        0.05       (0.05)          (0.05)  $     1.00     5.15%
Year Ended October 31, 1999 (d) .  $        1.00        0.05        0.05       (0.05)          (0.05)  $     1.00     4.61%
Year Ended October 31, 2000 . . .  $        1.00        0.06        0.06       (0.06)          (0.06)  $     1.00     5.74%
Year Ended October 31, 2001 . . .  $        1.00        0.04        0.04       (0.04)          (0.04)  $     1.00     4.22%
Year Ended October 31, 2002 . . .  $        1.00        0.01        0.01       (0.01)          (0.01)  $     1.00     1.23%


                                          RATIOS  /  SUPPLEMENTAL  DATA
                                                             RATIO OF NET      RATIO OF
                                       NET       RATIO OF     INVESTMENT       EXPENSES
                                     ASSETS      EXPENSES       INCOME         (PRIOR TO
                                    AT END OF   TO AVERAGE    TO AVERAGE    REIMBURSEMENTS)
                                     PERIOD         NET           NET         TO AVERAGE
                                     (000S)       ASSETS        ASSETS      NET ASSETS (A)
                                   -----------  -----------  -------------  ---------------
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2002 (b)  $     8,606     0.59%(g)       1.25%(g)              (e)
SERVICE CLASS SHARES
Period Ended October 31, 1999 (c)  $    22,295     0.64%(g)       4.74%(g)        0.79% (g)
Year Ended October 31, 2000 . . .  $   256,221        0.75%          5.68%            0.86%
Year Ended October 31, 2001 . . .  $   440,874        0.75%          3.85%            0.91%
Year Ended October 31, 2002 . . .  $   627,365        0.80%          1.09%            0.96%
PRIME SHARES
Year Ended October 31, 1998 . . .  $ 1,048,689        0.59%          4.96%            0.64%
Year Ended October 31, 1999 (d) .  $ 1,345,342        0.61%          4.52%            0.61%
Year Ended October 31, 2000 . . .  $ 1,241,194        0.65%          5.58%            0.65%
Year Ended October 31, 2001 . . .  $ 1,385,774        0.68%          4.10%              (e)
Year Ended October 31, 2002 . . .  $ 1,177,541        0.70%          1.22%              (e)

(a) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c) For the period from January 4, 1999 (commencement of operations) through October 31, 1999.
(d) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.
(e)  There  were  no  fee  reductions  in  this  period.
(f)  Not  annualized.
(g)  Annualized.
See  notes  to  financial  statements.

76  Annual  Report  2002

================================================================================
GARTMORE  MORLEY  ENHANCED  INCOME  FUND






                                              INVESTMENT  ACTIVITIES                         DISTRIBUTIONS
                                        NET                       NET
                                       ASSET                 REALIZED AND                                              NET
                                       VALUE,                 UNREALIZED      TOTAL                                   ASSET
                                     BEGINNING      NET          GAINS         FROM         NET                      VALUE,
                                         OF      INVESTMENT   (LOSSES) ON   INVESTMENT  INVESTMENT       TOTAL       END OF
                                       PERIOD      INCOME     INVESTMENTS   ACTIVITIES    INCOME     DISTRIBUTIONS   PERIOD
                                     ----------  ----------  -------------  ----------  -----------  --------------  -------
CLASS A SHARES
Period Ended October 31, 2000 (d) .  $    10.00        0.48         (0.10)        0.38       (0.48)          (0.48)  $  9.90
Year Ended October 31, 2001 . . . .  $     9.90        0.52         (0.20)        0.32       (0.52)          (0.52)  $  9.70
Year Ended October 31, 2002 . . . .  $     9.70        0.41         (0.26)        0.15       (0.41)          (0.41)  $  9.44
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d) .  $    10.00        0.51         (0.11)        0.40       (0.51)          (0.51)  $  9.89
Year Ended October 31, 2001 . . . .  $     9.89        0.56         (0.19)        0.37       (0.56)          (0.56)  $  9.70
Year Ended October 31, 2002 . . . .  $     9.70        0.45         (0.26)        0.19       (0.45)          (0.45)  $  9.44
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) .  $    10.00        0.49         (0.10)        0.39       (0.49)          (0.49)  $  9.90
Year Ended October 31, 2001 . . . .  $     9.90        0.54         (0.19)        0.35       (0.54)          (0.54)  $  9.71
Year Ended October 31, 2002 . . . .  $     9.71        0.42         (0.27)        0.15       (0.42)          (0.42)  $  9.44


                                                                   RATIOS  /  SUPPLEMENTAL  DATA
                                                                          RATIO OF     RATIO OF
                                                                             NET       EXPENSES
                                                              RATIO OF   INVESTMENT    (PRIOR TO
                                                     NET      EXPENSES     INCOME     REIMBURSE-
                                                   ASSETS        TO          TO        MENTS) TO
                                                  AT END OF    AVERAGE     AVERAGE      AVERAGE
                                       TOTAL       PERIOD        NET         NET          NET       PORTFOLIO
                                     RETURN (A)    (000S)      ASSETS      ASSETS     ASSETS (B)   TURNOVER (C)
                                     ----------  -----------  ---------  -----------  -----------  ------------
CLASS A SHARES
Period Ended October 31, 2000 (d) .    3.86%(e)  $       368   0.90%(f)     5.90%(f)     2.63%(f)         4.42%
Year Ended October 31, 2001 . . . .       3.26%  $       629      0.90%        5.18%        1.51%        46.50%
Year Ended October 31, 2002 . . . .       1.60%  $     1,691      0.79%        4.28%        0.95%        32.97%
INSTITUTIONAL CLASS SHARES
Period Ended October 31, 2000 (d) .    4.16%(e)  $       497   0.45%(f)     6.44%(f)     2.13%(f)         4.42%
Year Ended October 31, 2001 . . . .       3.83%  $    10,144      0.45%        5.39%        0.98%        46.50%
Year Ended October 31, 2002 . . . .       1.96%  $    57,703      0.45%        4.57%        0.64%        32.97%
INSTITUTIONAL SERVICE CLASS SHARES
Period Ended October 31, 2000 (d) .    4.02%(e)  $    11,614   0.70%(f)     5.96%(f)     1.73%(f)         4.42%
Year Ended October 31, 2001 . . . .       3.57%  $    11,593      0.70%        5.45%        1.44%        46.50%
Year Ended October 31, 2002 . . . .       1.60%  $    10,093      0.70%        4.41%        0.90%        32.97%

(a)  Excludes  sales  charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from December 29, 1999 (commencement of operations) through October 31, 2000.
(e)  Not  annualized.
(f)  Annualized.
See  notes  to  financial  statements

                                                           2002 Annual Report 77

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS
October  31,  2002

1.   ORGANIZATION

Gartmore Mutual Funds (the "Trust") is an open-end management investment company. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust was created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated as of October 30, 1997, as subsequently amended, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust operates thirty-seven (37) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually a "Fund", collectively the "Funds"):

     -    Gartmore  Growth  Fund  ("Growth")
     -    Gartmore  Large  Cap  Value  Fund  ("Large  Cap  Value")
     -    Gartmore  Total  Return  Fund  ("Total  Return")
     -    Gartmore  Mid  Cap  Growth  Fund  ("Mid  Cap  Growth")
     -    Gartmore  Investor  Destinations  Aggressive  Fund  ("Aggressive")
     - Gartmore Investor Destinations Moderately Aggressive Fund ("Moderately Aggressive")
     -    Gartmore  Investor  Destinations  Moderate  Fund  ("Moderate")
     - Gartmore Investor Destinations Moderately Conservative Fund ("Moderately Conservative")
     -    Gartmore  Investor  Destinations  Conservative  Fund  ("Conservative")
     -    Gartmore  Bond  Fund  ("Bond")
     -    Gartmore  Government  Bond  Fund  ("Government  Bond")
     -    Gartmore  Tax-Free  Income  Fund  ("Tax-Free  Income")
     -    Gartmore  Money  Market  Fund  ("Money  Market")
     -    Gartmore  Morley  Enhanced  Income  Fund  ("Morley  Enhanced  Income")

The Aggressive, Moderately Aggressive, Moderate, Moderately Conservative and Conservative Funds (the "Investor Destinations Funds") are constructed as "fund of funds" which means that they pursue their investment objectives primarily by allocating their investments among other mutual funds (the "Underlying Funds"). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Funds, except for the Aggressive Fund, may also invest in a non-registered fixed interest contract issued by Nationwide Life Insurance Company up to each Fund's designated limit.

2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     (A)  SECURITY  VALUATION

          Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange in which each security trades.

          Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Funds' Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.


78  Annual  Report  2002

================================================================================

          Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Funds' Board of Trustees.

          Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

          Shares of the Underlying Funds in which the Investor Destinations Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at value. Under most circumstances, the fixed interest contract is valued at par value each day, which is deemed to be fair value. The par value is calculated each day by the summation of the following factors: prior day's par value, prior day's interest accrued (par multiplied by guaranteed fixed rate), and current day net purchase or redemption.

     (B)  REPURCHASE  AGREEMENTS

          The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer'' (as designated by the Federal Reserve Bank of New York) in U.S.
          Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian, or another qualified sub-custodian or in the Federal Reserve/Treasury book-entry system.

     (C)  FUTURES  CONTRACTS

          Certain Funds may invest in financial futures contracts ("futures contracts") for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made each day, depending on the daily fluctuations in the fair value/market value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          A "sale'' of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase'' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

          Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value of the underlying hedged assets.

     (D)  SECURITY  TRANSACTIONS  AND  INVESTMENT  INCOME

          Security transactions are accounted for on the date the security is purchased or sold ("trade date''). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Interest income for the fixed contract is accrued daily and reinvested the following day.


                                                           2002 Annual Report 79

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002

     (E)  FEDERAL  INCOME  TAXES

          It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

          The tax character of distributions paid during the fiscal year ended October 31, 2002, was as follows:



                           DISTRIBUTIONS  PAID  FROM
                          --------------------------
                                        NET LONG-        TOTAL            TAX            TOTAL
                          ORDINARY    TERM CAPITAL      TAXABLE          EXEMPT      DISTRIBUTIONS
FUND                       INCOME         GAINS      DISTRIBUTIONS   DISTRIBUTIONS        PAID
---------------------------------------------------------------------------------------------------
Growth. . . . . . . . .  $         -  $           -  $            -  $            -  $            -
Large Cap Value . . . .      228,663      1,160,940       1,389,603               -       1,389,603
Total Return. . . . . .   11,820,884              -      11,820,884               -      11,820,884
Mid Cap Growth. . . . .            -              -               -               -               -
Aggressive. . . . . . .      430,017              -         430,017               -         430,017
Moderately Aggressive .      978,470              -         978,470               -         978,470
Moderate. . . . . . . .    1,914,744              -       1,914,744               -       1,914,744
Moderately Conservative      740,227              -         740,227               -         740,227
Conservative. . . . . .      658,898              -         658,898               -         658,898
Bond. . . . . . . . . .    7,643,451              -       7,643,451               -       7,643,451
Government Bond . . . .   11,315,498        782,821      12,098,319               -      12,098,319
Tax-Free Income . . . .       42,163              -          42,163       9,893,924       9,936,087
Money Market. . . . . .   23,103,861              -      23,103,861               -      23,103,861
Morley Enhanced Income.    1,585,169              -       1,585,169               -       1,585,169

As of October 31, 2002, the components of accumulated earnings (deficit) on a tax basis was as follows:




                 UNDISTRIBUTED   UNDISTRIBUTED   UNDISTRIBUTED                                   ACCUMULATED      UNREALIZED
                   TAX EXEMPT       ORDINARY       LONG-TERM     ACCUMULATED    DISTRIBUTIONS    CAPITAL AND     APPRECIATION
FUND                 INCOME          INCOME      CAPITAL GAINS     EARNINGS        PAYABLE       OTHER LOSSES   (DEPRECIATION)*
---------------  --------------  --------------  --------------  ------------  ---------------  --------------  ----------------
Growth. . . . .  $            -  $            -  $            -  $          -  $            -   ($311,271,469)     ($22,673,643)
Large Cap Value               -          21,895               -        21,895               -      (1,147,813)       (3,261,322)
Total Return. .               -         526,923               -       526,923               -    (187,678,952)     (121,523,808)
Mid Cap Growth.               -               -               -             -               -         (13,052)           39,786
Aggressive. . .               -               -               -             -               -      (1,522,239)       (9,900,349)
Moderately
   Aggressive .               -          19,957               -        19,957               -      (1,262,061)      (12,839,778)
Moderate. . . .               -         143,477               -       143,477               -        (986,353)      (12,749,835)
Moderately
   Conservative               -          82,995               -        82,995               -        (373,553)       (2,261,669)
Conservative. .               -          95,927               -        95,927               -         (38,856)         (847,059)
Bond. . . . . .               -         658,339               -       658,339        (655,292)    (10,592,249)        7,818,208
Government Bond               -       2,228,094       2,788,828     5,016,922        (866,037)              -        11,548,182
Tax-Free Income         650,551               -               -       650,551        (806,939)       (345,924)       12,436,272
Money Market. .               -       1,741,401               -     1,741,401      (1,652,444)        (10,003)                -
Morley Enhanced
   Income . . .               -         236,965               -       236,965        (229,953)     (3,025,269)        1,520,390

                      TOTAL
                  ACCUMULATED
                    EARNINGS
FUND               (DEFICIT)
---------------  --------------
Growth. . . . .  ($333,945,112)
Large Cap Value     (4,387,240)
Total Return. .   (308,675,837)
Mid Cap Growth.         26,734
Aggressive. . .    (11,422,588)
Moderately
   Aggressive .    (14,081,882)
Moderate. . . .    (13,592,711)
Moderately
   Conservative     (2,552,227)
Conservative. .       (789,988)
Bond. . . . . .     (2,770,994)
Government Bond     15,699,067
Tax-Free Income     11,933,960
Money Market. .         78,954
Morley Enhanced
   Income . . .     (1,497,867)

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.


80  Annual  Report  2002

================================================================================
As of October 31, 2002, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:



                              TAX                                        NET UNREALIZED
                            COST OF       UNREALIZED      UNREALIZED      APPRECIATION
FUND                       SECURITIES    APPRECIATION    DEPRECIATION    (DEPRECIATION)
                         --------------  -------------  ---------------  --------------
Growth. . . . . . . . .  $  296,651,322  $  23,148,117    ($45,821,760)   ($22,673,643)
Large Cap Value . . . .      27,478,617      1,244,361      (4,505,683)     (3,261,322)
Total Return. . . . . .   1,691,896,178    239,597,919    (361,121,727)   (121,523,808)
Mid Cap Growth. . . . .         979,137         64,315         (24,529)         39,786
Aggressive. . . . . . .      65,225,653        333,494     (10,233,843)     (9,900,349)
Moderately Aggressive .     104,767,947        762,696     (13,602,474)    (12,839,778)
Moderate. . . . . . . .     138,551,768      1,279,920     (14,029,755)    (12,749,835)
Moderately Conservative      40,281,468        448,824      (2,710,493)     (2,261,669)
Conservative. . . . . .      30,410,035        271,496      (1,118,555)       (847,059)
Bond. . . . . . . . . .     138,345,078      9,607,839      (1,789,631)      7,818,208
Government Bond . . . .     224,227,815     11,636,675         (88,493)     11,548,182
Tax-Free Income . . . .     193,918,918     12,755,983        (319,711)     12,436,272
Morley Enhanced Income.      67,675,079      1,521,593          (1,203)      1,520,390

As of October 31, 2002, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the treasury regulations:




FUND                                 AMOUNT     EXPIRES
Growth                           $239,299,860      2009
Growth                             71,971,609      2010
Large Cap Value                     1,147,813      2010
Total Return                       98,598,182      2009
Total Return                       89,080,770      2010
Mid Cap Growth                         13,051      2010
Aggressive                          1,522,239      2009
Moderately Aggressive               1,262,061      2009
Moderate                              986,353      2009
Moderately Conservative                 9,627      2008
Moderately Conservative               263,275      2009
Moderately Conservative               100,651      2010
Conservative                            1,598      2008
Conservative                           35,614      2009
Conservative                            1,644      2010
Bond                                2,695,214      2003
Bond                                  171,239      2004
Bond                                  437,943      2007
Bond                                4,933,157      2008
Bond                                  813,853      2009
Bond                                1,540,843      2010
Tax-Free Income                       112,676      2007
Tax-Free Income                       233,248      2008
Money Market                            2,009      2008
Money Market                            7,994      2010
Morley Enhanced Income                181,706      2008
Morley Enhanced Income                896,348      2009
Morley Enhanced Income              1,947,215      2010

                                                           2002 Annual Report 81

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002

For the taxable year ended October 31, 2002, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:



                                 QUALIFIED
FUND                          DIVIDEND INCOME
Large Cap Value                           100%
Total Return                              100%
Aggressive                                 77%
Moderately Aggressive                      41%
Moderate                                   22%
Moderately Conservative                    11%
Conservative                                4%


     (F)  DISTRIBUTIONS  TO  SHAREHOLDERS

          Net investment income, if any, is declared and paid quarterly for the Growth, Large Cap Value, Total Return, Mid Cap Growth and Investor Destinations Funds and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

          Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA (American Institute of Certified Public Accountants) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-capital.

(G)     EXPENSES

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the Trust in relation to the net assets of each fund or on another reasonable basis. Once expenses are charged to a Fund, they are allocated to the classes based on relative net assets of each class for the Growth, Large Cap Value, Total Return, Mid Cap Growth and Investor Destinations Funds and based on total settled shares outstanding of each class for all other Funds. Expenses specific to a class (such as 12b-1 and administrative services fees) are charged to that class.


82  Annual  Report  2002

================================================================================
     (H)  CAPITAL  SHARE  TRANSACTIONS

          Transactions  in  capital  shares  of  the  Funds  were  as  follows:


                                                  GROWTH                      LARGE-CAP VALUE
                                          YEAR              YEAR             YEAR             YEAR
                                          ENDED            ENDED             ENDED            ENDED
                                       OCTOBER 31,      OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                          2002              2001             2002             2001
                                    -------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued .  $     18,058,034   $  35,818,447   $     13,195,433   $ 12,340,911
     Dividends reinvested. . . . .                 -       1,983,640          1,359,853        274,910
     Cost of shares redeemed . . .       (17,330,213)    (35,002,663)       (15,432,880)   (12,921,559)
                                    -------------------------------------------------------------------
                                             727,821       2,799,424           (877,594)      (305,738)
                                    -------------------------------------------------------------------
CLASS B SHARES
     Proceeds from shares issued .           559,387       1,144,620            182,522        272,132
     Dividends reinvested. . . . .                 -       1,769,963             23,885            924
     Cost of shares redeemed . . .          (677,053)       (963,829)           (70,909)       (98,983)
                                    -------------------------------------------------------------------
                                            (117,666)      1,950,754            135,498        174,073
                                    -------------------------------------------------------------------
CLASS C SHARES
     Proceeds from shares issued .            14,920       70,579 (a)            52,618      64,383 (a)
     Dividends reinvested. . . . .                 -               -              3,049         126 (a)
     Cost of shares redeemed . . .            (7,325)     (2,000) (a)           (20,634)    (2,302) (a)
                                    -------------------------------------------------------------------
                                               7,595          68,579             35,033         62,207
                                    -------------------------------------------------------------------
CLASS D SHARES
     Proceeds from shares issued .        17,384,874      38,958,141                  -              -
     Dividends reinvested. . . . .                 -     171,444,588                  -              -
     Cost of shares redeemed . . .      (153,516,021)   (109,707,019)                 -              -
                                    -------------------------------------------------------------------
                                        (136,131,147)    100,695,710                  -              -
                                    -------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued .     97,189,179 (b)              -           2,934 (c)     8,263,471
     Dividends reinvested. . . . .                 -               -               4 (c)        36,611
     Cost of shares redeemed . . .   (13,891,637) (b)              -        (74,100) (c)    (9,863,126)
                                    -------------------------------------------------------------------
                                          83,297,542               -            (71,162)    (1,563,044)
                                    -------------------------------------------------------------------
Change in net assets from
     capital transactions. . . . .      ($52,215,855)  $ 105,514,467          ($778,225)   ($1,632,502)
                                    -------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . . .         2,865,722       5,522,645          1,358,232      1,126,334
     Reinvested. . . . . . . . . .                 -         210,891            134,470         25,844
     Redeemed. . . . . . . . . . .        (2,741,759)     (5,454,703)        (1,585,305)    (1,168,906)
                                    -------------------------------------------------------------------
                                             123,963         278,833            (92,603)       (16,728)
                                    -------------------------------------------------------------------
CLASS B SHARES
     Issued. . . . . . . . . . . .           100,737         152,998             18,342         24,786
     Reinvested. . . . . . . . . .                 -         194,288              2,381             87
     Redeemed. . . . . . . . . . .          (130,408)       (130,166)            (7,545)        (8,972)
                                    -------------------------------------------------------------------
                                             (29,671)        217,120             13,178         15,901
                                    -------------------------------------------------------------------
CLASS C SHARES
     Issued. . . . . . . . . . . .             2,680       10,762 (a)             5,185       6,052 (a)
     Reinvested. . . . . . . . . .                 -               -                304          13 (a)
     Redeemed. . . . . . . . . . .            (1,411)       (395) (a)            (2,058)      (217) (a)
                                    -------------------------------------------------------------------
                                               1,269          10,367              3,431          5,848
                                    -------------------------------------------------------------------
CLASS D SHARES
     Issued. . . . . . . . . . . .         2,944,617       5,119,321                  -              -
     Reinvested. . . . . . . . . .                 -      18,158,722                  -              -
     Redeemed. . . . . . . . . . .       (24,598,993)    (13,862,386)                 -              -
                                    -------------------------------------------------------------------
                                         (21,654,376)      9,415,657                  -              -
                                    -------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued. . . . . . . . . . . .    14,931,915  (b)              -             281 (c)       730,266
     Reinvested. . . . . . . . . .                 -               -               - (c)         3,324
     Redeemed. . . . . . . . . . .    (2,561,548) (b)              -         (7,045) (c)      (876,623)
                                    -------------------------------------------------------------------
                                          12,370,367               -             (6,764)      (143,033)
                                    -------------------------------------------------------------------
Total change in shares . . . . . .        (9,188,448)      9,921,977            (82,758)      (138,012)
                                    -------------------------------------------------------------------

     (a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
     (b) For the period from January 2, 2002 (commencement of operations) thourgh October 31, 2002.
     (c) On March 5, 2002 Institutional Service Class Shares were liquidated in their entirety. Information presented represents operations through March 5, 2002.
     (d)  Amount  rounds  to  less  than  one  share.

                                                           2002 Annual Report 83

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002



                                              TOTAL RETURN             MID CAP GROWTH
                                          YEAR              YEAR            PERIOD
                                          ENDED            ENDED            ENDED
                                       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                          2002              2001           2002 (A)
                                   ----------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued .  $    472,153,322   $ 147,244,190   $              -
     Dividends reinvested. . . . .         1,351,046      15,066,179                  -
     Cost of shares redeemed . . .      (203,418,294)    (25,801,902)                 -
                                   ----------------------------------------------------
                                         270,086,074     136,508,467                  -
                                   ----------------------------------------------------
CLASS B SHARES
     Proceeds from shares issued .         4,410,411       6,587,859                  -
     Dividends reinvested. . . . .             6,206      12,835,915                  -
     Cost of shares redeemed . . .        (5,627,040)     (6,038,948)                 -
                                   ----------------------------------------------------
                                          (1,210,423)     13,384,826                  -
                                   ----------------------------------------------------
CLASS C SHARES
     Proceeds from shares issued .           131,080      203,641 (b)                 -
     Dividends reinvested. . . . .                14           99 (b)                 -
     Cost of shares redeemed . . .           (65,805)     (4,161) (b)                 -
                                   ----------------------------------------------------
                                              65,289         199,579                  -
                                   ----------------------------------------------------
CLASS D SHARES
     Proceeds from shares issued .        76,070,956     106,143,294                  -
     Dividends reinvested. . . . .         9,516,783     549,961,789                  -
     Cost of shares redeemed . . .      (297,074,331)   (240,830,564)                 -
                                   ----------------------------------------------------
                                        (211,486,592)    415,274,519                  -
                                   ----------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued .     70,730,621 (c)              -                  -
     Dividends reinvested. . . . .        329,908 (c)              -                  -
     Cost of shares redeemed . . .   (11,579,313) (c)              -                  -
                                   ----------------------------------------------------
                                          59,481,216               -                  -
                                   ----------------------------------------------------
INSTITUTIONAL CLASS SHARES
     Proceeds from shares issued .                 -               -          1,000,000
                                   ----------------------------------------------------
                                                   -               -          1,000,000
                                   ----------------------------------------------------
Change in net assets from
     capital transactions. . . . .  $    116,935,564   $ 565,367,391   $      1,000,000
                                   ----------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . . .        28,254,201       7,771,982                  -
     Reinvested. . . . . . . . . .            82,528         727,680                  -
     Redeemed. . . . . . . . . . .       (13,162,631)     (1,372,386)                 -
                                   ----------------------------------------------------
                                          15,174,098       7,127,276                  -
                                   ----------------------------------------------------
CLASS B SHARES
     Issued. . . . . . . . . . . .           257,143         331,672                  -
     Reinvested. . . . . . . . . .               442         626,343                  -
     Redeemed. . . . . . . . . . .          (343,701)       (299,872)                 -
                                   ----------------------------------------------------
                                             (86,116)        658,143                  -
                                   ----------------------------------------------------
CLASS C SHARES
     Issued. . . . . . . . . . . .             7,513      10,902  (b)                 -
     Reinvested. . . . . . . . . .                 1            5 (b)                 -
    Redeemed . . . . . . . . . . .            (3,773)       (240) (b)                 -
                                   ----------------------------------------------------
                                               3,741          10,667                  -
                                   ----------------------------------------------------
CLASS D SHARES
     Issued. . . . . . . . . . . .         4,498,907       5,343,008                  -
     Reinvested. . . . . . . . . .           570,233      26,692,626                  -
     Redeemed. . . . . . . . . . .       (17,482,851)    (12,365,126)                 -
                                   ----------------------------------------------------
                                         (12,413,711)     19,670,508                  -
                                   ----------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued. . . . . . . . . . . .      3,909,508 (c)              -                  -
     Reinvested. . . . . . . . . .         20,381 (c)              -                  -
     Redeemed. . . . . . . . . . .      (701,262) (c)              -                  -
                                   ----------------------------------------------------
                                           3,228,627               -                  -
                                   ----------------------------------------------------
INSTITUTIONAL CLASS SHARES
     Issued. . . . . . . . . . . .                 -               -            100,000
                                   ----------------------------------------------------
                                                   -               -            100,000
                                   ----------------------------------------------------
Total change in shares . . . . . .         5,906,639      27,466,594            100,000
                                   ----------------------------------------------------

(a) For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(b) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(c) For the period from January 2, 2002 (commencement of operations) thourgh October 31, 2002.


84  Annual  Report  2002

================================================================================


                                           AGGRESSIVE                    MODERLY AGGRESSIVE                    MODERATE
                                      YEAR           YEAR               YEAR              YEAR           YEAR           YEAR
                                      ENDED          ENDED             ENDED              ENDED          ENDED          ENDED
                                   OCTOBER 31,    OCTOBER 31,       OCTOBER 31,        OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                      2002           2001               2002              2001           2002           2001
                                  -----------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued  $    256,507   $          -   $         1,234,047   $          -   $  1,217,745   $          -
     Dividends reinvested. . . .           743             93                 4,432            211          6,172            299
     Cost of shares redeemed . .        (8,127)             -              (126,142)             -        (19,636)             -
                                  -----------------------------------------------------------------------------------------------
                                       249,123             93             1,112,337            211      1,204,281            299
                                  -----------------------------------------------------------------------------------------------
CLASS B SHARES
     Proceeds from shares issued        41,210              -               120,956              -        151,167              -
     Dividends reinvested. . . .            19             60                   438             89            296            113
                                  -----------------------------------------------------------------------------------------------
                                        41,229             60               121,394             89        151,463            113
                                  -----------------------------------------------------------------------------------------------
CLASS C SHARES
     Proceeds from shares issued        47,955          25 (a)               15,135          25 (a)       416,140          25 (a)
     Dividends reinvested. . . .             -              -                     -              -            410              -
                                  -----------------------------------------------------------------------------------------------
                                        47,955             25                15,135             25        416,550             25
                                  -----------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
     Proceeds from shares issued    42,740,449     32,225,999            71,636,499     43,444,474     88,685,946     81,173,159
     Dividends reinvested. . . .       429,255         47,954               973,254        131,663      1,907,824        394,341
     Cost of shares redeemed . .    (6,700,999)    (3,788,836)           (7,888,279)    (4,761,082)   (14,706,473)   (20,790,257)
                                  -----------------------------------------------------------------------------------------------
                                    36,468,705     28,485,117            64,721,474     38,815,055     75,887,297     60,777,243
                                  -----------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions. . . .  $ 36,807,012   $ 28,485,295   $        65,970,340   $ 38,815,380   $ 77,659,591   $ 60,777,680
                                  -----------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . .        38,597              -               167,202              -        150,134              -
     Reinvested. . . . . . . . .           118             11                   625             15            783             17
     Redeemed. . . . . . . . . .          (923)             -               (16,731)             -         (2,524)             -
                                  -----------------------------------------------------------------------------------------------
                                        37,792             11               151,096             15        148,393             17
                                  -----------------------------------------------------------------------------------------------
CLASS B SHARES
     Issued. . . . . . . . . . .         6,586              -                17,488              -         19,343              -
     Reinvested. . . . . . . . .             3              7                    65             10             37             12
                                  -----------------------------------------------------------------------------------------------
                                         6,589              7                17,553             10         19,380             12
                                  -----------------------------------------------------------------------------------------------
CLASS C SHARES
     Issued. . . . . . . . . . .         7,626           3 (a)                2,183           3 (a)        52,650           3 (a)
     Reinvested. . . . . . . . .             -              -                     -              -             54              -
                                  -----------------------------------------------------------------------------------------------
                                         7,626              3                 2,183              3         52,704              3
                                  -----------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
     Issued. . . . . . . . . . .     5,857,493      3,946,184             9,120,646      5,095,235     10,419,546      8,892,506
     Reinvested. . . . . . . . .        61,664          5,997               129,022         16,273        228,307         45,702
     Redeemed. . . . . . . . . .      (914,170)      (482,350)           (1,018,618)      (580,320)    (1,741,821)    (2,278,597)
                                  -----------------------------------------------------------------------------------------------
                                     5,004,987      3,469,831             8,231,050      4,531,188      8,906,032      6,659,611
                                  -----------------------------------------------------------------------------------------------
Total change in shares . . . . .     5,056,994      3,469,852             8,401,882      4,531,216      9,126,509      6,659,643
                                  -----------------------------------------------------------------------------------------------

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

                                                           2002 Annual Report 85

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002




                                              MODERATELY CONSERATIVE                   CONSERVATIVE
                                            YEAR                YEAR            YEAR           YEAR
                                           ENDED                ENDED          ENDED           ENDED
                                        OCTOBER 31,          OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                                            2002                2001            2002           2001
                                  ----------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued  $               990,745   $          -   $     820,653   $          -
     Dividends reinvested. . . .                    6,548            340           7,795            387
     Cost of shares redeemed . .                  (98,131)             -         (30,104)             -
                                  ----------------------------------------------------------------------
                                                  899,162            340         798,344            387
                                  ----------------------------------------------------------------------
CLASS B SHARES
     Proceeds from shares issued                   75,059              -          64,204              -
     Dividends reinvested. . . .                      607            241             289            308
     Cost of shares redeemed . .                     (149)             -               -              -
                                  ----------------------------------------------------------------------
                                                   75,517            241          64,493            308
                                  ----------------------------------------------------------------------
CLASS C SHARES
     Proceeds from shares issued                   87,136          25 (a)        397,660          25 (a)
     Dividends reinvested. . . .                      615              -             534              -
                                  ----------------------------------------------------------------------
                                                   87,751             25         398,194             25
                                  ----------------------------------------------------------------------
SERVICE CLASS SHARES
     Proceeds from shares issued               34,516,849     16,362,856      26,654,901     13,753,050
     Dividends reinvested. . . .                  732,325        175,789         650,280        194,966
     Cost of shares redeemed . .              (11,089,719)    (3,461,794)     (9,850,900)    (2,854,604)
                                  ----------------------------------------------------------------------
                                               24,159,455     13,076,851      17,454,281     11,093,412
                                  ----------------------------------------------------------------------
Change in net assets from
     capital transactions. . . .  $            25,221,885   $ 13,077,457   $  18,715,312   $ 11,094,132
                                  ----------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . .                  112,749              -          85,556              -
     Reinvested. . . . . . . . .                      762             33             823             39
     Redeemed. . . . . . . . . .                  (11,406)             -          (3,110)             -
                                  ----------------------------------------------------------------------
                                                  102,105             33          83,269             39
                                  ----------------------------------------------------------------------
CLASS B SHARES
     Issued. . . . . . . . . . .                    8,481              -           6,791              -
     Reinvested. . . . . . . . .                       71             24              30             32
     Redeemed. . . . . . . . . .                      (17)             -               -              -
                                  ----------------------------------------------------------------------
                                                    8,535             24           6,821             32
                                  ----------------------------------------------------------------------
CLASS C SHARES
     Issued. . . . . . . . . . .                    9,977           3 (a)         41,973           3 (a)
     Reinvested. . . . . . . . .                       72              -              57              -
                                  ----------------------------------------------------------------------
                                                   10,049              3          42,030              3
                                  ----------------------------------------------------------------------
SERVICE CLASS SHARES
     Issued. . . . . . . . . . .                3,773,596      1,726,142       2,753,385      1,389,700
     Reinvested. . . . . . . . .                   81,570         19,006          67,661         20,048
     Redeemed. . . . . . . . . .               (1,228,295)      (364,636)     (1,025,815)      (287,982)
                                  ----------------------------------------------------------------------
                                                2,626,871      1,380,512       1,795,231      1,121,766
                                  ----------------------------------------------------------------------
Total change in shares . . . . .                2,747,560      1,380,572       1,927,351      1,121,840
                                  ----------------------------------------------------------------------

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

86  Annual  Report  2002

================================================================================



                                                 GARTMORE                      GARTMORE GOVERNMENT           GARTMORE TAX-FREE
                                                BOND FUND                            BOND FUND                   INCOME FUND
                                          YEAR              YEAR               YEAR               YEAR              YEAR
                                         ENDED              ENDED              ENDED              ENDED             ENDED
                                      OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,       OCTOBER 31,
                                          2002              2001               2002               2001              2002
                                  ----------------------------------------------------------------------------------------------
CAPITAL
TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued  $        16,332,426   $  2,472,508   $         34,772,139   $ 31,837,975   $       13,511,653
     Proceeds from shares issued
       in connection with merger                    -              -                      -      2,765,986                    -
     Dividends reinvested. . . .              295,433        219,048              3,494,128      3,509,326              236,686
     Cost of shares redeemed . .          (13,788,295)    (1,744,101)           (39,985,321)   (40,739,601)         (12,072,989)
                                  ----------------------------------------------------------------------------------------------
                                            2,839,564        947,455             (1,719,054)    (2,626,314)           1,675,350
                                  ----------------------------------------------------------------------------------------------
CLASS B SHARES
     Proceeds from shares issued            1,158,381      1,297,414              2,605,953      2,106,713            1,443,276
     Proceeds from shares issued
       in connection with merger                    -              -                      -      2,015,612                    -
     Dividends reinvested. . . .              127,414        101,956                232,182        234,316              165,797
     Cost of shares redeemed . .             (634,222)      (385,138)              (871,930)    (1,588,542)            (775,285)
                                  ----------------------------------------------------------------------------------------------
                                              651,573      1,014,232              1,966,205      2,768,099              833,788
                                  ----------------------------------------------------------------------------------------------
CLASS C SHARES
     Proceeds from shares issued              195,745     156,192 (a)               508,038     422,558 (a)             112,660
     Dividends reinvested. . . .                8,873       2,147 (a)                30,235       7,711 (a)               3,921
     Cost of shares redeemed . .              (92,106)    (3,135) (a)               (64,488)    (7,516) (a)             (11,500)
                                  ----------------------------------------------------------------------------------------------
                                              112,512        155,204                473,785        422,753              105,081
                                  ----------------------------------------------------------------------------------------------
CLASS D SHARES
     Proceeds from shares issued           30,575,661     33,088,857             76,227,019     58,869,459            6,006,734
     Proceeds from shares issued
       in connection with merger                    -              -                      -     25,511,073                    -
     Dividends reinvested. . . .            6,415,693      6,183,641              7,335,032      5,523,777            6,854,256
     Cost of shares redeemed . .          (30,776,530)   (26,275,009)           (33,776,487)   (29,486,857)         (20,263,288)
                                  ----------------------------------------------------------------------------------------------
                                            6,214,824     12,997,489             49,785,564     60,417,452           (7,402,298)
                                  ----------------------------------------------------------------------------------------------
Change in net assets from
     capital transactions. . . .  $         9,818,473   $ 15,114,380   $         50,506,500   $ 60,981,990          ($4,788,079)
                                  ----------------------------------------------------------------------------------------------
SHARE
     TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . .            1,744,826        267,016              3,273,713      2,770,597            1,304,786
     Issued in connection
       with merger . . . . . . .                    -              -                      -        262,179                    -
     Reinvested. . . . . . . . .               31,616         24,096                332,417        308,557               22,774
     Redeemed. . . . . . . . . .           (1,474,257)      (187,826)            (3,770,023)    (3,584,600)          (1,161,169)
                                  ----------------------------------------------------------------------------------------------
                                              302,185        103,286               (163,893)      (243,267)             166,391
                                  ----------------------------------------------------------------------------------------------
CLASS B SHARES
     Issued. . . . . . . . . . .              124,351        142,297                247,277        109,541              139,572
     Issued in connection
        with merger. . . . . . .                    -              -                      -        191,235                    -
     Reinvested. . . . . . . . .               13,642         11,219                 22,081          5,951               15,952
     Redeemed. . . . . . . . . .              (68,245)       (42,213)               (82,250)       (51,769)             (74,811)
                                  ----------------------------------------------------------------------------------------------
                                               69,748        111,303                187,108        254,958               80,713
                                  ----------------------------------------------------------------------------------------------
CLASS C SHARES
     Issued. . . . . . . . . . .               20,705     16,979  (a)                48,336      40,988 (a)              10,799
     Reinvested. . . . . . . . .                  949         231 (a)                 2,874         737 (a)                 377
     Redeemed. . . . . . . . . .               (9,709)      (342) (a)                (6,198)      (704) (a)              (1,101)
                                  ----------------------------------------------------------------------------------------------
                                               11,945         16,868                 45,012         41,021               10,075
                                  ----------------------------------------------------------------------------------------------
CLASS D SHARES
     Issued. . . . . . . . . . .            3,260,273      3,598,494              7,139,123      4,649,589              577,715
     Issued in connection
        with merger. . . . . . .                    -              -                      -      2,418,099                    -
     Reinvested. . . . . . . . .              685,884        679,407                696,158        325,547              659,426
     Redeemed. . . . . . . . . .           (3,307,152)    (2,885,656)            (3,215,998)    (1,642,219)          (1,953,922)
                                  ----------------------------------------------------------------------------------------------
                                              639,005      1,392,245              4,619,283      5,751,016             (716,781)
                                  ----------------------------------------------------------------------------------------------
Total change in shares . . . . .            1,022,883      1,623,702              4,687,510      5,803,728             (459,602)
                                  ----------------------------------------------------------------------------------------------



                               GARTMORE TAX-FREE
                                  INCOME FUND
                                      YEAR
                                      ENDED
                                   OCTOBER 31,
                                      2001
                                  -------------
CAPITAL
TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued  $  2,110,771
     Proceeds from shares issued
       in connection with merger             -
     Dividends reinvested. . . .       157,524
     Cost of shares redeemed . .      (419,140)
                                  -------------
                                     1,849,155
                                  -------------
CLASS B SHARES
     Proceeds from shares issued     1,653,600
     Proceeds from shares issued
       in connection with merger             -
     Dividends reinvested. . . .       138,199
     Cost of shares redeemed . .      (471,387)
                                  -------------
                                     1,320,412
                                  -------------
CLASS C SHARES
     Proceeds from shares issued    113,366 (a)
     Dividends reinvested. . . .        168 (a)
     Cost of shares redeemed . .      (120) (a)
                                  -------------
                                       113,414
                                  -------------
CLASS D SHARES
     Proceeds from shares issued     7,548,554
     Proceeds from shares issued
       in connection with merger             -
     Dividends reinvested. . . .     7,288,484
     Cost of shares redeemed . .   (25,645,328)
                                  -------------
                                   (10,808,290)
                                  -------------
Change in net assets from
     capital transactions. . . .   ($7,525,309)
                                  -------------
SHARE
     TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . .       203,035
     Issued in connection
       with merger . . . . . . .             -
     Reinvested. . . . . . . . .        15,332
     Redeemed. . . . . . . . . .       (40,701)
                                  -------------
                                       177,666
                                  -------------
CLASS B SHARES
     Issued. . . . . . . . . . .       160,010
     Issued in connection
        with merger. . . . . . .             -
     Reinvested. . . . . . . . .        13,490
     Redeemed. . . . . . . . . .       (45,856)
                                  -------------
                                       127,644
                                  -------------
CLASS C SHARES
     Issued. . . . . . . . . . .     11,002 (a)
     Reinvested. . . . . . . . .         16 (a)
     Redeemed. . . . . . . . . .       (12) (a)
                                  -------------
                                        11,006
                                  -------------
CLASS D SHARES
     Issued. . . . . . . . . . .       732,863
     Issued in connection
        with merger. . . . . . .             -
     Reinvested. . . . . . . . .       709,399
     Redeemed. . . . . . . . . .    (2,491,102)
                                  -------------
                                    (1,048,840)
                                  -------------
Total change in shares . . . . .      (732,524)
                                  -------------

(a) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

                                                           2002 Annual Report 87

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002



                                               GARTMORE MONEY                    GARTMORE MORLEY
                                               MARKET  FUND                       ENHANCED FUND
                                          YEAR              YEAR              YEAR             YEAR
                                         ENDED             ENDED              ENDED            ENDED
                                      OCTOBER 31,       OCTOBER 31,        OCTOBER 31,      OCTOBER 31,
                                          2002              2001              2002             2001
                                   ---------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES
     Proceeds from shares issued .                -                 -   $      1,944,782   $    420,694
     Dividends reinvested. . . . .                -                 -             41,664         23,576
     Cost of shares redeemed . . .                -                 -           (895,587)      (172,364)
                                   ---------------------------------------------------------------------
                                                  -                 -          1,090,859        271,906
                                   ---------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
     Proceeds from shares issued .  $ 8,843,917  (a)  $             -         57,027,979     12,849,889
     Dividends reinvested. . . . .        9,466  (a)                -          1,055,432        183,986
     Cost of shares redeemed . . .     (247,125) (a)                -         (9,833,639)    (3,257,005)
                                   ---------------------------------------------------------------------
                                          8,606,258                 -         48,249,772      9,776,870
                                   ---------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Proceeds from shares issued .                -                 -          2,744,863      3,902,448
     Dividends reinvested. . . . .                -                 -            486,226        654,298
     Cost of shares redeemed . . .                -                 -         (4,436,252)    (4,347,071)
                                   ---------------------------------------------------------------------
                                                  -                 -         (1,205,163)       209,675
                                   ---------------------------------------------------------------------
SERVICE CLASS SHARES
     Proceeds from shares issued .    1,720,705,520     1,159,081,951                  -              -
     Dividends reinvested. . . . .        6,312,827        13,677,572                  -              -
     Cost of shares redeemed . . .   (1,540,591,382)     (988,075,054)                 -              -
                                   ---------------------------------------------------------------------
                                        186,426,965       184,684,469                  -              -
                                   ---------------------------------------------------------------------
PRIME SHARES
     Proceeds from shares issued .    1,245,358,007     1,314,052,873                  -              -
     Dividends reinvested. . . . .       16,316,572        55,934,508                  -              -
     Cost of shares redeemed . . .   (1,469,838,592)   (1,225,309,580)                 -              -
                                   ---------------------------------------------------------------------
                                       (208,164,013)      144,677,801                  -              -
                                   ---------------------------------------------------------------------
Change in net assets from
     capital transactions. . . . .     ($13,130,790)  $   329,362,270   $     48,135,468   $ 10,258,451
                                   ---------------------------------------------------------------------
SHARE TRANSACTIONS:
CLASS A SHARES
     Issued. . . . . . . . . . . .                -                 -            203,714         42,739
     Reinvested. . . . . . . . . .                -                 -              4,360          2,398
     Redeemed. . . . . . . . . . .                -                 -            (93,657)       (17,543)
                                   ---------------------------------------------------------------------
                                                  -                 -            114,417         27,594
                                   ---------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
     Issued. . . . . . . . . . . .    8,843,917  (a)                -          5,991,510      1,308,609
     Reinvested. . . . . . . . . .        9,466  (a)                -            110,681         18,758
     Redeemed. . . . . . . . . . .     (247,125) (a)                -         (1,034,460)      (332,002)
                                   ---------------------------------------------------------------------
                                          8,606,258                 -          5,067,731        995,365
                                   ---------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
     Issued. . . . . . . . . . . .                -                 -            287,352        396,352
     Reinvested. . . . . . . . . .                -                 -             50,719         66,418
     Redeemed. . . . . . . . . . .                -                 -           (463,641)      (441,536)
                                   ---------------------------------------------------------------------
                                                  -                 -           (125,570)        21,234
                                   ---------------------------------------------------------------------
SERVICE CLASS SHARES
     Issued. . . . . . . . . . . .    1,720,705,520     1,159,081,951                  -              -
     Reinvested. . . . . . . . . .        6,312,827        13,677,572                  -              -
     Redeemed. . . . . . . . . . .   (1,540,591,382)     (988,075,054)                 -              -
                                   ---------------------------------------------------------------------
                                        186,426,965       184,684,469                  -              -
                                   ---------------------------------------------------------------------
PRIME SHARES
     Issued. . . . . . . . . . . .    1,245,357,867     1,314,077,616                  -              -
     Reinvested. . . . . . . . . .       16,316,572        55,936,953                  -              -
     Redeemed. . . . . . . . . . .   (1,469,838,592)   (1,225,309,722)                 -              -
                                   ---------------------------------------------------------------------
                                       (208,164,153)      144,704,847                  -              -
                                   ---------------------------------------------------------------------
Total change in shares . . . . . .      (13,130,930)      329,389,316          5,056,578      1,044,193
                                   ---------------------------------------------------------------------

(a) For the period from December 13, 2001 (commencement of operations) through October 31, 2002.

88  Annual  Report  2002

================================================================================
3.   TRANSACTIONS  WITH  AFFILIATES

Under the terms of the Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust ("GMF") or Gartmore Morley Capital Management, Inc. ("GMCM") manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly owned subsidiary of Gartmore Global Investments, Inc. ("GGI"), a holding company. GGI is a wholly owned subsidiary of Gartmore Global Asset Management Trust ("GGAMT"). GGAMT is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders. GMCM is a majority-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. GMF also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadviser, if applicable, for the Funds it advises. The subadvisers manage each of their respective Fund's investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:



FUND                     ADVISER           SUBADVISER
-----------------------  -------           ----------------------------
Growth. . . . . . . . .  GMF               n/a
Large Cap Value . . . .  GMF               NorthPointe Capital, LLC (a)
Total Return. . . . . .  GMF               n/a
Mid Cap Growth. . . . .  GMF               n/a
Aggressive. . . . . . .  GMF               n/a
Moderately Aggressive .  GMF               n/a
Moderate. . . . . . . .  GMF               n/a
Moderately Conservative  GMF               n/a
Conservative. . . . . .  GMF               n/a
Bond. . . . . . . . . .  GMF               n/a
Government Bond . . . .  GMF               n/a
Tax-Free Income . . . .  GMF               n/a
Money Market. . . . . .  GMF               n/a
Morley Enhanced Income.  GMCM              n/a

(a)  Affiliate  of  GMF.

                                                           2002 Annual Report 89

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund's average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and the subadvisers, where applicable, is as follows for the year ended October 31, 2002:




                                      TOTAL                     FEES      PAID TO
FUND                               FEE SCHEDULE        FEES   RETAINED   SUBADVISER
---------------------------  ------------------------  -----  ---------  -----------
Growth and Total Return . .  Up to $250 million        0.60%      0.60%           -
                             On the next $750 million  0.58%      0.58%           -
                             On the next $1 billion    0.55%      0.55%           -
                             On the next $3 billion    0.53%      0.53%           -
                             On $5 billion and more    0.50%      0.50%           -
Large Cap Value . . . . . .  Up to $100 million        0.75%      0.40%        0.35%
                             On $100 million and more  0.70%      0.40%        0.30%
Mid Cap Growth. . . . . . .  All Assets                0.75%      0.75%           -
Investor Destinations Funds  All Assets                0.13%      0.13%           -
Bond, Government Bond . . .  Up to $250 million        0.50%      0.50%           -
and Tax-Free Income . . . .  On the next $750 million  0.48%      0.48%           -
                             On the next $1 billion    0.45%      0.45%           -
                             On the next $3 billion    0.43%      0.43%           -
                             On $5 billion and more    0.40%      0.40%           -
Money Market. . . . . . . .  Up to $1 billion          0.40%      0.40%           -
                             On the next $1 billion    0.38%      0.38%           -
                             On the next $3 billion    0.36%      0.36%           -
                             On $5 billion and more    0.34%      0.34%           -
Morley Enhanced Income. . .  All Assets                0.35%      0.35%           -

Effective July 1, 2002, GMF or GMCM, where applicable, and the Funds have entered into written contracts ("Expense Limitation Agreements") limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below. The expense limitations for the Investor Destinations Funds do not exclude any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees.





                        EXPENSE CAPS
                        -------------
                                                                                           INSTITUTIONAL
                                                                               INSTITUTIONAL  SERVICE   SERVICE
                           CLASS A     CLASS B      CLASS C         CLASS D       CLASS       CLASS      CLASS    PRIME
FUND                       SHARES       SHARES       SHARES          SHARES       SHARES      SHARES     SHARES   SHARES
Large Cap Value (a). .      1.00%       1.00%          1.00%            n/a         n/a         n/a         n/a      n/a
Mid Cap Growth (b) . .       n/a         n/a            n/a             n/a        1.15%        n/a         n/a      n/a
Investor Destinations
   Funds (c) . . . . .      0.71%       1.31%          1.31%            n/a         n/a         n/a        0.61%     n/a
Government Bond (a). .      0.79%       0.79%          0.79%           0.79%        n/a         n/a         n/a      n/a
Money Market (b), (d).       n/a         n/a            n/a             n/a        0.59%        n/a         0.59%    0.59%
Morley Enhanced
   Income (a). . . . .      0.45%        n/a            n/a             n/a        0.45%      0.45%         n/a      n/a

(a) The Expense Limitation Agreement for these Funds will remain in effect until at least July 1, 2003.
(b) The Expense Limitation Agreement for these Funds will remain in effect until at least October 1, 2003.
(c) The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through February 28, 2011.
(d) The Expense Limitation Agreement for this Fund began October 1, 2002. Between July 1, 2002 and October 1, 2002 the Expense Limitation Agreement only had an expense cap of 0.75% for the Service Class Shares of this Fund including Rule 12b-1 and administrative services fees.

90  Annual  Report  2002

================================================================================
Prior to July 1, 2002, GMF or GMCM, where applicable, and the Funds had entered into Expense Limitation Agreements limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding the amounts listed in the table below. The expense limitations for the Investor Destinations Funds did not exclude any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees.




                                 EXPENSE CAPS
                                 -------------
                                                                                                    INSTITUTIONAL
                                                                                        INSTITUTIONAL  SERVICE     SERVICE
                                    CLASS A     CLASS B      CLASS C         CLASS D       CLASS        CLASS       CLASS
FUND                                SHARES       SHARES       SHARES          SHARES       SHARES      SHARES      SHARES
-------------------------------  -------------  --------  --------------  --------------  --------  -------------  -------
Large Cap Value (a) . . . . . .          1.15%     1.90%           1.90%         n/a          n/a       1.00%          n/a
Investor Destinations Funds (b)          0.71%     1.31%           1.31%         n/a          n/a        n/a          0.61%
Government Bond (a) . . . . . .          0.99%     1.64%           1.64%       0.79%          n/a        n/a           n/a
Morley Enhanced Income (a). . .          0.90%      n/a             n/a          n/a         0.45%       0.70%         n/a

(a) Prior to March 1, 2002 these expense limitations included Rule 12b-1 and administrative services fees.
(b) The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through February 28, 2011.

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by them pursuant to the Expense Limitation Agreements at a later date not to exceed five years from commencement of operations (three years from the fiscal year in which the corresponding reimbursement was made for the Mid Cap Growth and Money Market Funds) if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and
(iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted. As of the year ended October 31, 2002, the cumulative potential reimbursements were as follows:




FUND                      AMOUNT        EXPIRES
-----------------------  --------  -----------------
Large Cap Value . . . .  $517,116  November 2, 2003
Mid Cap Growth. . . . .    16,030  October 1, 2005
Aggressive. . . . . . .   234,335  March 31, 2005
Moderately Aggressive .   238,401  March 31, 2005
Moderate. . . . . . . .   216,958  March 31, 2005
Moderately Conservative   240,364  March 31, 2005
Conservative. . . . . .   234,781  March 31, 2005
Money Market. . . . . .    86,972  October 31, 2005
Morley Enhanced Income.   284,734  December 29, 2004


                                                           2002 Annual Report 91

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. ("GDSI"), the Funds' Distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. Prior to October 1, 2002 Nationwide Securities, Inc. ("NSI") served as the Funds' Distributor. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:




                             CLASS A   CLASS B   CLASS C      SERVICE
FUND                          SHARES    SHARES    SHARES   CLASS SHARES
---------------------------  --------  --------  --------  -------------
Growth. . . . . . . . . . .     0.25%     1.00%     1.00%  n/a
Large Cap Value . . . . . .     0.25%     1.00%     1.00%  n/a
Total Return. . . . . . . .     0.25%     1.00%     1.00%  n/a
Mid Cap Growth. . . . . . .     0.25%     1.00%     1.00%  n/a
Investor Destinations Funds     0.25%     1.00%     1.00%  0.25%
Bond. . . . . . . . . . . .     0.25%     0.85%     0.85%  n/a
Government Bond . . . . . .     0.25%     0.85%     0.85%  n/a
Tax-Free Income . . . . . .     0.25%     0.85%     0.85%  n/a
Money Market. . . . . . . .     n/a       n/a       n/a    0.15%
Morley Enhanced Income. . .     0.25%     n/a       n/a    n/a

Pursuant to an Underwriting Agreement, GDSI (NSI prior to October 1, 2002) serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A, Class C and Class D shares. Such fees are deducted from and are not included in proceeds from sales of Class A, Class C and Class D shares. From such fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A, Class C and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. Such fees are contingent deferred sales charges ("CDSCs") ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder's account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within 6 years of the purchase. In addition, Class C shares also have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2002, NSI and GDSI received commissions of $1,261,944 from front-end sales charges of Class A, Class C and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $1,196,038 was reallowed to affiliated broker-dealers of the Funds.

The Mid Cap Growth Fund will assess a 1.50% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.


92  Annual  Report  2002

================================================================================

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides for various administrative and accounting services. Gartmore Investors Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. Effective December 1, 2001, the fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for its services.

COMBINED  FEE  SCHEDULE*
Up  to  $1  billion                                            0.25%
$1  billion  and  more  up  to  $3  billion                    0.18%
$3  billion  and  more  up  to  $4  billion                    0.14%
$4  billion  and  more  up  to  $5  billion                    0.07%
$5  billion  and  more  up  to  $10  billion                   0.04%
$10  billion  and  more  up  to  $12  billion                  0.02%
$12  billion  or  more                                         0.01%

* The assets of the Investor Destinations Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds do not directly pay any part of this fee.

Prior to December 1, 2001, the fees under the Fund Administration Agreement for each Fund were calculated based on the fee schedule below:




FUND                                    FUND ADMINISTRATION FEE SCHEDULE (A)
Growth, Total Return, Bond, Government  Up to $250 million                    0.07%
Bond, Money Market, Morley Enhanced. .  On the next $750 million              0.05%
Income and Tax-Free Income . . . . . .  On $1 billion and more                0.04%
Large Cap Value. . . . . . . . . . . .  Up to $250 million                    0.10%
                                        On the next $750 million              0.06%
                                        On $1 billion and more                0.04%
Investor Destinations Funds. . . . . .  Up to $250 million                    0.07%
                                        On $250 million and more              0.05%

(a) The Fund Administration fee was subject to a minimum of $75,000 per Fund per year for the Large Cap Value Fund, Investor Destinations Funds and Morley Enhanced Income Fund.

Prior to December 1, 2001, GISI received fees at $20 per account for Class A, Class B, Class C and Class D shares, $30 per account for Prime Shares, and 0.01% of the average daily net assets of the Institutional Class, Institutional
Service  Class  and  Service  Class  shares  of  each  of  the applicable Funds.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. to provide sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Prime Shares, Service Class and Institutional Service Class of shares of each of the applicable Funds.

4.   BANK  LOANS

The Trust currently has an unsecured bank line of credit of $50,000,000 with Fifth Third Bank. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. These interest costs are included in custodian fees in the Statements of Operations. No compensating balances are required under the terms of the line of credit. Growth and Total Return had outstanding borrowings of $437,021 and $4,762,716, respectively, as of October 31, 2002.

                                                           2002 Annual Report 93

================================================================================
Core  Series

NOTES  TO  FINANCIAL  STATEMENTS  (CONTINUED)
October  31,  2002

5.   INVESTMENT  TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2002, are summarized as follows:


FUND                      PURCHASES       SALES
-----------------------  ------------  ------------
Growth. . . . . . . . .  $865,475,210  $917,586,590
Large Cap Value . . . .    24,969,793    26,751,890
Total Return. . . . . .   559,684,174   434,169,619
Mid Cap Growth. . . . .     1,007,345        36,591
Aggressive. . . . . . .    48,182,454    11,622,644
Moderately Aggressive .    83,546,150    18,588,621
Moderate. . . . . . . .   102,126,096    29,409,938
Moderately Conservative    34,272,929    11,922,877
Conservative. . . . . .    22,212,506     7,414,760
Bond. . . . . . . . . .    41,658,036    36,426,094
Government Bond . . . .   225,207,903   187,793,027
Tax-Free Income . . . .    57,757,520    62,201,248
Morley Enhanced Income.    60,611,012    11,993,721


94  Annual  Report  2002

================================================================================
REPORT  OF  INDEPENDENT  ACCOUNTANTS


TO  THE  BOARD  OF  TRUSTEES  AND  SHAREHOLDERS  OF  GARTMORE  MUTUAL  FUNDS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Growth Fund, Gartmore Large Cap Value Fund, Gartmore Total Return Fund, Gartmore Mid Cap Growth Fund, Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Tax-Free Income Fund, Gartmore Money Market Fund, and Gartmore Morley Enhanced Income Fund (fourteen series of Gartmore Mutual Funds, hereafter referred to as the "Funds") at October 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period ended October 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds for the periods ended on or before October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS  LLP
PHILADELPHIA,  PENNSYLVANIA
DECEMBER  17,  2002


                                                           2002 Annual Report 95

================================================================================
Core  Series

MANAGEMENT  INFORMATION  (UNAUDITED)

TRUSTEES  WHO  ARE  NOT  INTERESTED  PERSONS (AS DEFINED IN THE 1940 ACT) OF THE
FUNDS OCTOBER  31,  2002



                                                                                                            NUMBER
                                              TERM OF                                                         OF        OTHER
                                            OFFICE WITH                                                   PORTFOLIOS  DIRECTOR-
                                              TRUST -                       PRINCIPAL                      IN FUND      SHIPS
NAME,                         POSITION(S)     LENGTH                      OCCUPATION(S)                    COMPLEX      HELD
ADDRESS,                         HELD         OF TIME                      DURING PAST                     OVERSEEN      BY
AND AGE                        WITH FUND      SERVED1                        5 YEARS                      BY TRUSTEE  TRUSTEE2
------------------------------------------------------------------------------------------------------------------------------
Charles E. Allen . . . . . .  Trustee      Since          Mr. Allen is Chairman, Chief Executive                  78  None
8162 E. Jefferson Ave., #15B               July  2000     Officer and President of Graimark
Detroit, MI 48214                                         Realty Advisors, Inc. (real estate
Age 54                                                    development, investment and
                                                          asset management).

Paula H.J. Cholmondeley. . .  Trustee      Since          Ms. Cholmondeley is Vice President                      78  None
c/o Sappi Fine Paper                       July  2000     and General Manager of Special Products
225 Franklin Street                                       at Sappi Fine Paper North America. Prior
Boston, MA 02110                                          to 1998, she held various positions with
Age 55                                                    Owens Corning, including Vice President
                                                          and General Manager of the Residential
                                                          Insulation Division (1997 to 1998),
                                                          President of the MIRAFLEX Fibers
                                                          Division (1994 to 1997).

C. Brent DeVore. . . . . . .  Trustee      Since          Dr. DeVore is President of Otterbein College.           78  None
111 N. West Street                         May  1998
Westerville, OH 43081
Age 61

Robert M. Duncan . . . . . .  Trustee      Since          Since 1999, Mr. Duncan has worked as an                 78  None
1397 Haddon Road                           April 1997     arbitration and mediation consultant.
Columbus, OH 43209                                        From 1996 to 1999, he was Commissioner
Age 74                                                    of the Ohio Elections Commission.

Barbara L. Hennigar. . . . .  Trustee      Since          Retired; Ms. Hennigar is the former                     78  None
6363 So. Sicily Way                        July  2000     Chairman of OppenheimerFunds Services
Aurora, CO 80016                                          and Shareholder Services Inc. Ms. Hennigar
Age 66                                                    held this position from October 1999 to
                                                          June, 2000.  Prior to that, she served
                                                          as President and Chief Executive Officer
                                                          of OppenheimerFunds Services.

Thomas J. Kerr, IV . . . . .  Trustee      Since          Dr. Kerr is President Emeritus of                       78  None
4890 Smoketalk Lane                        June  1981     Kendall College.
Westerville, OH 43081
Age 68

Douglas F. Kridler . . . . .  Trustee      Since          Mr. Kridler is the President and                        78  None
2355 Brixton Road                          September 1997 Chief Executive Officer of the
Columbus, OH 43221                                        Columbus Foundation (a foundation
Age 47                                                    which manages over 1,000 individual
                                                          endowment funds). Prior to
                                                          January 31, 2002, Mr. Kridler was
                                                          the President of the Columbus
                                                          Association for the Performing
                                                          Arts and Chairman of the Greater
                                                          Columbus Convention and Visitors
                                                          Bureau.

DAVID C. WETMORE . . . . . .  Trustee      Since          Mr. Wetmore is the Managing Director of               78 3  None
26 Turnbridge Drive                        May  1998      Updata Capital, Inc., a venture
Long Cove Plantation                                      capital firm.
Hilton Head, SC 29928
Age 54

96  Annual  Report  2002

================================================================================
TRUSTEES AND OFFICERS WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS OCTOBER 31, 2002




                                                                                                              NUMBER
                                          TERM OF                                                               OF        OTHER
                                        OFFICE WITH                                                         PORTFOLIOS  DIRECTOR-
                                          TRUST -                           PRINCIPAL                        IN FUND      SHIPS
NAME,                   POSITION(S)       LENGTH                          OCCUPATION(S)                      COMPLEX      HELD
ADDRESS,                   HELD           OF TIME                          DURING PAST                       OVERSEEN      BY
AND AGE                  WITH FUND        SERVED1                            5 YEARS                        BY TRUSTEE  TRUSTEE2
------------------------------------------------------------------------------------------------------------------------------
Joseph J. Gasper . . .  Trustee      Since              Mr. Gasper is a Director, President                         78  None
Nationwide Insurance                 September  1997    and Chief Operating Officer of Nationwide
One Nationwide Plaza                                    Financial Services, Inc.* (since December
1-37-06                                                 1996) and of Nationwide Life and Annuity
Columbus, OH 43215                                      Insurance Company* and Nationwide Life
Age 59                                                  Insurance Company* (since April 1996).
                                                        Mr. Gasper is also Vice Chairman of the
                                                        Board of Directors of the managing
                                                        unitholder of GGAMT* and GMF.*

Paul J. Hondros. . . .  Trustee      Since              Mr. Hondros is President and Chief                        78 3  None
Gartmore Global. . . .  And          July  2000         Executive Officer of Gartmore
Investments, Inc.. . .  Chairman                        Distribution Services, Inc. (
1200 River Road                                         Gartmore Investors Services, Inc.*,
Conshohocken, PA 19428                                  Gartmore Morley Capital Management,
                                                        Inc.*, Gartmore Morley Financial Services,
                                                        Inc.,* NorthPointe Capital, LLC*,  GGAMT*,
                                                        GGI*, GMF*, and GSA* and a Director of
                                                        Nationwide Securities, Inc.* as well as
                                                        several entities within Nationwide Financial
                                                        Services, Inc.* Prior to that, Mr. Hondros
                                                        served as President and Chief Operations
                                                        Officer of Pilgrim Baxter and Associates, Ltd.,
                                                        an investment management firm, and its affiliated
                                                        investment management arm, Pilgrim Baxter Value
                                                        Investors, Inc. and as Executive Vice President
                                                        to the PBHG Funds, PBHG Insurance Series Funds
                                                        and PBHG Adviser Funds.

Arden L. Shisler . . .  Trustee      Since              Mr. Shisler is President and Chief Executive                78  None
1356 North Wenger Rd.                February  2000     Officer of K&B Transport, Inc., a trucking
Dalton, OH 44618                                        firm, Chairman of the Board for Nationwide
Age 60                                                  Mutual Insurance Company* and a Director
                                                        of Nationwide Financial Services, Inc.*

Gerald J. Holland. . .  Treasurer    Since              Mr. Holland is Senior Vice President -                      78  None
Gartmore Global                      March  2001        Chief Administrative Officer for GGI*,
Investments, Inc.                                       GMF*, GSA* and GDSI.*   From July 2000
1200 River Road                                         to March 2002 he was Senior Vice President -
Conshohocken, PA 19428                                  Operations for GGI, GMF and GSA. Prior to
Age 51                                                  July 2000, he was Vice President for First
                                                        Data Investor Services, an investment
                                                        company service provider.

Kevin S. Crossett. . .  Secretary    Since              Mr. Crossett is Vice President, Associate                   78
Gartmore Global                      December  2000     General Counsel for GGI,* GMF,* GSA,* GDSI,*
Investments, Inc.                                       Nationwide Financial Services, Inc.* and
1200 River Road                                         other Nationwide Insurance entities.* From
Conshohocken, PA 19428                                  June 2000 to December 2000, he was Assistant
Age 41                                                  Secretary to the Funds.*  Prior to 1999, he
                                                        was Vice President, Senior Counsel and
                                                        Director of Compliance for Merrill Lynch,
                                                        Pierce, Fenner & Smith, Inc.

1 The term of office length is until a director resigns or reaches a mandatory retirement age of 70. The Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy.
2 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
     Section  15(d)  of  the  Exchange  Act.
3 Mr. Wetmore serves as an independent member, and Mr. Hondros serves as a member, of the Administrative Committee for The AlphaGen Caelum Fund LLC, The AlphaGen Caelum Fund LDC, The Healthcare Fund LLC and The Healthcare Fund LDC, four hedge funds managed by Gartmore SA Capital Trust ("GSA").
* This position is held with an affiliated person or principal underwriter of the Funds.

                                                           2002 Annual Report 97

================================================================================
Asset allocation is widely regarded as the key strategy for investment success. That's because diversifying your investments among various asset classes helps to mitigate risk potential and can increase the return potential of your overall portfolio. In fact, studies have shown that more than 90% of the variability of returns associated with an overall portfolio across time is driven by the power of asset allocation.*

At Gartmore Funds, we offer you a full menu of specialized funds and solid core funds that can serve as the building blocks you need for diversified asset allocation strategies and powerful performance potential.

1. Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than a more diversified investment.
2. International investing involves additional risks, including currency fluctuations, political instability and foreign regulations, all of which are magnified in emerging markets.
3. Small-cap stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.
4. High-yield funds are typically subject to greater risk and price volatility than funds that invest in higher-rated debt securities.
5. While the fund invests primarily in securities of the U.S. government and its agencies, the fund's value is not guaranteed by these entities.
6. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market fund.
7. For some investors, income from the fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.
* Sources: Ibbotson and Kaplan, "Does Asset Allocation Policy Explain 40, 90, or 100 Percent of Performance?", Financial Analysts Journal (January/February 2000); Brinson Hood Beebower Study (1991).

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GARTMORE  FUNDS
                                                                     PRESORT STD
1200  River  Road                                            U.S.  POSTAGE  PAID
Conshohocken,  PA  19428                                       PERMIT  NO.  1235
888-223-2116                                                    NEW  YORK,  N.Y.

WWW.GARTMOREFUNDS.COM
Gartmore  Funds  Shareholder  Services:
800-848-0920

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